UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2014

Date of reporting period:	9/30/2014

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ASSET ALLOCATION FUND

ANNUAL REPORT • SEPTEMBER 30, 2014

Fund Type

Balanced/Allocation

Objective

Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 14, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2014.

Since market conditions change overtime, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Asset Allocation Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Asset Allocation Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charge) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	13.36%	70.03%	85.68%	—
Class B	12.60	64.26	72.75	—
Class C	12.60	64.27	72.76	—
Class R	13.23	68.32	N/A	70.24% (12/17/04)
Class Z	13.73	72.65	91.04	—
Customized Blend Index	11.72	66.34	95.90	—
Barclays US Aggregate Bond Index	3.96	22.37	57.12	—
S&P 500 Index	19.70	107.21	117.93	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	10.58	62.25	87.81	—

Average Annual Total Returns (With Sales Charge) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	7.12%	9.95%	5.78%	—
Class B	7.60	10.30	5.62	—
Class C	11.60	10.44	5.62	—
Class R	13.23	10.98	N/A	5.59% (12/17/04)
Class Z	13.73	11.54	6.69	—
Customized Blend Index	11.72	10.71	6.96	—
Barclays US Aggregate Bond Index	3.96	4.12	4.62	—
S&P 500 Index	19.70	15.69	8.10	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	10.58	10.12	6.45	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	13.36%	11.20%	6.38%	—
Class B	12.60	10.44	5.62	—
Class C	12.60	10.44	5.62	—
Class R	13.23	10.98	N/A	5.59% (12/17/04)
Class Z	13.73	11.54	6.69	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Customized Blend Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2004) and the account values at the end of the current fiscal year (September 30, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an

Prudential Asset Allocation Fund	3

Your Fund’s Performance (continued)

individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Customized Blend Index

The Customized Blend Index is made up of the S&P 500 Index (50%), the Barclays US Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the Morgan Stanley Capital International Europe, Australasia and Far East Net Dividend (MSCI EAFE ND) Index (5%). The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. Each component of the customized blend is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each class under the Fund’s investment strategies. Customized Blend Index Closest Month-End to Inception cumulative total return is 84.10% for Class R. Customized Blend Index Closest Month-End to Inception average annual total return is 6.46% for Class R.

Barclays US Aggregate Bond Index

The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity on

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the securities. It gives a broad look at how US investment grade bonds have performed. Barclays US Aggregate Bond Index Closest Month-End to Inception cumulative total return is 55.63% for Class R. Barclays U.S. Aggregate Bond Index Closest Month-End to Inception average annual total return is 4.64% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 99.52% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 7.34% for Class R.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%. Lipper Average Closest Month-End to Inception cumulative total return is 74.32% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 5.81% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/14
Apple, Inc., Technology Hardware, Storage & Peripherals	1.6%
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	1.3
Johnson & Johnson, Pharmaceuticals	1.2
Microsoft Corp., Software	1.1
General Electric Co., Industrial Conglomerates	1.0

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/14
Oil, Gas & Consumable Fuels	5.0%
Banks	3.8
Pharmaceuticals	3.7
Software	2.3
Internet Software & Services	2.3

Industry weightings reflect only long-term equity investments and are subject to change.

Prudential Asset Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Asset Allocation Fund’s Class A shares returned 13.36% for the 12-month reporting period that ended September 30, 2014. The Fund’s Class A shares outperformed the 11.72% gain of the Customized Blend Index (described on page 4) and the 10.58% gain of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

How did the US stock market perform?

The equity market in the United States returned 19.70% for the period, according to the S&P 500 Index.

•

In the fourth quarter 2013, at the beginning of the reporting period, US equities posted solid gains, capping off a banner year. Market volatility was modest, despite a partial government shutdown during October. In December, amid stronger economic growth, the Federal Reserve (the Fed) announced it would start trimming its quantitative easing bond buying program in January 2014. Investors greeted the news with enthusiasm and stocks rallied.

•

US equities generated a small gain during the first quarter of 2014, slogging through a harsh winter and fighting economic headwinds. In January, weaker manufacturing growth in China led to a steep selloff. Although stock prices rebounded and hit a new record high in February, they stumbled during March due to geopolitical tensions in Crimea and Ukraine. Slowing US economic growth, driven by unusually bad winter weather, also dampened stock market performance. In addition, investors reacted unfavorably to suggestions by new Fed chair Janet Yellen that the Fed might hike interest rates shortly after the end of its quantitative easing program.

•

During the second quarter of 2014, US equities posted modest gains. The quarter began with a new high during the first week of April, but fell back on continued geopolitical worries, largely about Ukraine, and uncertainty about corporate earnings. Market sentiment was more positive in May, leading to a series of new market highs. In June, stocks continued their advance, posting record highs even as the Fed continued to taper its quantitative easing program. Later in the month, a militant insurgency in Iraq briefly slowed market momentum and put oil markets on edge. Also, during the second quarter, first-quarter US economic growth was revised downward to its worst contraction in five years.

•

US equities turned in tepid performance during the third quarter of 2014. A “buy-on-the-dip” sentiment prevailed, driven by solid fundamentals and robust economic growth. US stocks seemed mostly immune to intensifying geopolitical conflicts in the Middle East and Ukraine, hitting a new record high

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during August. In September, the market grew somewhat more volatile as investors speculated that the Fed might raise interest rates sooner rather than later following the end of its quantitative easing program in October.

How did international stock markets perform?

International equity markets rose 4.25% overall in US dollar terms, as measured by the Morgan Stanley Capital International Europe Australasia and Far East (MSCI-EAFE) Net Dividend Index, which tracks equity markets of economically developed nations other than the United States and Canada.

•

In the fourth quarter of 2013, international equities markets generated positive returns. Europe was the greatest source of strength, as the region moved out of recession and seemed likely to benefit from reduced austerity and improved financial conditions. Meanwhile, Japan continued to make progress on its efforts to end nearly two decades of deflation through a combination of fiscal expansion and aggressive monetary easing.

•

International equities eked out a small gain during the first quarter of 2014. As Europe continued to combat deflationary pressures, European stocks generated positive returns overall, with Nordic countries generating the strongest results. Meanwhile, geopolitical tensions between Russia and Ukraine emerged as the latest threat to market stability. Returns in the Pacific were weakest, as worries about China’s manufacturing growth weighed on stock prices. Japanese equities declined on lower export growth and fears a new sales tax could hamper earlier stimulus efforts.

•

International equities recorded gains during the second quarter of 2014, with most regions modestly advancing. The persistently fragile recovery in Europe and weakness in Japan contributed to softer-than-expected global economic growth. However, the global manufacturing sector continued to strengthen, central banks remained accommodative, and governments introduced targeted stimulus measures or eased austerity measures.

•

In the third quarter of 2014, international equities generated a modest gain. Market returns in Europe mirrored that region’s economic woes, as the continent awaited additional stimulus efforts and dealt with ongoing concerns about tensions with Russia. Germany and France experienced steep declines, while Denmark posted a double-digit return. Asian markets overall recorded mostly tepid returns, with stocks in Singapore and Hong Kong advancing and Japanese stocks declining.

Prudential Asset Allocation Fund	7

Strategy and Performance Overview (continued)

How did the US investment-grade bond market perform?

The US investment-grade bond market, as represented by the Barclays US Aggregate Bond Index, appreciated 3.96% during the reporting period.

•

In the fourth quarter of 2013, the Barclays US Aggregate Bond Index returned 0.14%, ending a tough year for bonds. While US Treasury securities declined, US investment-grade corporate bonds recorded a gain as the US economic outlook and investor sentiment improved.

•

During the first quarter of 2014, the Barclays US Aggregate Bond Index generated a positive return of 1.84%. Investment-grade corporate bonds performed well on falling longer-term interest rates, strong investor demand, continued solid fundamentals in the US, and improving sentiment in the Eurozone. US Treasury securities also advanced.

•

The Barclays US Aggregate Bond Index returned 2.04% in the second quarter of 2014. Investment-grade bonds rallied, posting somewhat larger gains than US Treasury securities, as global bond markets rallied amid subdued economic growth, ongoing accommodative central bank policies, and favorable credit fundamentals.

•

During the third quarter of 2014, the Barclays US Aggregate Bond Index returned 0.70%. US Treasury securities edged up, while investment-grade corporate bonds lagged. US corporate fundamentals held steady at decade-high levels, despite an increase in mergers and acquisitions and in shareholder-friendly activities. Corporate revenues rose, earnings growth accelerated, and free cash flow remained high.

How did asset allocation decisions affect the Fund’s performance?

Quantitative Management Associates LLC (QMA) determines the Fund’s asset allocation strategy, which had a positive impact on its performance for the reporting period, as the Fund overweighted equities and underweighted fixed income in a period in which equities outperformed fixed income securities by more than 15%.

•

The Fund was consistently positioned with an overweight to equities and an underweight to fixed income securities, relative to guidelines. This positioning reflected QMA’s view that the US economic expansion was continuing and that corporate earnings growth remained solid. In addition, QMA believed equity valuations appeared attractive on a relative basis.

•

The Fund continues to hold an overweight position in equities and an underweight to fixed income securities, relative to guidelines. QMA believes that economic growth, led by the US, is likely to continue, providing a tailwind

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for corporate revenues and earnings growth going forward, thereby supporting equities. QMA also believes that as the Fed prepares to raise interest rates, yields will be pushed higher, putting downward pressure on bond prices.

What impact did the quantitative stock strategy have on the Fund’s performance?

The equity portion of the Fund, which is managed by QMA, outperformed the Customized Blend Index (the Index) by 3.43% during the reporting period.

•	The strong results of the quantitative stock strategy led the Fund’s equity holdings to outperform the Index.

•

Large-cap stocks added to the Fund’s relative performance during the reporting period. Earnings quality factors had the strongest influence on returns. Valuation and earnings estimate revisions also contributed positively.

•

The Fund’s small-cap stocks also outperformed their Russell 2000® benchmark. Valuation was the strongest predictor of performance. Quality factors were effective, while earnings estimate revisions had a relatively neutral impact on results.

What impact did the bond market strategy have on the Fund’s performance?

The portion of the Fund invested in bonds, which is managed by Prudential Fixed Income, outperformed the Barclays US Aggregate Bond Index by 1.28% during the reporting period. The strong performance was due mainly to favorable security selection.

•	The positive impact of issue selection was primarily derived within corporate bonds, with an overweight in financials as the key highlight.

•	Sector allocation also added to relative performance, particularly overweight positioning in high yield bonds and commercial mortgage-backed securities.

Did the Fund use derivatives and how did they affect performance?

The Fund uses derivatives, such as futures contracts on major market indexes and interest rate swaps, to gain exposure to different types of investments, provide liquidity for cash flows, adjust exposure to interest rate risk, or for other purposes intended to help the Fund meet its objective. During the reporting period, exposure to derivatives did not have a material impact on Fund performance.

Prudential Asset Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2014, at the beginning of the period, and held through the six-month period ended September 30, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Asset Allocation Fund		Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,040.50	1.22%	$6.24
	Hypothetical	$1,000.00	$1,018.95	1.22%	$6.17

Class B	Actual	$1,000.00	$1,036.50	1.92%	$9.80
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class C	Actual	$1,000.00	$1,036.50	1.92%	$9.80
	Hypothetical	$1,000.00	$1,015.44	1.92%	$9.70

Class R	Actual	$1,000.00	$1,039.80	1.42%	$7.26
	Hypothetical	$1,000.00	$1,017.95	1.42%	$7.18

Class Z	Actual	$1,000.00	$1,042.10	0.92%	$4.71
	Hypothetical	$1,000.00	$1,020.46	0.92%	$4.66

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2014, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Asset Allocation Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended September 30, 2014 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.24%	1.22%
B	1.94	1.92
C	1.94	1.92
R	1.69	1.42
Z	0.94	0.92

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.0%

COMMON STOCKS 62.7%

Aerospace & Defense 1.5%
Airbus Group NV (France)	971	$61,038
BAE Systems PLC (United Kingdom)	5,259	40,030
Cobham PLC (United Kingdom)	1,871	8,808
Curtiss-Wright Corp.	1,400	92,288
Ducommun, Inc.*	1,000	27,410
Engility Holdings, Inc.*	1,100	34,287
Finmeccanica SpA (Italy)*	747	7,229
HEICO Corp.	1,275	59,542
Hexcel Corp.*	3,900	154,830
Huntington Ingalls Industries, Inc.	2,500	260,525
L-3 Communications Holdings, Inc.	5,000	594,600
Lockheed Martin Corp.	9,500	1,736,410
Meggitt PLC (United Kingdom)	1,440	10,503
Moog, Inc. (Class A Stock)*	200	13,680
Northrop Grumman Corp.	15,300	2,015,928
Raytheon Co.	6,400	650,368
Rolls-Royce Holdings PLC (United Kingdom) (Class C Stock)	3,107	48,356
Safran SA (France)	448	29,046
Singapore Technologies Engineering Ltd. (Singapore)	2,400	6,859
Teledyne Technologies, Inc.*	1,700	159,817
Thales SA (France)	146	7,770
United Technologies Corp.	5,200	549,120
Zodiac Aerospace (France)	297	9,471

		6,577,915

Air Freight & Logistics 0.6%
Bollore SA (France)	9	5,104
Deutsche Post AG (Germany)	1,598	50,936
FedEx Corp.	11,400	1,840,530
Park-Ohio Holdings Corp.	200	9,572
Royal Mail PLC (United Kingdom)	1,039	6,582
TNT Express NV (Netherlands)	661	4,170
Toll Holdings Ltd. (Australia)	1,069	5,273
United Parcel Service, Inc. (Class B Stock)	8,300	815,807
Yamato Holdings Co. Ltd. (Japan)	600	11,173

		2,749,147

See Notes to Financial Statements.

Prudential Asset Allocation Fund	13

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Airlines 0.4%
ANA Holdings, Inc. (Japan)(a)	1,800	$4,184
Cathay Pacific Airways Ltd. (Hong Kong)	2,000	3,674
Deutsche Lufthansa AG (Germany)	366	5,747
easyJet PLC (United Kingdom)	246	5,661
International Consolidated Airlines Group SA (United Kingdom)*	1,678	9,980
Japan Airlines Co. Ltd. (Japan)	100	2,736
Qantas Airways Ltd. (Australia)*	1,762	2,140
Republic Airways Holdings, Inc.*	10,900	121,099
Singapore Airlines Ltd. (Singapore)	1,000	7,696
Southwest Airlines Co.	37,900	1,279,883
United Continental Holdings, Inc.*	7,600	355,604

		1,798,404

Auto Components 0.6%
Aisin Seiki Co. Ltd. (Japan)	350	12,633
Bridgestone Corp. (Japan)	1,100	36,382
CIE Generale des Etablissements Michelin (France)	303	28,540
Continental AG (Germany)	182	34,476
Cooper Tire & Rubber Co.	2,400	68,880
Dana Holding Corp.(a)	6,900	132,273
Delphi Automotive PLC (United Kingdom)	9,400	576,596
Denso Corp. (Japan)	850	39,216
GKN PLC (United Kingdom)	2,867	14,764
Johnson Controls, Inc.	27,400	1,205,600
Koito Manufacturing Co. Ltd. (Japan)	200	5,441
NGK Spark Plug Co. Ltd. (Japan)	300	8,827
NHK Spring Co. Ltd. (Japan)	300	2,944
NOK Corp. (Japan)	200	4,591
Nokian Renkaat OYJ (Finland)	171	5,131
Pirelli & C. SpA (Italy)	423	5,833
Standard Motor Products, Inc.	500	17,215
Stanley Electric Co. Ltd. (Japan)	300	6,495
Sumitomo Electric Industries Ltd. (Japan)	1,300	19,245
Sumitomo Rubber Industries Ltd. (Japan)	300	4,268
Tenneco, Inc.*	2,800	146,468
Toyoda Gosei Co. Ltd. (Japan)	100	1,952
Toyota Industries Corp. (Japan)	300	14,513
Valeo SA (France)	132	14,667

		2,406,950

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Automobiles 0.3%
Bayerische Motoren Werke AG (Germany)	547	$58,461
Daihatsu Motor Co. Ltd. (Japan)	300	4,761
Daimler AG (Germany)	1,591	121,500
Fiat SpA (Italy)*	1,447	13,946
Fuji Heavy Industries Ltd. (Japan)	1,000	33,127
Honda Motor Co. Ltd. (Japan)	2,700	92,637
Isuzu Motors Ltd. (Japan)	950	13,435
Mazda Motor Corp. (Japan)	860	21,633
Mitsubishi Motors Corp. (Japan)	1,070	12,979
Nissan Motor Co. Ltd. (Japan)	4,100	39,689
Peugeot SA (France)*	625	7,997
Renault SA (France)	318	23,004
Suzuki Motor Corp. (Japan)	600	19,899
Thor Industries, Inc.	13,700	705,550
Toyota Motor Corp. (Japan)	4,600	270,660
Volkswagen AG (Germany)	47	9,711
Winnebago Industries, Inc.*	1,300	28,301
Yamaha Motor Co. Ltd. (Japan)	500	9,797

		1,487,087

Banks 3.8%
Aozora Bank Ltd. (Japan)	2,100	7,101
Australia & New Zealand Banking Group Ltd. (Australia)	4,535	122,591
Banca Monte dei Paschi di Siena SpA (Italy)*	6,952	9,100
Bancfirst Corp.	500	31,280
Banco Bilbao Vizcaya Argentaria SA (Spain)	9,749	117,334
Banco Comercial Portugues SA (Portugal)*	56,314	7,353
Banco de Sabadell SA (Spain)	5,451	16,095
Banco Espirito Santo SA (Portugal)*	4,022	1
Banco Popolare SC (Italy)*	579	8,432
Banco Popular Espanol SA (Spain)	2,898	17,676
Banco Santander SA (Spain)	19,910	190,612
Bank Hapoalim BM (Israel)	1,837	10,358
Bank Leumi Le-Israel BM (Israel)*	2,192	8,878
Bank of East Asia Ltd. (Hong Kong)	2,000	8,088
Bank of Ireland (Ireland)*	45,337	17,726
Bank of Kyoto Ltd. (The) (Japan)	700	5,817
Bank of Queensland Ltd. (Australia)	574	5,842
Bank of Yokohama Ltd. (The) (Japan)	1,900	10,448
Bankia SA (Spain)*	7,365	13,702

See Notes to Financial Statements.

Prudential Asset Allocation Fund	15

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
Banner Corp.	300	$11,541
Barclays PLC (United Kingdom)	27,141	99,829
BBCN Bancorp, Inc.	1,500	21,885
Bendigo and Adelaide Bank Ltd. (Australia)	817	8,521
BNP Paribas SA (France)	1,749	116,079
BOC Hong Kong Holdings Ltd. (Hong Kong)	6,000	19,100
CaixaBank SA (Spain)	3,111	18,917
Camden National Corp.	500	17,500
Capital Bank Financial Corp.*	900	21,492
Chemical Financial Corp.	1,200	32,268
Chiba Bank Ltd. (The) (Japan)	1,200	8,348
Chugoku Bank Ltd. (The) (Japan)	300	4,406
CIT Group, Inc.	14,800	680,208
Citigroup, Inc.	53,470	2,770,815
Citizens & Northern Corp.	400	7,600
Commerzbank AG (Germany)*	1,599	23,744
Commonwealth Bank of Australia (Australia)	2,734	180,014
Community Trust BanCorp, Inc.	1,220	41,029
Credit Agricole SA (France)	1,635	24,645
Customers Bancorp, Inc.*	860	15,446
Danske Bank A/S (Denmark)	1,083	29,358
DBS Group Holdings Ltd. (Singapore)	2,842	40,989
DNB ASA (Norway)	1,615	30,223
Enterprise Financial Services Corp.	1,100	18,392
Erste Group Bank AG (Austria)	447	10,206
Fidelity Southern Corp.	502	6,877
Financial Institutions, Inc.	1,700	38,216
First BanCorp	800	12,816
First BanCorp*	17,000	80,750
First Community Bancshares, Inc.	1,800	25,722
First Financial Corp.	700	21,665
First Interstate Bancsystem, Inc.	2,600	69,082
First Merchants Corp.	2,700	54,567
First NBC Bank Holding Co.*	1,500	49,125
FirstMerit Corp.	5,900	103,840
Fukuoka Financial Group, Inc. (Japan)	1,300	6,201
Fulton Financial Corp.	15,800	175,064
Great Southern BanCorp, Inc.	700	21,238
Gunma Bank Ltd. (The) (Japan)	600	3,459
Hachijuni Bank Ltd. (The) (Japan)	900	5,409

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
Hang Seng Bank Ltd. (Hong Kong)	1,300	$20,861
Hanmi Financial Corp.	2,600	52,416
Hiroshima Bank Ltd. (The) (Japan)	800	3,931
Hokuhoku Financial Group, Inc. (Japan)	1,900	3,724
Horizon BanCorp	750	17,280
HSBC Holdings PLC (United Kingdom)	31,120	316,217
ING Groep NV-CVA (Netherlands)*	6,347	90,218
International Bancshares Corp.	2,600	64,129
Intesa Sanpaolo SpA (Italy)	19,221	58,023
Intesa Sanpaolo SpA - RSP (Italy)	1,491	3,974
Iyo Bank Ltd. (The) (Japan)	400	4,049
Joyo Bank Ltd. (The) (Japan)	1,200	5,906
JPMorgan Chase & Co.	64,730	3,899,335
KBC Groep NV (Belgium)*	414	21,978
KeyCorp	41,000	546,530
Lloyds Banking Group PLC (United Kingdom)*	94,353	117,381
MainSource Financial Group, Inc.	2,900	50,025
MidWestone Financial Group, Inc.	400	9,204
Mitsubishi UFJ Financial Group, Inc. (Japan)	21,100	118,914
Mizrahi Tefahot Bank Ltd. (Israel)*	310	3,706
Mizuho Financial Group, Inc. (Japan)	38,060	67,944
National Australia Bank Ltd. (Australia)	3,890	110,646
Natixis (France)	1,589	10,932
Nordea Bank AB (Sweden)	5,020	65,076
Oversea-Chinese Banking Corp. Ltd. (Singapore)	4,836	36,891
Pacific Premier Bancorp, Inc.*	1,000	14,050
Peoples BanCorp, Inc.	1,000	23,750
PNC Financial Services Group, Inc. (The)	7,500	641,850
Preferred Bank*	600	13,512
PrivateBanCorp, Inc.	2,600	77,766
Raiffeisen Bank International AG (Austria)	186	4,030
Regions Financial Corp.	77,900	782,116
Renasant Corp.	400	10,820
Resona Holdings, Inc. (Japan)	3,600	20,309
Royal Bank of Scotland Group PLC (United Kingdom)*	4,101	24,432
S&T Bancorp, Inc.	2,300	53,958
Sandy Spring BanCorp, Inc.	600	13,734
ServisFirst Bancshares, Inc.	1,200	34,560
Seven Bank Ltd. (Japan)	1,200	4,890
Shinsei Bank Ltd. (Japan)	2,600	5,581

See Notes to Financial Statements.

Prudential Asset Allocation Fund	17

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
Shizuoka Bank Ltd. (The) (Japan)	900	$9,267
Simmons First National Corp. (Class A Stock)	400	15,408
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	2,510	33,395
Societe Generale SA (France)	1,188	60,598
Square 1 Financial, Inc. (Class A Stock)*	900	17,307
Standard Chartered PLC (United Kingdom)	4,011	73,982
State Bank Financial Corp.	500	8,120
Stock Yards Bancorp, Inc.	600	18,060
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,067	84,219
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	5,480	22,816
Suruga Bank Ltd. (Japan)	300	5,986
Susquehanna Bancshares, Inc.	11,300	113,000
Svenska Handelsbanken AB (Sweden) (Class A Stock)	825	38,636
Swedbank AB (Sweden) (Class A Stock)	1,497	37,538
UniCredit SpA (Italy)	7,295	57,309
Unione di Banche Italiane SCPA (Italy)	1,533	12,813
United Overseas Bank Ltd. (Singapore)	2,152	37,726
Univest Corp. of Pennsylvania	1,000	18,750
Wells Fargo & Co.	54,441	2,823,855
WesBanco, Inc.	1,700	52,003
West Bancorporation, Inc.	800	11,304
Western Alliance Bancorp*	800	19,120
Westpac Banking Corp. (Australia)	5,138	144,241
Wilshire Bancorp, Inc.	6,500	59,995
Yamaguchi Financial Group, Inc. (Japan)	500	4,729

		16,739,845

Beverages 1.4%
Anheuser-Busch InBev NV (Belgium)	1,329	147,384
Asahi Group Holdings Ltd. (Japan)	650	18,802
Carlsberg A/S (Denmark) (Class B Stock)	170	15,098
Coca-Cola Amatil Ltd. (Australia)	924	7,093
Coca-Cola Bottling Co. Consolidated	300	22,389
Coca-Cola Enterprises, Inc.	11,500	510,140
Coca-Cola HBC AG (Switzerland)	308	6,647
Diageo PLC (United Kingdom)	4,150	119,694
Heineken Holding NV (Netherlands)	179	11,819
Heineken NV (Netherlands)	381	28,455
Kirin Holdings Co. Ltd. (Japan)	1,400	18,573
Monster Beverage Corp.*	18,200	1,668,394

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Beverages (cont’d.)
National Beverage Corp.*	1,500	$29,250
PepsiCo, Inc.	34,200	3,183,678
Pernod-Ricard SA (France)	351	39,727
Remy Cointreau SA (France)	40	2,880
SABMiller PLC (United Kingdom)	1,592	88,225
Treasury Wine Estates Ltd. (Australia)	1,004	3,711

		5,921,959

Biotechnology 2.2%
Acorda Therapeutics, Inc.*	4,300	145,684
Actelion Ltd. (Switzerland)	182	21,317
Aegerion Pharmaceuticals, Inc.*(a)	4,200	140,196
Alexion Pharmaceuticals, Inc.*	7,900	1,309,978
Amgen, Inc.	13,800	1,938,348
Biogen Idec, Inc.*	7,100	2,348,751
Celgene Corp.*	10,700	1,014,146
CSL Ltd. (Australia)	800	51,860
Cytokinetics, Inc.*	1,900	6,688
Dyax Corp.*	12,200	123,464
Genomic Health, Inc.*(a)	2,000	56,620
Gilead Sciences, Inc.*	17,600	1,873,520
Grifols SA (Spain)	264	10,789
Hyperion Therapeutics, Inc.*	1,300	32,786
ImmunoGen, Inc.*	1,300	13,767
Ligand Pharmaceuticals, Inc.*(a)	2,600	122,174
MacroGenics, Inc.*	1,100	22,990
NPS Pharmaceuticals, Inc.*	5,500	143,000
PDL BioPharma, Inc.(a)	2,200	16,434
Prothena Corp. PLC (Ireland)*	5,500	121,880
Regulus Therapeutics, Inc.*(a)	3,700	25,271

		9,539,663

Building Products 0.1%
AAON, Inc.	3,675	62,512
American Woodmark Corp.*	1,700	62,662
AO Smith Corp.	4,200	198,576
Asahi Glass Co. Ltd. (Japan)	1,600	8,680
Assa Abloy AB (Sweden) (Class B Stock)	552	28,366
Cie de Saint-Gobain (France)	734	33,538
Daikin Industries Ltd. (Japan)	350	21,711

See Notes to Financial Statements.

Prudential Asset Allocation Fund	19

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Building Products (cont’d.)
Geberit AG (Switzerland)	62	$19,983
LIXIL Group Corp. (Japan)	500	10,667
Patrick Industries, Inc.*	1,700	72,012
PGT, Inc.*	1,800	16,776
TOTO Ltd. (Japan)	500	5,501
Universal Forest Products, Inc.	2,200	93,962

		634,946

Capital Markets 1.7%
3i Group PLC (United Kingdom)	1,748	10,826
Aberdeen Asset Management PLC (United Kingdom)	1,531	9,877
Ameriprise Financial, Inc.	1,400	172,732
Bank of New York Mellon Corp. (The)	29,700	1,150,281
BGC Partners, Inc. (Class A Stock)	16,400	121,852
BlackRock, Inc.	5,100	1,674,432
Credit Suisse Group AG (Switzerland)	2,506	69,330
Daiwa Securities Group, Inc. (Japan)	2,800	22,206
Deutsche Bank AG (Germany)	2,279	79,577
Franklin Resources, Inc.	19,500	1,064,895
GAMCO Investors, Inc. (Class A Stock)	800	56,592
Goldman Sachs Group, Inc. (The)	12,515	2,297,379
Hargreaves Lansdown PLC (United Kingdom)	392	5,982
ICAP PLC (United Kingdom)	890	5,566
Investec PLC (United Kingdom)	878	7,372
Investment Technology Group, Inc.*	400	6,304
Janus Capital Group, Inc.(a)	2,000	29,080
Julius Baer Group Ltd. (Switzerland)	392	17,517
Lazard Ltd. (Class A Stock)	1,800	91,260
Macquarie Group Ltd. (Australia)	478	24,053
Mediobanca SpA (Italy)*	964	8,236
Nomura Holdings, Inc. (Japan)	6,000	35,696
Partners Group Holding AG (Switzerland)	33	8,674
Piper Jaffray Cos.*	1,900	99,256
SBI Holdings, Inc. (Japan)	340	3,811
Schroders PLC (United Kingdom)	199	7,684
UBS AG (Switzerland)	6,032	104,853
Waddell & Reed Financial, Inc. (Class A Stock)	3,700	191,253
Westwood Holdings Group, Inc.	700	39,683

		7,416,259

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals 1.4%
A. Schulman, Inc.	3,300	$119,328
Air Liquide SA (France)	569	69,373
Air Water, Inc. (Japan)	300	4,469
Akzo Nobel NV (Netherlands)	390	26,684
Arkema SA (France)(a)	96	6,433
Asahi Kasei Corp. (Japan)	2,200	17,891
Axiall Corp.	800	28,648
BASF SE (Germany)	1,518	138,469
Cabot Corp.	2,700	137,079
Celanese Corp. Series A	7,300	427,196
Croda International PLC (United Kingdom)	210	6,964
Daicel Corp. (Japan)	500	5,411
Dow Chemical Co. (The)	32,600	1,709,544
EMS-Chemie Holding AG (Switzerland)	13	5,379
FutureFuel Corp.	2,500	29,725
Givaudan SA (Switzerland)	15	23,910
Hitachi Chemical Co. Ltd. (Japan)	200	3,552
Incitec Pivot Ltd. (Australia)	2,648	6,273
Israel Chemicals Ltd. (Israel)	712	5,115
Israel Corp. Ltd. (The) (Israel)*	4	2,248
Johnson Matthey PLC (United Kingdom)	339	15,986
JSR Corp. (Japan)	300	5,236
K+S AG (Germany)	267	7,532
Kaneka Corp. (Japan)	500	2,801
Kansai Paint Co. Ltd. (Japan)	400	5,981
Koninklijke DSM NV (Netherlands)	279	17,203
Koppers Holdings, Inc.	900	29,844
Kuraray Co. Ltd. (Japan)	600	7,048
Lanxess AG (Germany)	146	8,060
Linde AG (Germany)	307	58,763
LyondellBasell Industries NV (Netherlands) (Class A Stock)	19,300	2,097,138
Mitsubishi Chemical Holdings Corp. (Japan)	2,400	11,815
Mitsubishi Gas Chemical Co., Inc. (Japan)	600	3,825
Mitsui Chemicals, Inc. (Japan)*	1,300	3,618
Nitto Denko Corp. (Japan)	300	16,427
Novozymes A/S (Denmark)	383	16,575
Olin Corp.(a)	300	7,575
Orica Ltd. (Australia)	661	10,909
Quaker Chemical Corp.	100	7,169
Shin-Etsu Chemical Co. Ltd. (Japan)	700	45,863

See Notes to Financial Statements.

Prudential Asset Allocation Fund	21

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Sika AG (Switzerland)	4	$13,831
Solvay SA (Belgium)	98	15,051
Stepan Co.	1,440	63,907
Sumitomo Chemical Co. Ltd. (Japan)	2,700	9,644
Syngenta AG (Switzerland)	154	48,763
Taiyo Nippon Sanso Corp. (Japan)	400	3,531
Teijin Ltd. (Japan)	1,500	3,624
Toray Industries, Inc. (Japan)	2,400	15,866
Trecora Resources*	1,300	16,094
Tredegar Corp.	1,700	31,297
Umicore SA (Belgium)	177	7,717
Westlake Chemical Corp.	8,800	761,992
Yara International ASA (Norway)	294	14,762

		6,159,138

Commercial Services & Supplies 0.2%
Aggreko PLC (United Kingdom)	423	10,587
Babcock International Group PLC (United Kingdom)	800	14,117
Brady Corp. (Class A Stock)	3,000	67,320
Brambles Ltd. (Australia)	2,581	21,471
Dai Nippon Printing Co. Ltd. (Japan)	900	9,031
Deluxe Corp.(a)	2,800	154,448
Edenred (France)	320	7,885
G4S PLC (United Kingdom)	2,467	10,003
Herman Miller, Inc.	900	26,865
Performant Financial Corp.*	6,800	54,944
Secom Co. Ltd. (Japan)	300	17,872
Securitas AB (Sweden) (Class B Stock)	486	5,383
Societe BIC SA (France)	45	5,801
Steelcase, Inc. (Class A Stock)	5,600	90,664
Toppan Printing Co. Ltd. (Japan)	900	6,468
UniFirst Corp.	1,000	96,590
Viad Corp.	1,300	26,845
West Corp.	3,200	94,272

		720,566

Communications Equipment 1.4%
Alcatel-Lucent (France)*	4,842	14,934
Cisco Systems, Inc.	105,866	2,664,647
Comtech Telecommunications Corp.	200	7,430

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Communications Equipment (cont’d.)
Harris Corp.	1,800	$119,520
Plantronics, Inc.	2,900	138,562
Polycom, Inc.*	2,900	35,627
QUALCOMM, Inc.	37,900	2,833,783
Ruckus Wireless, Inc.*	5,000	66,800
ShoreTel, Inc.*	1,600	10,640
Sonus Networks, Inc.*	15,400	52,668
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	5,029	63,410

		6,008,021

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	284	10,886
Argan, Inc.	1,000	33,380
Bouygues SA (France)	311	10,056
Chiyoda Corp. (Japan)	300	3,318
Ferrovial SA (Spain)	679	13,136
Hochtief AG (Germany)	48	3,294
JGC Corp. (Japan)	300	8,197
Kajima Corp. (Japan)	1,300	6,223
Koninklijke Boskalis Westminster NV (Netherlands)	151	8,492
Leighton Holdings Ltd. (Australia)	169	2,859
MYR Group, Inc.*	1,700	40,936
Obayashi Corp. (Japan)	1,200	8,212
OCI NV (Netherlands)*	144	4,442
Shimizu Corp. (Japan)	1,000	7,891
Skanska AB (Sweden) (Class B Stock)	664	13,694
Taisei Corp. (Japan)	1,900	10,719
Vinci SA (France)	812	47,121

		232,856

Construction Materials
Boral Ltd. (Australia)	1,235	5,372
CRH PLC (Ireland)	1,213	27,548
Fletcher Building Ltd. (New Zealand)	1,071	7,341
HeidelbergCement AG (Germany)	245	16,126
Holcim Ltd. (Switzerland)	378	27,500
Imerys SA (France)	53	3,907
James Hardie Industries PLC (Ireland)	809	8,464
Lafarge SA (France)	309	22,238
Taiheiyo Cement Corp. (Japan)	2,000	7,543

See Notes to Financial Statements.

Prudential Asset Allocation Fund	23

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Construction Materials (cont’d.)
United States Lime & Minerals, Inc.	300	$17,439

		143,478

Consumer Finance 0.8%
Acom Co. Ltd. (Japan)*	1,000	3,345
AEON Financial Service Co. Ltd. (Japan)	200	4,280
Capital One Financial Corp.	22,000	1,795,640
Credit Acceptance Corp.*	480	60,514
Credit Saison Co. Ltd. (Japan)	300	5,781
Discover Financial Services	23,000	1,480,970
Ezcorp., Inc. (Class A Stock)*(a)	3,000	29,730
Nelnet, Inc. (Class A Stock)	2,600	112,034

		3,492,294

Containers & Packaging
Amcor Ltd. (Australia)	2,035	20,157
Graphic Packaging Holding Co.*	7,100	88,253
Rexam PLC (United Kingdom)	1,279	10,167
Toyo Seikan Group Holdings Ltd. (Japan)	300	3,719
UFP Technologies, Inc.*	400	8,792

		131,088

Distributors
Jardine Cycle & Carriage Ltd. (Singapore)	200	6,721

Diversified Consumer Services 0.2%
Benesse Holdings, Inc. (Japan)	150	4,921
Grand Canyon Education, Inc.*	3,200	130,464
H&R Block, Inc.	18,200	564,382
Strayer Education, Inc.*	1,500	89,820

		789,587

Diversified Financial Services 0.7%
ASX Ltd. (Australia)	308	9,659
Berkshire Hathaway, Inc. (Class B Stock)*	21,500	2,970,010
Deutsche Boerse AG (Germany)	319	21,421
Eurazeo (France)	60	4,315
Exor SpA (Italy)	155	5,992
First Pacific Co. Ltd. (Hong Kong)	4,000	4,149
Groupe Bruxelles Lambert SA (Belgium)	133	12,182

See Notes to Financial Statements.

24

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	1,800	$38,743
Industrivarden AB (Sweden) (Class C Stock)	183	3,186
Investment AB Kinnevik (Sweden)	376	13,559
Investor AB (Sweden) (Class B Stock)	753	26,513
London Stock Exchange Group PLC (United Kingdom)	356	10,743
Marlin Business Services Corp.	800	14,656
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	900	4,707
ORIX Corp. (Japan)	2,170	29,958
Pargesa Holding SA (Switzerland)	58	4,610
Singapore Exchange Ltd. (Singapore)	1,300	7,360
Wendel SA (France)	51	5,780

		3,187,543

Diversified Telecommunication Services 1.1%
AT&T, Inc.	54,910	1,935,028
Atlantic Tele-Network, Inc.	1,400	75,460
Belgacom SA (Belgium)	236	8,217
Bezeq the Israeli Telecommunication Corp. Ltd. (Israel)	2,949	5,091
BT Group PLC (United Kingdom) (Class A Stock)	13,073	80,189
Deutsche Telekom AG (Germany)	5,149	77,939
Elisa OYJ (Finland)	215	5,696
HKT Trust and HKT Ltd. (Hong Kong)	4,720	5,702
IDT Corp. (Class B Stock)	1,200	19,272
Iliad SA (France)	41	8,649
Inmarsat PLC (United Kingdom)	715	8,110
Inteliquent, Inc.	7,400	92,130
Intelsat SA*(a)	3,900	66,846
Koninklijke KPN NV (Netherlands)*	5,558	17,795
Nippon Telegraph & Telephone Corp. (Japan)	650	40,309
Orange SA (France)	3,064	45,723
PCCW Ltd. (Hong Kong)	6,200	3,897
Premiere Global Services, Inc.*	3,700	44,289
Singapore Telecommunications Ltd. (Singapore)	13,200	39,293
Spark New Zealand Ltd. (New Zealand)	2,896	6,711
Swisscom AG (Switzerland)	39	22,106
TDC A/S (Denmark)	1,280	9,697
Telecom Italia SpA (Italy)*(a)	17,393	19,894
Telecom Italia SpA-RSP (Italy)	9,349	8,264
Telefonica Deutschland Holding AG (Germany)	446	2,326
Telefonica SA (Spain)	6,769	104,542

See Notes to Financial Statements.

Prudential Asset Allocation Fund	25

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
Telekom Austria AG (Austria)	322	$2,902
Telenor ASA (Norway)	1,253	27,500
TeliaSonera AB (Sweden)	3,936	27,143
Telstra Corp. Ltd. (Australia)	7,197	33,392
TPG Telecom Ltd. (Australia)	444	2,659
Verizon Communications, Inc.	40,050	2,002,099
Vivendi SA (France)	1,992	48,103
Ziggo NV (Netherlands)*	257	12,036

		4,909,009

Electric Utilities 0.6%
AusNet Services (Australia)	3,522	4,201
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	1,000	7,008
Chubu Electric Power Co., Inc. (Japan)*	1,100	12,628
Chugoku Electric Power Co., Inc. (The) (Japan)	500	6,412
CLP Holdings Ltd. (Hong Kong)	3,300	26,508
Contact Energy Ltd. (New Zealand)	574	2,680
EDP - Energias de Portugal SA (Portugal)	4,034	17,591
Electricite de France SA (France)	400	13,123
Empire District Electric Co. (The)	800	19,320
Enel SpA (Italy)	10,864	57,472
Exelon Corp.	22,500	767,025
Fortum OYJ (Finland)	734	17,896
Hokuriku Electric Power Co. (Japan)	300	3,941
Iberdrola SA (Spain)	8,601	61,479
IDACORP., Inc.	2,400	128,664
Kansai Electric Power Co., Inc. (The) (Japan)*	1,300	12,284
Kyushu Electric Power Co., Inc. (Japan)*	700	7,545
MGE Energy, Inc.	1,300	48,438
Portland General Electric Co.	1,400	44,968
Power Assets Holdings Ltd. (Hong Kong)	2,500	22,097
PPL Corp.	44,100	1,448,244
Red Electrica Corp. SA (Spain)	179	15,494
Shikoku Electric Power Co., Inc. (Japan)*	300	3,849
SSE PLC (United Kingdom)	1,661	41,592
Terna Rete Elettrica Nazionale SpA (Italy)	2,491	12,504
Tohoku Electric Power Co., Inc. (Japan)	800	9,092
Tokyo Electric Power Co., Inc. (Japan)*	2,300	8,053

		2,820,108

See Notes to Financial Statements.

26

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electrical Equipment 0.6%
ABB Ltd. (Switzerland)	3,634	$81,291
Alstom SA (France)*	379	12,996
AMETEK, Inc.	9,700	487,037
AZZ, Inc.	500	20,885
Emerson Electric Co.	26,100	1,633,338
Encore Wire Corp.	700	25,963
EnerSys, Inc.	2,400	140,736
Fuji Electric Co. Ltd. (Japan)	1,000	4,840
Legrand SA (France)	439	22,812
Mitsubishi Electric Corp. (Japan)	3,200	42,660
Nidec Corp. (Japan)	350	23,652
OSRAM Licht AG (Germany)*	147	5,454
Powell Industries, Inc.	500	20,430
Prysmian SpA (Italy)	337	6,235
Schneider Electric SA (France)	881	67,593
Vestas Wind Systems A/S (Denmark)*	358	13,958

		2,609,880

Electronic Equipment, Instruments & Components 0.3%
Benchmark Electronics, Inc.*	4,500	99,945
Citizen Holdings Co. Ltd. (Japan)	400	2,627
CTS Corp.	900	14,301
Hamamatsu Photonics KK (Japan)	150	7,127
Hexagon AB (Sweden) (Class B Stock)	407	12,870
Hirose Electric Co. Ltd. (Japan)	50	6,173
Hitachi High-Technologies Corp. (Japan)	100	2,876
Hitachi Ltd. (Japan)	8,000	61,120
Hoya Corp. (Japan)	800	26,864
Ibiden Co. Ltd. (Japan)	200	3,898
Ingram Micro, Inc. (Class A Stock)*	11,900	307,139
Insight Enterprises, Inc.*	4,100	92,783
Itron, Inc.*	1,500	58,965
Japan Display, Inc. (Japan)*	600	2,892
Keyence Corp. (Japan)	66	28,656
Kyocera Corp. (Japan)	500	23,354
Methode Electronics, Inc.	3,300	121,671
Murata Manufacturing Co. Ltd. (Japan)	350	39,783
Nippon Electric Glass Co. Ltd. (Japan)	600	2,917
Omron Corp. (Japan)	300	13,634
PC Connection, Inc.	1,400	30,058

See Notes to Financial Statements.

Prudential Asset Allocation Fund	27

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Plexus Corp.*	700	$25,851
Sanmina Corp.*	4,600	95,956
ScanSource, Inc.*	2,700	93,393
Shimadzu Corp. (Japan)	400	3,465
SYNNEX Corp.*	1,300	84,019
TDK Corp. (Japan)	200	11,188
Tech Data Corp.*	2,700	158,922
Yaskawa Electric Corp. (Japan)	400	5,436
Yokogawa Electric Corp. (Japan)	400	5,259

		1,443,142

Energy Equipment & Services 1.1%
Akastor ASA (Norway)	251	1,011
Aker Solutions ASA (Norway)*	251	2,500
AMEC PLC (United Kingdom)	473	8,440
Baker Hughes, Inc.	23,200	1,509,392
Bristow Group, Inc.	1,800	120,960
Era Group, Inc.*	2,300	50,025
Fugro NV-CVA (Netherlands)	116	3,502
Helix Energy Solutions Group, Inc.*	6,200	136,772
Helmerich & Payne, Inc.	8,700	851,469
ION Geophysical Corp.*	3,700	10,323
Matrix Service Co.*	1,700	41,004
National Oilwell Varco, Inc.	15,100	1,149,110
Oil States International, Inc.*	4,500	278,550
Parker Drilling Co.*	9,300	45,942
Petrofac Ltd. (United Kingdom)	402	6,736
RPC, Inc.	13,700	300,852
Saipem SpA (Italy)*	411	8,716
Seadrill Ltd. (Norway)	620	16,565
Subsea 7 SA (Luxembourg)	465	6,641
Technip SA (France)	179	15,016
Tenaris SA (Luxembourg)	821	18,735
Transocean Ltd.(a)	597	19,202
Unit Corp.*	2,900	170,085
Willbros Group, Inc.*	2,100	17,493
WorleyParsons Ltd. (Australia)	321	4,300

		4,793,341

See Notes to Financial Statements.

28

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Food & Staples Retailing 1.2%
Aeon Co. Ltd. (Japan) (Class A Stock)	1,100	$10,960
Andersons, Inc. (The)	1,100	69,168
Carrefour SA (France)	1,042	32,182
Casino Guichard Perrachon SA (France)	100	10,759
Colruyt SA (Belgium)	121	5,331
CVS Health Corp.	5,300	421,827
Delhaize Group SA (Belgium)	178	12,371
Distribuidora Internacional de Alimentacion SA (Spain)	949	6,801
FamilyMart Co. Ltd. (Japan)	100	3,816
J Sainsbury PLC (United Kingdom)(a)	2,198	8,938
Jeronimo Martins SGPS SA (Portugal)	402	4,424
Koninklijke Ahold NV (Netherlands)	1,538	24,878
Kroger Co. (The)	29,400	1,528,800
Lawson, Inc. (Japan)	100	6,996
Metcash Ltd. (Australia)	1,429	3,291
Metro AG (Germany)*	259	8,494
Olam International Ltd. (Singapore)	800	1,469
Pantry, Inc. (The)*	1,800	36,414
Roundy’s, Inc.	4,800	14,352
Seven & I Holdings Co. Ltd. (Japan)	1,250	48,483
Tesco PLC (United Kingdom)	13,380	39,969
Village Super Market, Inc. (Class A Stock)	600	13,668
Wal-Mart Stores, Inc.	34,100	2,607,627
Weis Markets, Inc.	500	19,515
Wesfarmers Ltd. (Australia)	1,889	69,613
WM Morrison Supermarkets PLC (United Kingdom)	3,509	9,548
Woolworths Ltd. (Australia)	2,073	62,074

		5,081,768

Food Products 1.4%
Ajinomoto Co., Inc. (Japan)	1,000	16,630
Archer-Daniels-Midland Co.	16,900	863,590
Aryzta AG (Switzerland)	154	13,270
Associated British Foods PLC (United Kingdom)	589	25,532
Barry Callebaut AG (Switzerland)	4	4,441
Bunge Ltd.	4,100	345,343
Cal-Maine Foods, Inc.	1,800	160,794
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	2	9,995
Danone SA (France)	960	64,288
Golden Agri-Resources Ltd. (Singapore)	11,000	4,444

See Notes to Financial Statements.

Prudential Asset Allocation Fund	29

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Food Products (cont’d.)
Kellogg Co.	18,000	$1,108,800
Kerry Group PLC (Ireland) (Class A Stock)	274	19,318
Kikkoman Corp. (Japan)	300	6,376
Lancaster Colony Corp.	800	68,224
Meiji Holdings Co. Ltd. (Japan)	100	7,908
Nestle SA (Switzerland)	5,329	391,634
NH Foods Ltd. (Japan)	300	6,370
Nisshin Seifun Group, Inc. (Japan)	605	5,985
Nissin Foods Holdings Co. Ltd. (Japan)	100	5,192
Omega Protein Corp.*	2,300	28,750
Orkla ASA (Norway)	1,303	11,778
Pilgrim’s Pride Corp.*	33,600	1,026,816
Sanderson Farms, Inc.	1,700	149,515
Seaboard Corp.*	6	16,050
Tate & Lyle PLC (United Kingdom)	724	6,901
Toyo Suisan Kaisha Ltd. (Japan)	100	3,321
Tyson Foods, Inc. (Class A Stock)	35,200	1,385,824
Unilever NV - CVA (Netherlands)	2,711	107,587
Unilever PLC (United Kingdom)	2,121	88,780
Wilmar International Ltd. (Singapore)	3,000	7,256
Yakult Honsha Co. Ltd. (Japan)	150	7,878
Yamazaki Baking Co. Ltd. (Japan)	200	2,574

		5,971,164

Gas Utilities 0.4%
AGL Resources, Inc.	23,900	1,227,026
APA Group (Australia)	1,500	9,759
Chesapeake Utilities Corp.	450	18,747
Enagas SA (Spain)	339	10,902
Gas Natural SDG SA (Spain)	579	17,032
Hong Kong & China Gas Co. Ltd. (Hong Kong)	10,445	22,653
New Jersey Resources Corp.	1,400	70,714
Osaka Gas Co. Ltd. (Japan)	3,200	12,849
Snam SpA (Italy)(a)	3,489	19,266
South Jersey Industries, Inc.	600	32,016
Southwest Gas Corp.	2,900	140,882
Toho Gas Co. Ltd. (Japan)	600	3,378
Tokyo Gas Co. Ltd. (Japan)	3,900	21,915
WGL Holdings, Inc.	1,800	75,816

		1,682,955

See Notes to Financial Statements.

30

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Equipment & Supplies 1.3%
Abaxis, Inc.	600	$30,426
Abbott Laboratories	44,500	1,850,755
Atrion Corp.	190	57,952
Baxter International, Inc.	2,200	157,894
Becton Dickinson and Co.	13,000	1,479,530
Boston Scientific Corp.*	23,000	271,630
C.R. Bard, Inc.	6,900	984,699
Cantel Medical Corp.	900	30,942
CareFusion Corp.*	1,900	85,975
Cochlear Ltd. (Australia)	88	5,352
Coloplast A/S (Denmark) (Class B Stock)	194	16,224
Elekta AB (Sweden) (Class B Stock)(a)	568	5,583
Essilor International SA (France)	337	36,958
Getinge AB (Sweden) (Class B Stock)	311	7,808
Globus Medical, Inc.*(a)	5,700	112,119
Greatbatch, Inc.*	2,200	93,742
Invacare Corp.	3,700	43,697
Masimo Corp.*	5,400	114,912
Olympus Corp. (Japan)*	400	14,344
Smith & Nephew PLC (United Kingdom)	1,477	24,845
Sonova Holding AG (Switzerland)	95	15,137
STERIS Corp.	1,400	75,544
SurModics, Inc.*	1,400	25,424
Symmetry Medical, Inc.*	4,800	48,432
Sysmex Corp. (Japan)	300	12,081
Terumo Corp. (Japan)	500	11,996
Vascular Solutions, Inc.*	1,300	32,110
West Pharmaceutical Services, Inc.	500	22,380
William Demant Holding A/S (Denmark)*	41	3,145

		5,671,636

Health Care Providers & Services 1.5%
Aetna, Inc.	19,000	1,539,000
Alfresa Holdings Corp. (Japan)	400	5,759
Celesio AG (Germany)	81	2,689
Cigna Corp.	10,900	988,521
Express Scripts Holding Co.*	9,400	663,922
Fresenius Medical Care AG & Co. KGaA (Germany)	357	24,867
Fresenius SE & Co. KGaA (Germany)	624	30,806
Kindred Healthcare, Inc.	500	9,700

See Notes to Financial Statements.

Prudential Asset Allocation Fund	31

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
LHC Group, Inc.*	800	$18,560
Medipal Holdings Corp. (Japan)	200	2,431
Miraca Holdings, Inc. (Japan)	100	4,138
National Healthcare Corp.	1,000	55,510
Providence Service Corp. (The)*	600	29,028
Ramsay Health Care Ltd. (Australia)	231	10,123
Ryman Healthcare Ltd. (New Zealand)	721	4,394
Select Medical Holdings Corp.	9,600	115,488
Sonic Healthcare Ltd. (Australia)	684	10,496
Suzuken Co. Ltd. (Japan)	150	4,321
Team Health Holdings, Inc.*	2,000	115,980
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	1,800	35,820
UnitedHealth Group, Inc.	14,900	1,285,125
Universal Health Services, Inc. (Class B Stock)	2,400	250,800
WellPoint, Inc.	10,300	1,232,086

		6,439,564

Health Care Technology 0.3%
Cerner Corp.*	18,600	1,108,002
Computer Programs & Systems, Inc.	1,000	57,490
MedAssets, Inc.*	700	14,504
Omnicell, Inc.*	4,600	125,718
Quality Systems, Inc.	5,500	75,735

		1,381,449

Hotels, Restaurants & Leisure 1.5%
Accor SA (France)	273	12,091
Buffalo Wild Wings, Inc.*(a)	260	34,910
Carnival PLC	304	12,105
Chipotle Mexican Grill, Inc.*	200	133,318
Compass Group PLC (United Kingdom)	2,781	44,855
Crown Ltd. (Australia)	622	7,511
DineEquity, Inc.	1,600	130,544
Flight Centre Ltd. (Australia)	85	3,179
Galaxy Entertainment Group Ltd. (Hong Kong)	3,800	22,063
Genting Singapore PLC (Singapore)	9,500	8,484
InterContinental Hotels Group PLC (United Kingdom)	388	14,962
Interval Leisure Group, Inc.	2,000	38,100
Jack in the Box, Inc.	2,900	197,751
Marcus Corp.	1,700	26,860

See Notes to Financial Statements.

32

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Marriott Vacations Worldwide Corp.*	2,400	$152,184
McDonald’s Corp.	25,268	2,395,659
McDonald’s Holdings Co. Japan Ltd. (Japan)(a)	100	2,473
MGM China Holdings Ltd. (Macau)	1,600	4,611
Monarch Casino & Resort, Inc.*	1,100	13,101
Oriental Land Co. Ltd. (Japan)	100	18,898
Popeyes Louisiana Kitchen, Inc.*	400	16,200
Ruth’s Hospitality Group, Inc.	4,200	46,368
Sands China Ltd. (Hong Kong)	3,800	19,824
Shangri-La Asia Ltd. (Hong Kong)	2,000	2,956
SJM Holdings Ltd. (Hong Kong)	3,000	5,712
Sodexo (France)	156	15,260
Tabcorp Holdings Ltd. (Australia)	1,556	4,920
Tatts Group Ltd. (Australia)	2,268	6,244
Texas Roadhouse, Inc.	4,100	114,144
TUI Travel PLC (United Kingdom)	804	5,060
Whitbread PLC (United Kingdom)	310	20,831
William Hill PLC (United Kingdom)	1,338	7,996
Wyndham Worldwide Corp.	17,300	1,405,798
Wynn Macau Ltd. (Macau)	2,500	7,967
Yum! Brands, Inc.	21,800	1,569,164

		6,522,103

Household Durables 0.1%
Casio Computer Co. Ltd. (Japan)	400	6,685
CSS Industries, Inc.	600	14,550
Electrolux AB (Sweden) Series B	433	11,405
Helen of Troy Ltd.*	400	21,008
Husqvarna AB (Sweden) (Class B Stock)	644	4,540
La-Z-Boy, Inc. (Class Z Stock)	4,600	91,034
Libbey, Inc.*	1,100	28,886
Nikon Corp. (Japan)	600	8,678
Panasonic Corp. (Japan)	3,600	42,906
Persimmon PLC, B/C Shares (United Kingdom)	539	11,598
Rinnai Corp. (Japan)	70	5,808
Sekisui Chemical Co. Ltd. (Japan)	700	8,045
Sekisui House Ltd. (Japan)	900	10,607
Sharp Corp. (Japan)*	2,900	8,250
Sony Corp. (Japan)	1,700	30,510
Techtronic Industries Co. (Hong Kong)	2,000	5,767

See Notes to Financial Statements.

Prudential Asset Allocation Fund	33

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Household Durables (cont’d.)
Universal Electronics, Inc.*	1,400	$69,118

		379,395

Household Products 0.7%
Colgate-Palmolive Co.	6,800	443,496
Henkel AG & Co. KGaA (Germany)	206	19,210
Kimberly-Clark Corp.	15,500	1,667,335
Oil-Dri Corp. of America	300	7,821
Orchids Paper Products Co.	300	7,368
Procter & Gamble Co. (The)	7,675	642,705
Reckitt Benckiser Group PLC (United Kingdom)	1,071	92,596
Svenska Cellulosa AB (Sweden) (Class B Stock)	970	23,048
Unicharm Corp. (Japan)	600	13,675

		2,917,254

Independent Power & Renewable Electricity Producers 0.3%
AES Corp. (The)	62,700	889,086
Calpine Corp.*	24,800	538,160
Electric Power Development Co. Ltd. (Japan)	200	6,535
Enel Green Power SpA (Italy)	2,716	6,932

		1,440,713

Industrial Conglomerates 1.2%
Carlisle Cos., Inc.	3,900	313,482
General Electric Co.	175,050	4,484,781
Hutchison Whampoa Ltd. (Hong Kong)	3,500	42,310
Keppel Corp. Ltd. (Singapore)	2,400	19,741
Koninklijke Philips NV (Netherlands)	1,601	50,912
NWS Holdings Ltd. (Hong Kong)	2,100	3,735
SembCorp Industries Ltd. (Singapore)	1,500	6,087
Siemens AG (Germany)	1,310	155,880
Smiths Group PLC (United Kingdom)	652	13,326
Toshiba Corp. (Japan)	6,700	31,103

		5,121,357

Insurance 1.5%
Admiral Group PLC (United Kingdom)	315	6,533
Aegon NV (Netherlands)	3,043	25,057
Aflac, Inc.	24,200	1,409,650
Ageas (Belgium)	367	12,168

See Notes to Financial Statements.

34

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
AIA Group Ltd. (Hong Kong)	20,100	$103,731
Allianz SE (Germany)	754	121,720
American Financial Group, Inc.	14,200	822,038
AMP Ltd. (Australia)	4,896	23,353
Argo Group International Holdings Ltd.	600	30,186
Assicurazioni Generali SpA (Italy)	1,930	40,467
Aviva PLC (United Kingdom)	4,870	41,200
AXA SA (France)	2,997	73,824
Baloise Holding AG (Switzerland)	83	10,610
CNP Assurances (France)	257	4,838
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	1,762	26,174
Delta Lloyd NV (Netherlands)	381	9,180
Direct Line Insurance Group PLC (United Kingdom)	2,398	11,413
FBL Financial Group, Inc. (Class A Stock)	1,200	53,640
Fidelity & Guaranty Life	1,100	23,485
Friends Life Group Ltd. (Guernsey)	2,343	11,668
Genworth Financial, Inc. (Class A Stock)*	95,900	1,256,290
Gjensidige Forsikring ASA (Norway)	327	6,917
Global Indemnity PLC (Class A Stock)*	500	12,615
Hannover Rueck SE (Germany)	117	9,443
Horace Mann Educators Corp.	800	22,808
Insurance Australia Group Ltd. (Australia)	3,870	20,741
Kansas City Life Insurance Co.	600	26,610
Legal & General Group PLC (United Kingdom)	9,779	36,185
Mapfre SA (Spain)	1,702	6,015
MS&AD Insurance Group Holdings (Japan)	890	19,413
Muenchener Rueckversicherungs AG (Germany)	296	58,391
National Western Life Insurance Co. (Class A Stock)	70	17,291
Navigators Group, Inc. (The)*	1,200	73,800
Old Mutual PLC (United Kingdom)	8,093	23,739
Prudential PLC (United Kingdom)	4,231	94,060
QBE Insurance Group Ltd. (Australia)	2,064	21,019
RSA Insurance Group PLC (United Kingdom)*	1,673	13,140
Safety Insurance Group, Inc.	600	32,346
Sampo OYJ (Finland) (Class A Stock)	739	35,732
SCOR SE (France)	244	7,621
Sompo Japan Nipponkoa Holdings, Inc. (Japan)	575	13,949
Sony Financial Holdings, Inc. (Japan)	300	4,852
Standard Life PLC (United Kingdom)	3,928	26,283
Suncorp Group Ltd. (Australia)	2,202	27,066

See Notes to Financial Statements.

Prudential Asset Allocation Fund	35

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
Swiss Life Holding AG (Switzerland)	51	$12,153
Swiss Re AG (Switzerland)	587	46,715
Symetra Financial Corp.	4,800	111,984
T&D Holdings, Inc. (Japan)	1,000	12,850
Third Point Reinsurance Ltd.*	1,900	27,645
Tokio Marine Holdings, Inc. (Japan)	1,100	34,130
Travelers Cos., Inc. (The)	6,100	573,034
Tryg A/S (Denmark)	38	3,942
UnipolSai SpA (Italy)	1,422	4,003
United Insurance Holdings Corp.	2,400	36,000
Universal Insurance Holdings, Inc.	3,100	40,083
Unum Group	21,400	735,732
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	83	3,739
Zurich Insurance Group AG (Switzerland)	246	73,210

		6,442,481

Internet & Catalog Retail 0.5%
ASOS PLC (United Kingdom)*	87	3,173
HSN, Inc.	2,000	122,740
Nutrisystem, Inc.	3,300	50,721
Priceline Group, Inc. (The)*	1,680	1,946,415
Rakuten, Inc. (Japan)	1,310	15,080

		2,138,129

Internet Software & Services 2.3%
Demand Media, Inc.*	2,100	18,585
Dena Co. Ltd. (Japan)(a)	200	2,543
Envestnet, Inc.*	1,100	49,500
Facebook, Inc. (Class A Stock)*	41,100	3,248,544
Google, Inc. (Class A Stock)*	4,800	2,824,368
Google, Inc. (Class C Stock)*	5,800	3,348,688
Gree, Inc. (Japan)(a)	200	1,364
IntraLinks Holdings, Inc.*	1,800	14,580
Liquidity Services, Inc.*(a)	2,800	38,500
LogMeIn, Inc.*	2,800	128,996
NIC, Inc.	7,500	129,150
Perficient, Inc.*	4,100	61,459
Travelzoo, Inc.*	2,000	31,000
United Internet AG (Germany)	188	7,982
Vistaprint NV*	200	10,958

See Notes to Financial Statements.

36

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
XO Group, Inc.*	3,000	$33,630
Yahoo Japan Corp. (Japan)	2,300	8,742

		9,958,589

IT Services 1.5%
Amadeus IT Holding SA (Spain) (Class A Stock)	629	23,482
AtoS (France)	126	9,124
Broadridge Financial Solutions, Inc.	16,500	686,895
Cap Gemini SA (France)	238	17,068
Cardtronics, Inc.*	1,100	38,720
Cognizant Technology Solutions Corp. (Class A Stock)*	23,600	1,056,572
Computer Sciences Corp.	7,400	452,510
Computershare Ltd. (Australia)	765	8,135
DST Systems, Inc.	12,900	1,082,568
ExlService Holdings, Inc.*	2,500	61,025
Fiserv, Inc.*	21,000	1,357,335
Fujitsu Ltd. (Japan)	3,200	19,695
iGATE Corp.*	2,700	99,144
International Business Machines Corp.	6,741	1,279,644
ITOCHU Techno-Solutions Corp. (Japan)	50	2,102
MAXIMUS, Inc.	200	8,026
Nomura Research Institute Ltd. (Japan)	200	6,468
NTT Data Corp. (Japan)	200	7,214
Otsuka Corp. (Japan)	90	3,583
Syntel, Inc.*	1,700	149,498

		6,368,808

Leisure Products
Arctic Cat, Inc.	900	31,338
Bandai Namco Holdings, Inc. (Japan)	300	7,718
Nautilus, Inc.*	3,800	45,486
Sankyo Co. Ltd. (Japan)	50	1,792
Sega Sammy Holdings, Inc. (Japan)	300	4,830
Shimano, Inc. (Japan)	100	12,165
Yamaha Corp. (Japan)	300	3,922

		107,251

Life Sciences Tools & Services 0.1%
Cambrex Corp.*	900	16,812
Charles River Laboratories International, Inc.*	2,400	143,376

See Notes to Financial Statements.

Prudential Asset Allocation Fund	37

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)
Lonza Group AG (Switzerland)	96	$11,567
PAREXEL International Corp.*(a)	1,100	69,399
QIAGEN NV*	430	9,742

		250,896

Machinery 1.3%
Actuant Corp. (Class A Stock)	1,600	48,832
Alamo Group, Inc.	400	16,400
Alfa Laval AB (Sweden)	499	10,631
Amada Co. Ltd. (Japan)	700	6,674
Andritz AG (Austria)	113	6,017
Atlas Copco AB (Sweden) (Class A Stock)	1,110	31,672
Atlas Copco AB (Sweden) (Class B Stock)	679	17,548
Blount International, Inc.*	5,800	87,754
CNH Industrial NV (United Kingdom)	1,501	11,889
Cummins, Inc.	6,000	791,880
Dover Corp.	1,700	136,561
FANUC Corp. (Japan)	320	57,873
GEA Group AG (Germany)	291	12,642
Global Brass & Copper Holdings, Inc.	2,100	30,807
Harsco Corp.	5,300	113,473
Hino Motors Ltd. (Japan)	400	5,597
Hitachi Construction Machinery Co. Ltd. (Japan)	200	4,026
Hyster-Yale Materials Handling, Inc.	1,180	84,512
IHI Corp. (Japan)	2,400	12,438
Illinois Tool Works, Inc.	18,400	1,553,328
IMI PLC (United Kingdom)	436	8,670
JTEKT Corp. (Japan)	400	6,705
Kadant, Inc.	800	31,240
Kawasaki Heavy Industries Ltd. (Japan)	2,600	10,395
Komatsu Ltd. (Japan)	1,500	34,667
Kone OYJ (Finland) (Class B Stock)	517	20,698
Kubota Corp. (Japan)	1,900	30,083
Kurita Water Industries Ltd. (Japan)	200	4,461
LB Foster Co. (Class A Stock)	400	18,376
Makita Corp. (Japan)	150	8,474
MAN SE (Germany)	53	5,964
Melrose Industries PLC (United Kingdom)	1,704	6,820
Meritor, Inc.*	5,000	54,250
Metso OYJ (Finland)	229	8,113

See Notes to Financial Statements.

38

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
Mitsubishi Heavy Industries Ltd. (Japan)	5,000	$32,189
Mueller Industries, Inc.	4,500	128,430
Nabtesco Corp. (Japan)	200	4,791
NGK Insulators Ltd. (Japan)	500	11,918
NSK Ltd. (Japan)	800	11,410
Oshkosh Corp.	16,900	746,135
Parker Hannifin Corp.	10,000	1,141,500
Sandvik AB (Sweden)	1,762	19,790
Schindler Holding AG (Switzerland)	33	4,404
Schindler Holding AG - Participation Certificates (Switzerland)	76	10,295
SembCorp. Marine Ltd. (Singapore)	1,300	3,807
SKF AB (Sweden) (Class B Stock)	690	14,365
SMC Corp. (Japan)	100	27,574
Standex International Corp.	1,200	88,968
Sulzer AG (Switzerland)	43	5,273
Sumitomo Heavy Industries Ltd. (Japan)	900	5,069
THK Co. Ltd. (Japan)	250	6,230
Vallourec SA (France)	187	8,606
Volvo AB (Sweden)	2,503	27,080
Wartsila OYJ Abp (Finland)	282	12,566
Weir Group PLC (The) (United Kingdom)	358	14,458
Yangzijiang Shipbuilding Holdings Ltd. (China)	2,700	2,495
Zardoya Otis SA (Spain)	241	2,987

		5,619,810

Marine
A.P. Moeller - Maersk A/S (Denmark) (Class A Stock)	6	13,840
A.P. Moeller - Maersk A/S (Denmark) (Class B Stock)	12	28,426
Kuehne + Nagel International AG (Switzerland)	96	12,096
Mitsui OSK Lines Ltd. (Japan)	1,700	5,432
Nippon Yusen K.K. (Japan)	3,000	7,910

		67,704

Media 1.6%
Altice SA (Luxembourg)*	143	7,573
Axel Springer AG (Germany)	57	3,129
British Sky Broadcasting Group PLC (United Kingdom)	1,717	24,490
Comcast Corp. (Class A Stock)	47,600	2,559,928
Cumulus Media, Inc. (Class A Stock)*	4,600	18,538
Dentsu, Inc. (Japan)	350	13,332

See Notes to Financial Statements.

Prudential Asset Allocation Fund	39

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Media (cont’d.)
DIRECTV*	17,700	$1,531,404
Eutelsat Communications SA (France)	255	8,234
Global Sources Ltd.*	2,361	15,842
Hakuhodo DY Holdings, Inc. (Japan)	460	4,657
Harte-Hanks, Inc.	4,600	29,302
ITV PLC (United Kingdom)	6,399	21,486
JCDecaux SA (France)	95	2,999
Kabel Deutschland Holding AG (Germany)	35	4,748
Lagardere SCA (France)	183	4,897
Loral Space & Communications, Inc.*	200	14,362
Pearson PLC (United Kingdom)	1,353	27,198
ProSiebenSat 1 Media AG (Germany)	348	13,797
Publicis Groupe SA (France)	300	20,559
REA Group Ltd. (Australia)	83	3,140
Reed Elsevier NV (Netherlands)	1,161	26,339
Reed Elsevier PLC (United Kingdom)	1,888	30,183
RTL Group SA (Germany)	61	5,223
SES SA (Luxembourg)	486	16,804
Singapore Press Holdings Ltd. (Singapore)	2,500	8,227
Sky Deutschland AG (Germany)*	696	5,883
Telenet Group Holding NV (Belgium)*	81	4,655
Time Warner, Inc.	5,000	376,050
Time, Inc.*	1,900	44,517
Toho Co. Ltd. (Japan)	200	4,519
Walt Disney Co. (The)	23,175	2,063,270
Wolters Kluwer NV (Netherlands)	499	13,307
WPP PLC (United Kingdom)	2,224	44,554

		6,973,146

Metals & Mining 0.7%
Alumina Ltd. (Australia)*	4,039	5,982
Anglo American PLC (United Kingdom)	2,304	51,383
Antofagasta PLC (United Kingdom)	612	7,121
ArcelorMittal (Luxembourg)	1,651	22,589
BHP Billiton Ltd. (Australia)	5,307	156,416
BHP Billiton PLC (United Kingdom)	3,490	96,535
Boliden AB (Sweden)	420	6,782
Century Aluminum Co.*	5,800	150,626
Commercial Metals Co.	2,900	49,503
Compass Minerals International, Inc.	5,900	497,252
Daido Steel Co. Ltd. (Japan)	500	1,993

See Notes to Financial Statements.

40

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
Fortescue Metals Group Ltd. (Australia)	2,537	$7,707
Fresnillo PLC (Mexico)	353	4,329
Glencore Xstrata PLC (Switzerland)	17,554	97,219
Globe Specialty Metals, Inc.	6,400	116,416
Hitachi Metals Ltd. (Japan)	400	7,210
Iluka Resources Ltd. (Australia)	642	4,416
JFE Holdings, Inc. (Japan)	800	15,981
Kobe Steel Ltd. (Japan)	4,900	7,957
Maruichi Steel Tube Ltd. (Japan)	100	2,456
Mitsubishi Materials Corp. (Japan)	2,100	6,795
Newcrest Mining Ltd. (Australia)*	1,267	11,644
Nippon Steel & Sumitomo Metal Corp. (Japan)	12,575	32,646
Norsk Hydro ASA (Norway)	2,396	13,396
Randgold Resources Ltd. (Channel Islands)	139	9,423
Reliance Steel & Aluminum Co.	4,500	307,800
Rio Tinto Ltd. (Australia)	731	38,068
Rio Tinto PLC (United Kingdom)	2,102	102,997
Southern Copper Corp.	23,400	693,810
Steel Dynamics, Inc.	21,000	474,810
Sumitomo Metal Mining Co. Ltd. (Japan)	900	12,666
ThyssenKrupp AG (Germany)*(a)	748	19,529
U.S. Silica Holdings, Inc.(a)	200	12,502
Voestalpine AG (Austria)	171	6,753
Worthington Industries, Inc.	3,300	122,826
Yamato Kogyo Co. Ltd. (Japan)	100	3,338

		3,178,876

Multi-Utilities 0.5%
AGL Energy Ltd. (Australia)	1,133	13,421
Centrica PLC (United Kingdom)	8,392	41,825
E.ON SE (Germany)	3,307	60,392
GDF Suez (France)	2,392	59,993
National Grid PLC (United Kingdom)	6,219	89,397
Public Service Enterprise Group, Inc.	34,500	1,284,780
RWE AG (Germany)	809	31,487
SCANA Corp.(a)	12,900	639,969
Suez Environnement Co. (France)	492	8,322
Vectren Corp.(a)	3,400	135,660
Veolia Environnement SA (France)	658	11,602

		2,376,848

See Notes to Financial Statements.

Prudential Asset Allocation Fund	41

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multiline Retail 0.5%
Big Lots, Inc.	9,200	$396,060
Burlington Stores, Inc.*	500	19,930
Dillard’s, Inc. (Class A Stock)	1,700	185,266
Harvey Norman Holdings Ltd. (Australia)	689	2,187
Isetan Mitsukoshi Holdings Ltd. (Japan)	600	7,809
J. Front Retailing Co. Ltd. (Japan)	450	5,887
Macy’s, Inc.	26,900	1,565,042
Marks & Spencer Group PLC (United Kingdom)	2,696	17,628
Marui Group Co. Ltd. (Japan)	400	3,294
Next PLC (United Kingdom)	254	27,187
Takashimaya Co. Ltd. (Japan)	400	3,346

		2,233,636

Oil, Gas & Consumable Fuels 5.0%
Abraxas Petroleum Corp.*	2,000	10,560
Adams Resources & Energy, Inc.	300	13,287
Alon USA Energy, Inc.	900	12,924
Anadarko Petroleum Corp.	18,000	1,825,920
BG Group PLC (United Kingdom)	5,634	104,008
BP PLC (United Kingdom)	30,887	225,947
Caltex Australia Ltd. (Australia)	209	5,116
Chesapeake Energy Corp.	24,500	563,255
Chevron Corp.	23,792	2,838,862
Clayton Williams Energy, Inc.*	480	46,296
ConocoPhillips	31,100	2,379,772
Delek Group Ltd. (Israel)	7	2,649
Delek US Holdings, Inc.	4,200	139,104
Energy XXI Ltd. (Bermuda)	6,800	77,180
Eni SpA (Italy)	4,204	99,746
EOG Resources, Inc.	17,100	1,693,242
EQT Corp.	7,400	677,396
Exxon Mobil Corp.	60,954	5,732,724
Galp Energia SGPS SA (Portugal) (Class B Stock)	616	10,012
Green Plains, Inc.	1,700	63,563
Hess Corp.	8,100	763,992
Idemitsu Kosan Co. Ltd. (Japan)	240	5,098
Inpex Corp. (Japan)	1,450	20,500
Jones Energy, Inc. (Class A Stock)*	700	13,146
JX Holdings, Inc. (Japan)	3,810	17,567
Koninklijke Vopak NV (Netherlands)	109	5,873

See Notes to Financial Statements.

42

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (con’d.)
Lundin Petroleum AB (Sweden)*	417	$7,049
Marathon Oil Corp.	2,456	92,321
Marathon Petroleum Corp.	8,178	692,431
Matador Resources Co.*	300	7,755
Neste Oil OYJ (Finland)(a)	249	5,126
Occidental Petroleum Corp.	13,600	1,307,640
OMV AG (Austria)	228	7,667
Origin Energy Ltd. (Australia)	1,848	24,168
Repsol YPF SA (Spain)	1,679	39,833
REX American Resources Corp.*	1,700	123,896
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	6,442	246,214
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	4,041	159,756
RSP Permian, Inc.*	1,900	48,564
Santos Ltd. (Australia)	1,627	19,460
Showa Shell Sekiyu KK (Japan)	300	2,862
SM Energy Co.	3,100	241,800
Statoil ASA (Norway)	1,844	50,204
TonenGeneral Sekiyu KK (Japan)	500	4,374
Total SA (France)	3,536	228,972
Tullow Oil PLC (United Kingdom)	1,577	16,442
Vaalco Energy, Inc.*	3,600	30,600
Valero Energy Corp.	25,200	1,166,004
Warren Resources, Inc.*	8,600	45,580
Western Refining, Inc.	1,100	46,189
Woodside Petroleum Ltd. (Australia)	1,222	43,390

		22,006,036

Paper & Forest Products
Neenah Paper, Inc.	1,200	64,176
OJI Holdings Corp. (Japan)	1,600	6,057
P.H. Glatfelter Co.	2,500	54,875
Stora ENSO OYJ (Finland) (Class R Stock)	851	7,061
UPM-Kymmene OYJ (Finland)	875	12,438

		144,607

Personal Products
Beiersdorf AG (Germany)	167	13,895
Kao Corp. (Japan)	850	33,169
L’Oreal SA (France)	417	66,135
Shiseido Co. Ltd. (Japan)	600	9,897

		123,096

See Notes to Financial Statements.

Prudential Asset Allocation Fund	43

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals 3.7%
Allergan, Inc.	3,900	$694,941
Astellas Pharma, Inc. (Japan)	3,600	53,617
AstraZeneca PLC (United Kingdom)	2,084	149,345
Bayer AG (Germany)	1,367	190,203
Bristol-Myers Squibb Co.	37,200	1,903,896
Chugai Pharmaceutical Co. Ltd. (Japan)	400	11,578
Daiichi Sankyo Co. Ltd. (Japan)	1,100	17,286
Eisai Co. Ltd. (Japan)	400	16,179
Eli Lilly & Co.	13,700	888,445
GlaxoSmithKline PLC (United Kingdom)	8,029	183,415
Hisamitsu Pharmaceutical Co., Inc. (Japan)	100	3,591
Impax Laboratories, Inc.*	3,800	90,098
Johnson & Johnson	48,500	5,169,615
Kyowa Hakko Kirin Co. Ltd. (Japan)	400	4,920
Lannett Co., Inc.*	3,700	169,016
Merck & Co., Inc.	26,589	1,576,196
Merck KGaA (Germany)	214	19,670
Mitsubishi Tanabe Pharma Corp. (Japan)	400	5,869
Nektar Therapeutics*(a)	8,200	98,974
Novartis AG (Switzerland)	3,801	357,934
Novo Nordisk A/S (Class B Stock) (Denmark)	3,328	158,452
Ono Pharmaceutical Co. Ltd. (Japan)	100	8,880
Orion OYJ (Finland) (Class B Stock)	171	6,677
Otsuka Holdings Co. Ltd. (Japan)	600	20,681
Pfizer, Inc.	111,019	3,282,832
Prestige Brands Holdings, Inc.*	2,600	84,162
Roche Holding AG (Switzerland)	1,161	342,847
Sagent Pharmaceuticals, Inc.*	1,000	31,100
Sanofi (France)	1,970	222,750
Santen Pharmaceutical Co. Ltd. (Japan)	150	8,400
Shionogi & Co. Ltd. (Japan)	500	11,475
Shire PLC (Ireland)	971	83,779
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	300	3,827
Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	30	2,054
Takeda Pharmaceutical Co. Ltd. (Japan)	1,300	56,514
Teva Pharmaceutical Industries Ltd. (Israel)	1,411	75,940
UCB SA (Belgium)	210	19,029

		16,024,187

See Notes to Financial Statements.

44

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Professional Services 0.1%
Adecco SA (Switzerland)	281	$18,996
ALS Ltd. (Australia)	688	3,166
Bureau Veritas SA (France)	340	7,514
Capita PLC (United Kingdom)	1,089	20,501
Experian PLC (United Kingdom)	1,695	26,934
Exponent, Inc.	600	42,528
Huron Consulting Group, Inc.*	1,200	73,164
ICF International, Inc.*	300	9,237
Intertek Group PLC (United Kingdom)	285	12,078
Navigant Consulting, Inc.*	4,500	62,595
On Assignment, Inc.*	600	16,110
Randstad Holding NV (Netherlands)	194	9,013
Resources Connection, Inc.	1,800	25,092
Seek Ltd. (Australia)	526	7,442
SGS SA (Switzerland)	9	18,621
TrueBlue, Inc.*	3,100	78,306
VSE Corp.	400	19,608

		450,905

Real Estate Investment Trusts (REITs) 1.5%
AG Mortgage Investment Trust, Inc.	5,400	96,120
Agree Realty Corp.	1,200	32,856
American Assets Trust, Inc.	3,700	121,989
American Capital Agency Corp.	35,300	750,125
American Tower Corp.	7,900	739,677
Annaly Capital Management, Inc.	105,000	1,121,400
Anworth Mortgage Asset Corp.	2,400	11,496
Apollo Residential Mortgage, Inc.	5,200	80,236
Armada Hoffler Properties, Inc.	1,200	10,896
Ascendas Real Estate Investment Trust (Singapore)	3,300	5,821
British Land Co. PLC (United Kingdom)	1,583	17,988
Campus Crest Communities, Inc.(a)	2,300	14,720
CapitaCommercial Trust (Singapore)	3,000	3,749
CapitaMall Trust (Singapore)	4,600	6,884
Cedar Realty Trust, Inc.	12,900	76,110
CFS Retail Property Trust Group (Australia)	3,501	6,112
Chambers Street Properties	17,800	134,034
CoreSite Realty Corp.	500	16,435
Corio NV (Netherlands)	111	5,440
Dexus Property Group (Australia)	8,785	8,530

See Notes to Financial Statements.

Prudential Asset Allocation Fund	45

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Dynex Capital, Inc.	800	$6,464
Federation Centres Ltd. (Australia)	2,269	5,119
Fonciere des Regions (France)	55	4,957
Franklin Street Properties Corp.	8,700	97,614
Gecina SA (France)	47	6,163
Geo Group, Inc. (The)	3,900	149,058
Goodman Group (Australia)	2,908	13,142
Government Properties Income Trust(a)	1,300	28,483
GPT Group (Australia)	2,824	9,564
Hammerson PLC (United Kingdom)	1,125	10,444
Hospitality Properties Trust	35,800	961,230
ICADE (France)	57	4,813
Intu Properties PLC (United Kingdom)	1,435	7,476
Invesco Mortgage Capital, Inc.	8,100	127,332
Investors Real Estate Trust	5,800	44,660
Japan Prime Realty Investment Corp. (Japan)	1	3,602
Japan Real Estate Investment Corp. (Japan)	2	10,287
Japan Retail Fund Investment Corp. (Japan)	4	8,063
Kite Realty Group Trust	1,175	28,482
Klepierre (France)	155	6,780
Land Securities Group PLC (United Kingdom)	1,303	21,878
Lexington Realty Trust	11,800	115,522
Link REIT (The) (Hong Kong)	4,000	23,082
Mirvac Group (Australia)	5,947	8,946
New Residential Investment Corp.	18,200	106,106
Nippon Building Fund, Inc. (Japan)	2	10,531
Potlatch Corp.	2,500	100,525
Prologis, Inc.	20,400	769,080
Resource Capital Corp.	15,300	74,511
RLJ Lodging Trust	5,900	167,973
Saul Centers, Inc.	400	18,696
Scentre Group (Australia)*	8,786	25,279
Segro PLC (United Kingdom)	1,151	6,755
Select Income REIT	600	14,430
Stockland (Australia)	3,955	13,664
Strategic Hotels & Resorts, Inc.*	12,800	149,120
Sunstone Hotel Investors, Inc.	8,800	121,616
Unibail-Rodamco SE (France)	161	41,403
Westfield Corp. (Australia)	3,262	21,255

		6,604,723

See Notes to Financial Statements.

46

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Management & Development 0.5%
Aeon Mall Co. Ltd. (Japan)	220	$4,203
CapitaLand Ltd. (Singapore)	4,600	11,524
CBRE Group, Inc. (Class A Stock)*	22,300	663,202
Cheung Kong Holdings Ltd. (Hong Kong)	2,300	37,835
City Developments Ltd. (Singapore)	800	6,026
Daito Trust Construction Co. Ltd. (Japan)	100	11,825
Daiwa House Industry Co. Ltd. (Japan)	1,000	17,965
Deutsche Wohnen AG (Germany)	469	9,989
Global Logistic Properties Ltd. (Singapore)	4,900	10,401
Hang Lung Properties Ltd. (Hong Kong)	3,500	9,948
Henderson Land Development Co. Ltd. (Hong Kong)	1,815	11,750
Hysan Development Co. Ltd. (Hong Kong)	1,000	4,614
IMMOFINANZ AG (Austria)	1,763	5,004
Jones Lang LaSalle, Inc.	9,200	1,162,328
Keppel Land Ltd. (Singapore)	1,200	3,290
Kerry Properties Ltd. (Hong Kong)	1,000	3,352
Lend Lease Group (Australia)	928	11,652
Mitsubishi Estate Co. Ltd. (Japan)	2,100	47,328
Mitsui Fudosan Co. Ltd. (Japan)	1,500	46,033
New World Development Co. Ltd. (Hong Kong)	8,200	9,552
Nomura Real Estate Holdings, Inc. (Japan)	200	3,440
NTT Urban Development Corp. (Japan)	200	2,103
Sino Land Co. Ltd. (Hong Kong)	5,300	8,170
Sumitomo Realty & Development Co. Ltd. (Japan)	590	21,020
Sun Hung Kai Properties Ltd. (Hong Kong)	2,700	38,311
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,000	12,872
Swire Properties Ltd. (Hong Kong)	2,600	8,101
Swiss Prime Site AG (Switzerland)	88	6,529
Tokyo Tatemono Co. Ltd. (Japan)	300	2,431
Tokyu Fudosan Holdings Corp. (Japan)	1,000	6,866
UOL Group Ltd. (Singapore)	721	3,732
Wharf Holdings Ltd. (Hong Kong)	2,500	17,757
Wheelock & Co. Ltd. (Hong Kong)	1,500	7,155

		2,226,308

Road & Rail 1.0%
AMERCO	600	157,134
ArcBest Corp.	1,700	63,410
Asciano Ltd. (Australia)	1,775	9,383
Aurizon Holdings Ltd. (Australia)	3,417	13,535

See Notes to Financial Statements.

Prudential Asset Allocation Fund	47

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
Central Japan Railway Co. (Japan)	238	$32,104
ComfortDelGro Corp. Ltd. (Singapore)	3,800	7,138
CSX Corp.	26,900	862,414
DSV A/S (Denmark)	286	8,042
East Japan Railway Co. (Japan)	600	44,942
Hankyu Hanshin Holdings, Inc. (Japan)	2,000	11,646
Keikyu Corp. (Japan)	800	6,678
Keio Corp. (Japan)	900	6,650
Keisei Electric Railway Co. Ltd. (Japan)	500	5,020
Kintetsu Corp. (Japan)	3,200	10,765
MTR Corp. Ltd. (Hong Kong)	2,500	9,803
Nagoya Railroad Co. Ltd. (Japan)(a)	1,000	4,011
Nippon Express Co. Ltd. (Japan)	1,600	6,701
Norfolk Southern Corp.	4,600	513,360
Odakyu Electric Railway Co. Ltd. (Japan)	1,000	9,145
Tobu Railway Co. Ltd. (Japan)	1,600	8,045
Tokyu Corp. (Japan)	2,000	13,108
Union Pacific Corp.	24,200	2,623,764
West Japan Railway Co. (Japan)	300	13,426

		4,440,224

Semiconductors & Semiconductor Equipment 1.9%
Advantest Corp. (Japan)	300	3,873
Amkor Technology, Inc.*	3,700	31,117
ARM Holdings PLC (United Kingdom)	2,328	33,917
ASM Pacific Technology Ltd. (Hong Kong)	400	3,959
ASML Holding NV (Netherlands)	591	58,538
Avago Technologies Ltd. (Singapore)	3,200	278,400
Broadcom Corp. (Class A Stock)	21,800	881,156
Cirrus Logic, Inc.*(a)	3,500	72,975
Diodes, Inc.*	3,000	71,760
Infineon Technologies AG (Germany)	1,935	19,917
Inphi Corp.*	1,200	17,256
Integrated Device Technology, Inc.*	10,400	165,880
Intel Corp.	98,100	3,415,842
Intersil Corp.	6,900	98,049
MKS Instruments, Inc.	3,100	103,478
Monolithic Power Systems, Inc.	200	8,810
Pericom Semiconductor Corp.*	1,900	18,506
Power Integrations, Inc.	1,000	53,910

See Notes to Financial Statements.

48

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
RF Micro Devices, Inc.*(a)	17,300	$199,642
Rohm Co. Ltd. (Japan)	200	12,593
Semtech Corp.*	3,500	95,025
Silicon Image, Inc.*	2,700	13,608
Skyworks Solutions, Inc.	17,000	986,850
STMicroelectronics NV (Switzerland)	1,013	7,821
Texas Instruments, Inc.	38,700	1,845,603
Tokyo Electron Ltd. (Japan)	250	16,294

		8,514,779

Software 2.3%
Aspen Technology, Inc.*	3,600	135,792
AVG Technologies NV*	6,800	112,744
Dassault Systemes SA (France)	216	13,876
Electronic Arts, Inc.*(a)	7,600	270,636
ePlus, Inc.*	200	11,210
Gemalto NV (Netherlands)(a)	126	11,569
GungHo Online Entertainment, Inc. (Japan)	200	952
Konami Corp. (Japan)	200	4,171
Manhattan Associates, Inc.*	5,000	167,100
Microsoft Corp.	102,113	4,733,959
NetScout Systems, Inc.*	3,000	137,400
Nexon Co. Ltd. (Japan)	200	1,649
NICE Systems Ltd. (Israel)	92	3,756
Nintendo Co. Ltd. (Japan)	150	16,339
Oracle Corp.	73,800	2,825,064
Oracle Corp. Japan (Japan)	100	3,903
Pegasystems, Inc.	5,400	103,194
Progress Software Corp.*	4,400	105,204
Sage Group PLC (The) (United Kingdom)	1,771	10,461
SAP AG (Germany)	1,523	109,915
Solera Holdings, Inc.	2,800	157,808
SS&C Technologies Holdings, Inc.*	3,300	144,837
Symantec Corp.	36,800	865,168
Trend Micro, Inc. (Japan)	200	6,777
Tyler Technologies, Inc.*	300	26,520
VASCO Data Security International, Inc.*	2,500	46,950
Xero Ltd. (New Zealand)*	102	1,714

		10,028,668

See Notes to Financial Statements.

Prudential Asset Allocation Fund	49

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail 1.3%
Aaron’s, Inc.	29,900	$727,168
Cato Corp. (The) (Class A Stock)	1,600	55,136
Citi Trends, Inc.*	1,500	33,150
Destination Maternity Corp.	1,700	26,248
Dick’s Sporting Goods, Inc.	9,200	403,696
Dixons Carphone PLC (United Kingdom)	1,569	9,303
DSW, Inc. (Class A Stock)	5,100	153,561
Express, Inc.*(a)	5,500	85,855
Fast Retailing Co. Ltd. (Japan)	100	33,509
Finish Line, Inc. (The) (Class A Stock)	4,500	112,635
Gap, Inc. (The)	26,500	1,104,785
Haverty Furniture Cos., Inc.	3,300	71,907
Hennes & Mauritz AB (Sweden) (Class B Stock)	1,569	64,878
Inditex SA (Spain)	1,803	49,770
Kingfisher PLC (United Kingdom)	3,927	20,538
Kirkland’s, Inc.*	1,200	19,332
Lowe’s Cos., Inc.	25,400	1,344,168
Nitori Holdings Co. Ltd. (Japan)	100	6,195
Pier 1 Imports, Inc.	1,800	21,402
Ross Stores, Inc.	9,300	702,894
Sanrio Co. Ltd. (Japan)	50	1,449
Select Comfort Corp.*	1,400	29,288
Shoe Carnival, Inc.	1,500	26,715
Sports Direct International PLC (United Kingdom)*	431	4,307
Tilly’s, Inc.*	2,200	16,544
TJX Cos., Inc.	9,800	579,866
USS Co. Ltd. (Japan)	400	6,119
Yamada Denki Co. Ltd. (Japan)	1,500	4,378
Zumiez, Inc.*	2,600	73,060

		5,787,856

Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	70,100	7,062,575
Brother Industries Ltd. (Japan)	400	7,392
Canon, Inc. (Japan)	1,850	60,191
Electronics for Imaging, Inc.*	1,700	75,089
EMC Corp.	3,000	87,780
FUJIFILM Holdings Corp. (Japan)	800	24,582
Hewlett-Packard Co.	71,200	2,525,464
Konica Minolta Holdings, Inc. (Japan)	800	8,648

See Notes to Financial Statements.

50

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals (cont’d.)
NEC Corp. (Japan)	4,300	$14,862
Nokia OYJ (Finland)	6,189	52,552
Ricoh Co. Ltd. (Japan)	1,200	12,892
Seiko Epson Corp. (Japan)	200	9,637

		9,941,664

Textiles, Apparel & Luxury Goods 0.5%
Adidas AG (Germany)	346	25,817
Asics Corp. (Japan)	300	6,766
Burberry Group PLC (United Kingdom)	768	18,733
Christian Dior SA (France)	87	14,575
Cie Financiere Richemont SA (Switzerland)	863	70,543
Culp, Inc.	800	14,520
Hugo Boss AG (Germany)	49	6,108
Kering (France)	125	25,203
Li & Fung Ltd. (Hong Kong)	9,000	10,223
Luxottica Group SpA (Italy)	276	14,346
LVMH Moet Hennessy Louis Vuitton SA (France)	461	74,858
Michael Kors Holdings Ltd.*	18,400	1,313,576
Pandora A/S (Denmark)	184	14,366
Steven Madden Ltd.*	3,900	125,697
Swatch Group AG (The) (Switzerland) (Bearer Shares)	51	24,169
Swatch Group AG (The) (Switzerland) (Registered Shares)	79	6,902
VF Corp.	8,400	554,652
Yue Yuen Industrial Holdings Ltd. (Hong Kong)	1,500	4,531

		2,325,585

Thrifts & Mortgage Finance 0.1%
Brookline Bancorp, Inc.	3,200	27,360
Capitol Federal Financial, Inc.	1,300	15,366
First Defiance Financial Corp.	800	21,608
Home Loan Servicing Solutions Ltd.	6,100	129,259
Meta Financial Group, Inc.	200	7,052
OceanFirst Financial Corp.	1,900	30,229
Provident Financial Services, Inc.	2,200	36,014
Radian Group, Inc.(a)	10,100	144,026
Walker & Dunlop, Inc.*	700	9,303

		420,217

See Notes to Financial Statements.

Prudential Asset Allocation Fund	51

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Tobacco 0.8%
Altria Group, Inc.	28,800	$1,323,072
British American Tobacco (United Kingdom)	3,118	175,700
Imperial Tobacco Group PLC (United Kingdom)	1,591	68,501
Japan Tobacco, Inc. (Japan)	1,818	59,077
Philip Morris International, Inc.	22,300	1,859,820
Swedish Match AB (Sweden)	321	10,385

		3,496,555

Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	1,900	86,735
Brenntag AG (Germany)	255	12,481
Bunzl PLC (United Kingdom)	569	14,805
Itochu Corp. (Japan)	2,500	30,532
Marubeni Corp. (Japan)	2,700	18,476
Mitsubishi Corp. (Japan)	2,300	47,105
Mitsui & Co. Ltd. (Japan)	2,900	45,745
Noble Group Ltd. (Hong Kong)	6,681	6,792
Rexel SA (France)	445	8,310
Sumitomo Corp. (Japan)	1,900	20,971
Toyota Tsusho Corp. (Japan)	400	9,744
Travis Perkins PLC (United Kingdom)	390	10,478
Watsco, Inc.	300	25,854
Wolseley PLC (United Kingdom)	439	22,994

		361,022

Transportation Infrastructure
Abertis Infraestructuras SA (Spain)	642	12,660
Aeroports de Paris (France)	46	5,508
Atlantia SpA (Italy)	660	16,213
Auckland International Airport Ltd. (New Zealand)	1,365	4,101
Fraport AG Frankfurt Airport Services Worldwide (Germany)	55	3,606
Groupe Eurotunnel SA (France)	870	10,628
Hutchison Port Holdings Trust (Singapore)	9,400	6,580
Kamigumi Co. Ltd. (Japan)	400	3,788
Mitsubishi Logistics Corp. (Japan)	200	2,874
Sydney Airport (Australia)	1,706	6,369
Transurban Group (Australia)	3,001	20,262

		92,589

Water Utilities
American States Water Co.	1,600	48,672

See Notes to Financial Statements.

52

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Water Utilities (cont’d.)
Connecticut Water Service, Inc.	700	$22,750
Middlesex Water Co.	400	7,840
Severn Trent PLC (United Kingdom)	395	12,001
United Utilities Group PLC (United Kingdom)	1,127	14,722

		105,985

Wireless Telecommunication Services 0.1%
KDDI Corp. (Japan)	963	57,930
Millicom International Cellular SA, (Luxembourg), SDR	113	9,051
NTT DoCoMo, Inc. (Japan)	2,525	42,289
Softbank Corp. (Japan)	1,600	111,758
Spok Holdings, Inc.	1,500	19,515
StarHub Ltd. (Singapore)	1,000	3,228
Tele2 AB (Sweden) (Class B Stock)	493	5,954
Vodafone Group PLC (United Kingdom)	43,690	143,968

		393,693

TOTAL COMMON STOCKS (cost $209,702,256)		274,533,178

EXCHANGE TRADED FUND 0.1%
iShares MSCI EAFE Index Fund(a) (cost $426,567)	7,800	500,136

PREFERRED STOCKS 0.1%

Automobiles 0.1%
Bayerische Motoren Werke AG (Germany)	97	7,867
Porsche Automobil Holding SE (Germany)	253	20,183
Volkswagen AG (Germany)	269	55,551

		83,601

Banks
Citigroup Capital XIII, 7.875% (Capital security, fixed to floating preferred)(b)	3,000	80,760

Chemicals
Fuchs Petrolub AG (Germany)	116	4,385

Household Products
Henkel AG & Co. KGaA (Germany)	294	29,269

TOTAL PREFERRED STOCKS (cost $151,323)		198,015

See Notes to Financial Statements.

Prudential Asset Allocation Fund	53

Portfolio of Investments

as of September 30, 2014 continued

Description	Units	Value (Note 1)
RIGHTS*

Banks
Banco Bilbao Vizcaya Argentaria SA (Spain), expiring 10/13/14	9,749	$973
Banco Popular Espanol SA (Spain), expiring 10/21/14	2,898	40

TOTAL RIGHTS (cost $1,034)		1,013

	Interest Rate	Maturity Date	Principal Amount (000)#
CORPORATE BONDS 9.6%

Aerospace & Defense
Alliant Techsystems, Inc., Gtd. Notes	6.875%	09/15/20	125	134,375

Airlines 0.1%
Continental Airlines, Inc., Pass-thru Certs., Ser. 2-A	4.000	10/29/24	112	114,253
Ser. 01A1(c)	6.703	06/15/21	31	33,255
Ser. A	7.250	11/10/19	104	122,045
Delta Air Lines, Inc., Pass-thru Certs., Ser. A	5.300	04/15/19	170	185,307
Ser. 071A	6.821	08/10/22	69	80,612
United Airlines, Inc., Pass-through Trust, Pass-thru Certs., Ser. 2014-1, Class A(a)	4.000	04/11/26	90	90,450

				625,922

Automotive 0.2%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	4.207	04/15/16	265	277,141
General Motors Co., Sr. Unsec’d. Notes(a)	4.875	10/02/23	155	163,913
Sr. Unsec’d. Notes	6.250	10/02/43	135	157,950
Harley-Davidson Funding Corp., Gtd. Notes, MTN, 144A	5.750	12/15/14	85	85,901
Johnson Controls, Inc., Sr. Unsec’d. Notes	5.500	01/15/16	55	58,296

				743,201

Banking 2.8%
American Express Co., Sr. Unsec’d. Notes	2.650	12/02/22	345	332,592
Bank of America Corp., Jr. Sub. Notes, Ser. K	8.000(b)	12/29/49	380	409,689
Sr. Unsec’d. Notes, Ser. 1	3.750	07/12/16	95	99,169
Sr. Unsec’d. Notes	4.100	07/24/23	130	132,717
Sr. Unsec’d. Notes, MTN(a)	4.125	01/22/24	620	631,846

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Sr. Unsec’d. Notes, MTN	5.000%	05/13/21	80	$87,853
Sr. Unsec’d. Notes	5.700	01/24/22	205	234,877
Sr. Unsec’d. Notes	6.000	09/01/17	135	150,504
Sr. Unsec’d. Notes	7.625	06/01/19	265	320,135
Sub. Notes(a)	5.750	08/15/16	355	383,490
Bank of Nova Scotia (Canada), Covered Bonds, 144A	1.650	10/29/15	180	182,267
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	5.300	10/30/15	100	104,907
Sr. Unsec’d. Notes	6.400	10/02/17	90	101,805
Sr. Unsec’d. Notes	7.250	02/01/18	220	255,944
Citigroup, Inc., Sr. Unsec’d. Notes	6.125	05/15/18	280	317,029
Sr. Unsec’d. Notes	8.125	07/15/39	200	296,367
Sr. Unsec’d. Notes(a)	8.500	05/22/19	65	81,248
Sub. Notes(a)	6.125	08/25/36	165	189,183
Sub. Notes	6.675	09/13/43	240	294,154
Discover Bank, Sr. Unsec’d. Notes	4.250	03/13/26	315	322,233
Goldman Sachs Group, Inc. (The), Sr. Unsec’d Notes, MTN(a)	4.800	07/08/44	400	402,222
Sr. Unsec’d. Notes(a)	5.250	07/27/21	270	299,323
Sr. Unsec’d. Notes(a)	5.750	01/24/22	180	204,691
Sr. Unsec’d. Notes	6.250	09/01/17	5	5,616
Sub. Notes	5.625	01/15/17	10	10,860
Sub. Notes	6.750	10/01/37	275	328,291
Huntington Bancshares, Inc., Sr. Unsec’d. Notes(a)	2.600	08/02/18	195	197,076
Sub. Notes(a)	7.000	12/15/20	20	23,955
International Bank for Reconstruction & Development, Sr. Unsec’d. Notes	2.250	06/24/21	670	665,932
Intesa Sanpaolo SpA (Italy), Gtd. Notes	3.125	01/15/16	200	204,598
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(a)	7.900(b)	04/29/49	300	324,750
Sr. Unsec’d. Notes(a)	4.250	10/15/20	220	234,723
Sr. Unsec’d. Notes	5.400	01/06/42	150	170,450
Sub. Notes(a)	3.375	05/01/23	105	100,583
Sub. Notes	5.625	08/16/43	195	216,088
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	6.375	01/21/21	200	237,997
Gtd. Notes, MTN, 144A	5.800	01/13/20	195	224,660

See Notes to Financial Statements.

Prudential Asset Allocation Fund	55

Portfolio of Investments

as of September 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Morgan Stanley, Jr. Sub. Notes(a)	5.450%(b)	12/31/49	125	$124,063
Sr. Unsec’d. Notes, GMTN	5.450	01/09/17	460	499,646
Sr. Unsec’d. Notes, MTN(a)	5.625	09/23/19	285	320,817
Sr. Unsec’d. Notes(a)	6.375	07/24/42	145	181,038
Sr. Unsec’d. Notes, Series G, GMTN(a)	5.500	07/28/21	110	123,894
MUFG Capital Finance 1 Ltd. (Japan), Gtd. Notes	6.346(b)	07/29/49	150	160,687
Northern Trust Corp., Sub. Notes	3.950	10/30/25	150	155,274
PNC Funding Corp., Gtd. Notes	6.700	06/10/19	65	77,327
Royal Bank of Canada (Canada), Covered Bonds	2.200	09/23/19	465	464,088
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	6.400	10/21/19	250	290,852
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	3.000	09/24/15	110	112,001
Sumitomo Mitsui Banking Corp. (Japan), Gtd. Notes(a)	2.450	01/10/19	250	252,653
US Bancorp, Sub. Notes, MTN	2.950	07/15/22	130	126,131
Wells Fargo & Co., Sub. Notes	4.125	08/15/23	345	356,703

				12,024,998

Brokerage 0.1%
Jefferies Group, Inc., Sr. Unsec’d. Notes	6.500	01/20/43	65	71,823
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	5.250	02/06/12	345	69,863
Sr. Unsec’d. Notes(d)	6.875	05/02/18	100	20,625
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	2.000	09/13/16	100	100,987

				263,298

Building Materials & Construction 0.1%
D.R. Horton, Inc., Gtd. Notes	3.625	02/15/18	150	148,500
Mohawk Industries, Inc., Sr. Unsec’d. Notes	6.125	01/15/16	119	126,583
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A (original cost $210,000; purchased 06/19/14)(c)(e)	5.250	06/27/29	210	203,175
Owens Corning, Inc., Gtd. Notes	4.200	12/15/22	90	91,596

				569,854

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Cable 0.2%
Cablevision Systems Corp., Sr. Unsec’d. Notes	8.625%	09/15/17	125	$138,906
Comcast Corp., Gtd. Notes	6.450	03/15/37	35	44,731
Gtd. Notes	6.950	08/15/37	65	87,092
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	3.500	03/01/16	45	46,570
Gtd. Notes	3.550	03/15/15	25	25,351
Gtd. Notes(a)	5.150	03/15/42	200	202,228
Time Warner Cable, Inc., Gtd. Notes(a)	5.850	05/01/17	310	343,604
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	150	148,500

				1,036,982

Capital Goods 0.3%
Actuant Corp., Gtd. Notes	5.625	06/15/22	160	166,400
Case New Holland, Inc., Gtd. Notes	7.875	12/01/17	125	138,906
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	5.500	03/15/16	50	53,459
Clean Harbors, Inc., Gtd. Notes	5.250	08/01/20	125	125,000
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $295,482; purchased 10/10/07)(c)(e)	6.375	10/15/17	296	336,731
Gtd. Notes, 144A (original cost $19,827; purchased 10/10/07)(c)(e)	7.000	10/15/37	20	26,416
General Electric Co., Sr. Unsec’d. Notes	4.125	10/09/42	15	14,903
Sr. Unsec’d. Notes	4.500	03/11/44	25	25,919
Griffon Corp., Gtd. Notes	5.250	03/01/22	65	61,913
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $59,942; purchased 05/08/12)(c)(e)	3.125	05/11/15	60	60,848
United Technologies Corp., Sr. Unsec’d. Notes	5.700	04/15/40	60	73,003
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	160	173,567

				1,257,065

Chemicals 0.3%
Ashland, Inc., Sr. Unsec’d. Notes	3.875	04/15/18	135	135,337
Celanese U.S. Holdings LLC, Gtd. Notes	6.625	10/15/18	150	154,875
CF Industries, Inc., Gtd. Notes	5.375	03/15/44	90	94,184

See Notes to Financial Statements.

Prudential Asset Allocation Fund	57

Portfolio of Investments

as of September 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400%	05/15/39	82	$130,240
Monsanto Co., Sr. Unsec’d. Notes(a)	4.200	07/15/34	30	30,219
Sr. Unsec’d. Notes	4.400	07/15/44	35	34,686
Mosaic Co. (The), Sr. Unsec’d. Notes	5.450	11/15/33	55	60,795
Sr. Unsec’d. Notes	5.625	11/15/43	170	189,734
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes	8.625	11/01/19	200	209,000
Union Carbide Corp., Sr. Unsec’d. Notes	7.500	06/01/25	100	127,744

				1,166,814

Consumer 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	6.250	04/15/18	300	340,303

Electric 0.6%
Arizona Public Service Co., Sr. Unsec’d. Notes	6.250	08/01/16	35	38,354
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	6.350	10/01/36	115	149,014
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes(a)	6.500	09/15/37	110	142,232
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	6.950	03/15/33	120	165,798
Duke Energy Carolinas LLC, First Mortgage	6.050	04/15/38	55	70,173
Duke Energy Progress, Inc., First Mortgage	4.100	03/15/43	225	223,345
El Paso Electric Co., Sr. Unsec’d. Notes	6.000	05/15/35	135	161,252
Exelon Corp., Sr. Unsec’d. Notes	4.900	06/15/15	30	30,876
FirstEnergy Corp., Sr. Unsec’d. Notes	2.750	03/15/18	180	180,717
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	50	50,624
Florida Power & Light Co., First Mortgage	5.950	10/01/33	60	75,426
Iberdrola International BV (Spain), Gtd. Notes	6.750	09/15/33	30	35,370
IPALCO Enterprises, Inc., Sr. Sec’d. Notes, 144A	7.250	04/01/16	150	160,125
Nevada Power Co., Gen. Ref. Mtge.(a)	6.500	05/15/18	280	324,934
Niagara Mohawk Power Corp. (United Kingdom), Sr. Unsec’d. Notes, 144A	4.881	08/15/19	100	110,854
NSTAR LLC, Sr. Unsec’d. Notes	4.500	11/15/19	90	97,956
Public Service Co. of Colorado, First Mortgage	4.300	03/15/44	35	35,862

See Notes to Financial Statements.

58

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950%	05/15/18	55	$65,610
Public Service Electric & Gas Co., Sr. Sec’d. Notes, MTN(a)	5.800	05/01/37	125	156,645
Xcel Energy, Inc., Sr. Unsec’d. Notes	4.800	09/15/41	105	115,299
Sr. Unsec’d. Notes	5.613	04/01/17	36	39,630

				2,430,096

Energy - Integrated 0.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	4.500	10/01/20	70	76,452
Chevron Corp., Sr. Unsec’d. Notes	2.427	06/24/20	40	40,433
Sr. Unsec’d. Notes	3.191	06/24/23	50	50,345
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375	01/26/19	100	101,500
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A	5.400	02/14/22	250	272,908

				541,638

Energy - Other 0.2%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.375	09/15/17	300	340,056
Sr. Unsec’d. Notes(a)	6.450	09/15/36	50	60,931
Sr. Unsec’d. Notes	6.950	06/15/19	25	29,832
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes(a)	4.800	11/01/43	10	10,688
Nabors Industries, Inc., Gtd. Notes	4.625	09/15/21	140	150,464
Transocean, Inc., Gtd. Notes	2.500	10/15/17	105	104,988
Weatherford International Ltd., Gtd. Notes	5.125	09/15/20	115	125,422

				822,381

Foods 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.000	11/15/39	235	350,725
Bunge Ltd. Finance Corp., Gtd. Notes	8.500	06/15/19	145	180,073
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $149,288; purchased 11/19/07)(c)(e)	6.000	11/27/17	150	169,432

See Notes to Financial Statements.

Prudential Asset Allocation Fund	59

Portfolio of Investments

as of September 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Foods (cont’d.)
Constellation Brands, Inc., Gtd. Notes	8.375%	12/15/14	175	$177,100
Tyson Foods, Inc., Gtd. Notes	6.600	04/01/16	150	162,299

				1,039,629

Gaming
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	4.375	11/01/18	150	152,250

Healthcare & Pharmaceutical 0.5%
Actavis Funding SCS, Gtd. Notes, 144A(a)	4.850	06/15/44	65	61,067
Actavis, Inc., Sr. Unsec’d. Notes	6.125	08/15/19	75	85,718
Amgen, Inc., Sr. Unsec’d. Notes	5.150	11/15/41	210	221,648
Sr. Unsec’d. Notes	5.375	05/15/43	120	130,695
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes(a)	6.450	09/15/37	110	142,671
Express Scripts Holding Co., Gtd. Notes	2.750	11/21/14	310	310,963
Gilead Sciences, Inc., Sr. Unsec’d. Notes	5.650	12/01/41	30	35,147
HCA, Inc., Sr. Sec’d. Notes(a)	4.750	05/01/23	200	195,500
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.750	08/23/22	20	20,229
Sr. Unsec’d. Notes	5.625	12/15/15	250	264,222
LifePoint Hospitals, Inc., Gtd. Notes	6.625	10/01/20	125	132,187
Mallinckrodt International Finance SA, Gtd. Notes	3.500	04/15/18	175	169,312
Merck Sharp & Dohme Corp., Gtd. Notes	5.950	12/01/28	30	37,339
Mylan, Inc., Gtd. Notes	1.800	06/24/16	50	50,584
Novartis Capital Corp. (Switzerland), Gtd. Notes	4.400	05/06/44	210	218,374
Sanofi (France), Sr. Unsec’d. Notes(a)	1.250	04/10/18	140	137,988
Zoetis, Inc., Sr. Unsec’d. Notes(a)	4.700	02/01/43	20	20,110

				2,233,754

Healthcare Insurance 0.3%
Cigna Corp., Sr. Unsec’d. Notes	5.875	03/15/41	50	60,620
Sr. Unsec’d. Notes	6.150	11/15/36	140	168,722
Coventry Health Care, Inc., Sr. Unsec’d. Notes	6.125	01/15/15	540	548,252
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	6.000	06/15/17	60	67,246

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare Insurance (cont’d.)
Sr. Unsec’d. Notes	6.500%	06/15/37	100	$131,256
Sr. Unsec’d. Notes	6.625	11/15/37	80	104,902
WellPoint, Inc., Sr. Unsec’d. Notes	4.625	05/15/42	45	43,839
Sr. Unsec’d. Notes	4.650	01/15/43	30	29,515

				1,154,352

Insurance 0.8%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500	11/15/20	80	89,348
Allstate Corp. (The), Sr. Unsec’d. Notes	4.500	06/15/43	20	20,474
American International Group, Inc., Sr. Unsec’d. Notes(a)	4.500	07/16/44	125	123,492
Sr. Unsec’d. Notes	6.400	12/15/20	260	309,326
Sr. Unsec’d. Notes	8.250	08/15/18	155	189,326
Axis Specialty Finance LLC, Gtd. Notes(a)	5.875	06/01/20	160	182,432
Chubb Corp. (The), Jr. Sub. Notes	6.375(b)	03/29/67	210	230,212
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes, MTN	6.000	01/15/19	90	102,717
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	7.000	03/15/34	180	232,281
Lincoln National Corp., Jr. Sub. Notes	6.050(b)	04/20/67	40	40,900
Sr. Unsec’d. Notes	6.300	10/09/37	110	138,124
Sr. Unsec’d. Notes	7.000	06/15/40	130	173,040
Sr. Unsec’d. Notes	8.750	07/01/19	70	89,170
Markel Corp., Sr. Unsec’d. Notes	5.000	03/30/43	25	25,598
MetLife, Inc., Sr. Unsec’d. Notes(a)	5.700	06/15/35	135	161,676
Sr. Unsec’d. Notes	6.375	06/15/34	15	19,214
Sr. Unsec’d. Notes	6.750	06/01/16	50	54,858
New York Life Insurance Co., Sub. Notes, 144A(a)	6.750	11/15/39	110	144,917
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063	03/30/40	60	74,304
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375	04/30/20	105	120,621
Pacific Life Insurance Co., Sub. Notes, 144A(a)	9.250	06/15/39	140	216,878

See Notes to Financial Statements.

Prudential Asset Allocation Fund	61

Portfolio of Investments

as of September 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Principal Financial Group, Inc., Gtd. Notes	4.625%	09/15/42	15	$15,407
Progressive Corp. (The), Jr. Sub. Notes	6.700(b)	06/15/37	110	120,519
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	6.850	12/16/39	240	309,193
Unum Group, Sr. Unsec’d. Notes	5.625	09/15/20	50	56,896
W.R. Berkley Corp., Sr. Unsec’d. Notes	5.600	05/15/15	110	113,139
Sr. Unsec’d. Notes	6.150	08/15/19	90	101,328

				3,455,390

Lodging 0.2%
Choice Hotels International, Inc., Gtd. Notes	5.750	07/01/22	200	213,000
Marriott International, Inc., Sr. Unsec’d. Notes	3.250	09/15/22	130	128,850
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	6.750	05/15/18	500	579,629
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	2.500	03/01/18	60	60,183

				981,662

Media & Entertainment 0.2%
Historic TW, Inc., Gtd. Notes	9.150	02/01/23	100	134,911
News America, Inc., Gtd. Notes	6.150	02/15/41	70	83,054
Gtd. Notes	7.625	11/30/28	125	160,256
Time Warner Cos., Inc., Gtd. Notes	7.250	10/15/17	160	185,969
Time Warner, Inc., Gtd. Notes	6.200	03/15/40	25	29,355
Gtd. Notes	6.250	03/29/41	30	35,378
Gtd. Notes	7.625	04/15/31	10	13,498
Viacom, Inc., Sr. Unsec’d. Notes (original cost $49,895; purchased 08/06/13 - 02/11/14)(c)(e)	4.875	06/15/43	55	54,877
Sr. Unsec’d. Notes (original cost $59,612; purchased 08/12/13)(c)(e)	5.850	09/01/43	60	66,670

				763,968

Metals 0.2%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes(a)	5.000	09/30/43	140	153,583

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Metals (cont’d.)
Glencore Finance Canada Ltd. (Switzerland), Gtd. Notes, 144A(a)	2.050%	10/23/15	105	$106,174
Gtd. Notes, 144A(a)	2.850	11/10/14	150	150,333
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625	06/09/21	110	111,353
Peabody Energy Corp., Gtd. Notes(a)	6.000	11/15/18	115	112,700
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	5.000	06/01/15	115	118,355
Southern Copper Corp., Sr. Unsec’d. Notes(a)	7.500	07/27/35	95	113,266

				865,764

Non-Captive Finance 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Gtd. Notes, 144A(a)	3.750	05/15/19	150	145,500
General Electric Capital Corp., Sr. Unsec’d. Notes, GMTN	6.000	08/07/19	600	699,766
Sr. Unsec’d. Notes, GMTN(a)	6.875	01/10/39	170	228,801
Sub. Notes	5.300	02/11/21	100	112,704
Navient LLC, Sr. Unsec’d. Notes, MTN	8.450	06/15/18	90	101,250

				1,288,021

Packaging 0.1%
Ball Corp., Gtd. Notes(a)	4.000	11/15/23	250	232,500
Crown Americas LLC/Crown Americas Capital Corp. IV, Gtd. Notes(a)	4.500	01/15/23	150	141,750

				374,250

Paper 0.2%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $39,765; purchased 10/27/10)(c)(e)	5.400	11/01/20	40	45,200
Graphic Packaging International, Inc., Gtd. Notes	7.875	10/01/18	150	156,375
International Paper Co., Sr. Unsec’d. Notes	6.000	11/15/41	30	34,125
Sr. Unsec’d. Notes	7.300	11/15/39	175	225,189
Sr. Unsec’d. Notes	7.500	08/15/21	85	105,543
Rock-Tenn Co., Gtd. Notes(a)	4.900	03/01/22	95	101,832
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625	09/15/23	370	391,880

				1,060,144

See Notes to Financial Statements.

Prudential Asset Allocation Fund	63

Portfolio of Investments

as of September 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other 0.1%
Enterprise Products Operating LLC, Gtd. Notes	4.850%	03/15/44	160	$162,521
Gtd. Notes	6.875	03/01/33	35	45,178
NiSource Finance Corp., Gtd. Notes	4.800	02/15/44	40	40,695
Gtd. Notes	5.250	09/15/17	55	60,675
Gtd. Notes	5.450	09/15/20	70	78,830
ONEOK Partners LP, Gtd. Notes(a)	6.200	09/15/43	205	236,715

				624,614

Railroads 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	4.450	03/15/43	100	99,372
Sr. Unsec’d. Notes	6.700	08/01/28	135	168,534
CSX Corp., Sr. Unsec’d. Notes	6.150	05/01/37	170	210,778
Norfolk Southern Corp., Sr. Unsec’d. Notes	2.903	02/15/23	97	93,803
Sr. Unsec’d. Notes	5.590	05/17/25	20	23,414

				595,901

Real Estate Investment Trusts (REITs) 0.2%
Mack-Cali Realty Corp., Sr. Unsec’d. Notes	7.750	08/15/19	115	136,577
ProLogis LP, Gtd. Notes	6.875	03/15/20	11	12,999
Simon Property Group LP, Sr. Unsec’d. Notes	2.800	01/30/17	30	31,028
Sr. Unsec’d. Notes	3.375	03/15/22	30	30,631
Sr. Unsec’d. Notes	6.125	05/30/18	530	608,094

				819,329

Retailers 0.1%
CVS Health Corp., Sr. Unsec’d. Notes(a)	5.300	12/05/43	35	39,214
Home Depot, Inc. (The), Sr. Unsec’d. Notes	4.200	04/01/43	110	108,485
Limited Brands, Inc., Gtd. Notes	6.625	04/01/21	125	137,500
Lowe’s Cos, Inc., Sr. Unsec’d. Notes	6.500	03/15/29	60	75,150
Macy’s Retail Holdings, Inc., Gtd. Notes	3.875	01/15/22	45	46,877
Target Corp., Sr. Unsec’d. Notes	3.500	07/01/24	60	60,057

				467,283

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology 0.2%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	3.375%	11/01/15	60	$61,544
Fiserv, Inc., Gtd. Notes	3.125	06/15/16	70	72,341
Oracle Corp., Sr. Unsec’d. Notes	4.300	07/08/34	145	146,050
Seagate HDD Cayman, Gtd. Notes, 144A	3.750	11/15/18	90	91,800
Xerox Corp., Sr. Unsec’d. Notes	4.250	02/15/15	445	451,101

				822,836

Telecommunications 0.5%
AT&T Corp., Sr. Unsec’d. Notes(a)	4.800	06/15/44	305	300,505
AT&T, Inc., Sr. Unsec’d. Notes	5.350	09/01/40	33	34,993
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	9.625	12/15/30	50	78,514
Embarq Corp., Sr. Unsec’d. Notes (original cost $84,771; purchased 05/04/11 - 05/11/11)(c)(e)	7.082	06/01/16	75	81,682
Sr. Unsec’d. Notes (original cost $119,992; purchased 05/12/06)(c)(e)	7.995	06/01/36	120	129,708
Sprint Communications, Inc., Sr. Unsec’d. Notes(a)	6.000	12/01/16	125	131,484
Telefonos de Mexico Sab de CV (Mexico), Gtd. Notes	5.500	11/15/19	40	45,283
Verizon Communications, Inc., Sr. Unsec’d. Notes	6.400	09/15/33	137	166,896
Sr. Unsec’d. Notes(a)	6.550	09/15/43	460	574,720
Sr. Unsec’d. Notes, 144A(a)	4.862	08/21/46	140	140,396
Sr. Unsec’d. Notes, 144A	5.012	08/21/54	523	525,483

				2,209,664

Tobacco 0.3%
Altria Group, Inc., Gtd. Notes(a)	4.000	01/31/24	260	265,315
Gtd. Notes	9.700	11/10/18	154	198,383
Gtd. Notes(a)	10.200	02/06/39	52	87,618
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	2.050	02/11/18	245	244,008
Lorillard Tobacco Co., Gtd. Notes	8.125	06/23/19	50	61,166
Reynolds American, Inc., Gtd. Notes	6.750	06/15/17	220	248,294

				1,104,784

TOTAL CORPORATE BONDS (cost $38,957,501)				41,970,522

See Notes to Financial Statements.

Prudential Asset Allocation Fund	65

Portfolio of Investments

as of September 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES 2.2%

Collateralized Loan Obligations 1.4%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	1.414%(b)	04/20/25	250	$247,149
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.424(b)	07/13/25	300	296,572
Series 3A, Class A1, 144A	1.766(b)	04/28/26	300	300,549
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class A, 144A	1.796(b)	10/15/26	250	249,875
Blue Hill CLO Ltd. (Cayman Islands), Series A-1A, Class A, 144A	1.714(b)	01/15/26	250	249,989
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.383(b)	04/17/25	250	246,875
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.784(b)	04/20/26	350	350,351
ECP CLO (Cayman Islands), Series 2014-6A, Class A1A, 144A	1.685(b)	07/15/26	250	248,722
Flagship CLO (Cayman Islands), Series A1-7A, Class A1, 144A	1.704(b)	01/20/26	300	300,125
Galaxy XVIII CLO Ltd. (Cayman Islands), Series 2014-18A, Class A, 144A	1.704(b)	10/15/26	250	250,172
ING Investment Management CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.374(b)	04/15/24	300	296,033
ING Investment Management Co., (Cayman Islands), Series A2-3A, Class A2, 144A	2.034(b)	01/18/26	300	289,920
Magnetite VIII Ltd. (Cayman Islands), Series 2014-8A, Class A, 144A	1.708(b)	04/15/26	350	350,321
Series 2014-9A, Class A1, 144A	1.700(b)	07/25/26	600	598,758
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1l, 144A	0.485(b)	02/22/20	8	8,468
Ocean Trails CLO IV (Cayman Islands), Series A-4A, Class A, 144A	1.534(b)	08/13/25	300	297,794
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class A, 144A	1.704(b)	07/17/26	300	300,290
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.284(b)	04/15/25	300	295,029
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	2.934(b)	10/20/23	250	252,970

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	1.354%(b)	07/15/25	300	$295,681
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	1.727(b)	04/20/26	350	350,639

				6,076,282

Non-Residential Mortgage-Backed Securities 0.5%
Chase Issuance Trust, Series 2007-C1, Class C1	0.614(b)	04/15/19	800	794,843
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 144A	2.260	11/15/25	300	299,765
GE Capital Credit Card Master Note Trust, Series 2012-4, Class B	1.004(b)	06/15/18	600	600,643
OHA Intrepid Leveraged Loan Fund Ltd. (Cayman Islands), Series 2011-1AR, Class AR, 144A	1.154(b)	04/20/21	147	146,377
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	1.382(b)	07/22/25	250	246,682
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	2.881(b)	08/17/22	250	252,632

				2,340,942

Residential Mortgage-Backed Securities 0.3%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	1.805(b)	03/25/33	53	50,575
Countrywide Asset-Backed Certificates, Series 2004-1, Class M1	0.905(b)	03/25/34	461	440,128
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6, Class A3	4.144	07/25/35	58	56,687
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	5.054	07/25/34	75	71,267
Morgan Stanley ABS Capital I, Series 2004-NC1, Class M1	1.205(b)	12/27/33	329	316,861
Morgan Stanley Dean Witter Capital I, Series 2002-HE1, Class M1	1.055(b)	07/25/32	80	76,392
Series 2002-NC4, Class M1	1.430(b)	09/25/32	90	88,541
RASC Trust, Series 2004-KS2, Class MI1	4.710(b)	03/25/34	22	19,536

See Notes to Financial Statements.

Prudential Asset Allocation Fund	67

Portfolio of Investments

as of September 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Securitized Asset Backed Receivables LLC Trust, Series 2004-OP1, Class M1	0.920%(b)	02/25/34	165	$154,891

				1,274,878

TOTAL ASSET-BACKED SECURITIES (cost $9,583,188)				9,692,102

COLLATERALIZED MORTGAGE OBLIGATIONS 0.2%
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	6.000	01/25/36	333	283,450
Banc of America Mortgage Trust, Series 2005-A, Class 2A1	2.705(b)	02/25/35	60	59,469
Series 2005-B, Class 2A1	2.624(b)	03/25/35	68	62,021
Chase Mortgage Finance Trust Series, Series 2007-A1, Class 1A5	2.557(b)	02/25/37	181	176,708
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250	09/25/19	61	62,347
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	2.490(b)	07/25/35	104	105,022
MASTR Alternative Loan Trust, Series 2003-8, Class 4A1	7.000	12/25/33	7	7,217
Series 2004-4, Class 4A1	5.000	04/25/19	71	72,644
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	2.473(b)	02/25/34	97	98,352
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	5.000	03/25/20	33	33,079

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $1,013,880)				960,309

COMMERCIAL MORTGAGE-BACKED SECURITIES 4.6%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	5.369	10/10/45	600	610,403
Series 2007-2, Class A1A	5.730(b)	04/10/49	887	954,737
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class ASB	5.413	10/15/49	353	354,491
Series 2007-C6, Class A4	5.899(b)	12/10/49	100	109,699
Series 2013-GC11, Class A3	2.815	04/10/46	100	96,595
Series 2014-GC21, Class A4,	3.575	05/10/47	420	424,839

See Notes to Financial Statements.

68

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
COMM Mortgage Trust, Series 2013-CR7, Class A3	2.929%	03/10/46	200	$195,895
Series 2013-CR8, Class A4	3.334	06/10/46	600	603,379
Series 2014-CR15, Class A2	2.928	02/10/47	400	409,575
Series 2014-CR18, Class A4	3.550	07/15/47	400	403,544
Series 2014-UBS3, Class A2,	2.844	06/10/47	300	305,468
Series 2014-UBS4, Class A4	3.420	08/10/47	700	697,108
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class X, I/O	2.196(b)	09/15/30	132	5,861
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A2	1.765	10/15/45	400	399,660
Series 2013-CR9, Class A3	4.022	07/10/45	200	210,991
Commercial Mortgage Trust, Series 2005-GG5, Class AM	5.277(b)	04/10/37	740	767,145
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class A4	5.609(b)	02/15/39	800	834,826
Fannie Mae-ACES, Series M2, Class A2	3.513(b)	12/25/23	375	390,532
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.873	12/25/21	500	506,453
Series K020, Class A2	2.373	05/25/22	1,000	976,168
Series K020, Class X1, I/O	1.603(b)	05/25/22	2,941	260,968
Series K021, Class X1, I/O	1.641(b)	06/25/22	889	81,473
Series K025, Class X1, I/O	1.026(b)	10/25/22	1,491	85,958
Series K029, Class A2	3.320(b)	02/25/23	800	827,291
Series K030, Class A2	3.250(b)	04/25/23	300	308,606
Series K034, Class A2	3.531(b)	07/25/23	400	418,714
Series K501, Class X1A, I/O	1.848(b)	08/25/16	1,073	24,670
Series K710, Class X1, I/O	1.910(b)	05/25/19	2,464	171,703
Series K711, Class X1, I/O	1.830(b)	07/25/19	2,477	168,463
GMAC Commercial Mortgage Securities, Inc. Trust, Series 2005-C1, Class A5	4.697	05/10/43	645	653,355
Greenwich Capital Commercial Mortgage Trust I, Series 2007-GG9, Class A2	5.381	03/10/39	142	143,827
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4	4.895	09/12/37	500	508,392
Series 2005-CB13, Class ASB	5.285(b)	01/12/43	45	45,206
Series 2005-LDP2, Class A3	4.697	07/15/42	28	27,996

See Notes to Financial Statements.

Prudential Asset Allocation Fund	69

Portfolio of Investments

as of September 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Series 2005-LDP2, Class AM	4.780%	07/15/42	100	$102,005
Series 2013-C16, Class A2	3.070	12/15/46	700	721,228
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class ASB	5.523	05/12/45	239	245,816
Series 2012-CBX, Class A3	3.139	06/15/45	287	297,369
Series 2012-LC9, Class A4	2.611	12/15/47	200	190,750
Series 2013-C10, Class A4	2.875	12/15/47	500	487,493
Series 2013-LC11, Class A4	2.694	04/15/46	200	190,984
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	6.066(b)	06/12/46	474	503,300
Series 2007-6, Class A2	5.331	03/12/51	236	236,063
Series 2007-7, Class ASB	5.745(b)	06/12/50	395	398,205
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	2.863	12/15/48	200	194,114
Series 2013-C11, Class A3	3.960	08/15/46	100	105,056
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	5.829(b)	10/15/42	586	610,780
Series 2007-HQ11, Class A31	5.439	02/12/44	35	34,858
Series 2007-HQ11, Class AAB	5.444	02/12/44	443	448,323
Series 2007-T27, Class AAB	5.831(b)	06/11/42	66	66,603
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	2.792	12/10/45	200	194,522
Series 2013-C5, Class A3	2.920	03/10/46	500	488,402
Series 2013-C6, Class A3	2.971	04/10/46	200	196,048
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX	5.179(b)	07/15/42	135	139,455
Series 2007-C34, Class A1A	5.608(b)	05/15/46	993	1,080,232

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $20,074,093)				19,915,597

FOREIGN AGENCIES 0.6%
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875	01/15/24	200	210,200
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	5.125	06/29/20	100	112,142
Kommunalbanken AS (Norway), Sr. Unsec’d Notes, 144A	1.125	05/23/18	382	376,301

See Notes to Financial Statements.

70

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN AGENCIES (Continued)
Pemex Project Funding Master Trust (Mexico), Gtd. Notes	6.625%	06/15/35	255	$295,927
Petrobras Global Finance BV (Brazil), Gtd. Notes(a)	2.000	05/20/16	195	194,990
Petroleos Mexicanos (Mexico), Gtd. Notes	3.500	01/30/23	115	110,170
Gtd. Notes	4.875	01/18/24	65	68,185
Gtd. Notes	5.500	01/21/21	300	330,150
Gtd. Notes	6.500	06/02/41	85	98,320
RSHB Capital SA For OJSC Russian Agricultural Bank (Russia), Sr. Unsec’d. Notes, 144A	6.299	05/15/17	460	465,750
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes, 144A	1.750	04/10/17	250	249,188
State Grid Overseas Investment 2014 Ltd. (China), Gtd. Notes, 144A	2.750	05/07/19	200	200,416

TOTAL FOREIGN AGENCIES (cost $2,671,398)				2,711,739

MUNICIPAL BONDS 0.4%

California 0.1%
Bay Area Toll Authority, Taxable, Revenue Bonds, BABs	6.263	04/01/49	220	295,057
State of California, GO, BABs	7.300	10/01/39	210	292,988
GO, Tax. Var. Purp., BABs	7.500	04/01/34	15	21,369

				609,414

Illinois 0.1%
City of Chicago IL, O’Hare Int’l. Arpt., BABs	6.395	01/01/40	160	201,499
State of Illinois, Taxable, GO	4.421	01/01/15	90	90,860

				292,359

New Jersey 0.1%
New Jersey State Turnpike Auth. Rev., Tax. Issuer Subs., Ser. F, BABs	7.414	01/01/40	165	236,402

New York 0.1%
New York City Trans. Fin. Auth., Tax. Future, Tax. Secd. Sub., Ser. C-2, BABs	5.767	08/01/36	190	230,329

See Notes to Financial Statements.

Prudential Asset Allocation Fund	71

Portfolio of Investments

as of September 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)

Ohio
Ohio State University Gen. Repts., BABs	4.910%	06/01/40	65	$73,755
Ohio State Water Development Auth. Wtr. Poll. Ctl. Rev., Taxable Ld. Fd. B-2 Wtr. Quality, BABs	4.879	12/01/34	45	49,408

				123,163

Oregon
Oregon State Department of Trans. Hwy. User Tax Rev., Taxable Sub. Lien, Ser. A, BABs	5.834	11/15/34	70	85,677

Pennsylvania
Pennsylvania Turnpike Commission Rev., Ser. B, BABs	5.511	12/01/45	80	93,693

Tennessee
Metropolitan Government of Nashville & Davidson County Convention Center Auth., Taxable Sub. B, Direct Pay, BABs	6.731	07/01/43	160	205,322

Texas
Texas State Trans. Commission Rev., Taxable First Tier, Ser. B, BABs	5.028	04/01/26	50	57,601

TOTAL MUNICIPAL BONDS (cost $1,542,335)				1,933,960

SOVEREIGN BONDS 0.4%
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	4.250	01/07/25	200	198,000
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	4.000	02/26/24	225	227,588
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	4.000	03/25/19	90	91,800
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A(a)	5.875	03/13/20	200	219,250
Sr. Unsec’d. Notes, 144A	6.875	01/17/18	165	185,831
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	3.625	03/15/22	100	101,650

See Notes to Financial Statements.

72

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
SOVEREIGN BONDS (Continued)
Panama Government International Bond (Panama), Sr. Unsec’d. Notes(a)	5.200%	01/30/20		100	$110,000
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	3.000	03/17/23		160	154,701
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A(a)	4.875	01/22/24		30	31,800
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000	06/05/20		120	136,058
United Mexican States (Mexico), Sr. Unsec’d. Notes, MTN	4.750	03/08/44		118	117,115

TOTAL SOVEREIGN BONDS (cost $1,549,974)					1,573,793

U.S. GOVERNMENT AGENCY OBLIGATIONS 10.3%
Federal Home Loan Bank	0.375	08/28/15		55	55,109
Federal Home Loan Bank	4.000	02/01/41		761	802,467
Federal Home Loan Bank	5.500	07/15/36		135	174,985
Federal Home Loan Mortgage Corp.	1.750	05/30/19		180	179,454
Federal Home Loan Mortgage Corp.	2.348(b)	12/01/35		58	62,405
Federal Home Loan Mortgage Corp.	2.375	01/13/22		790	785,432
Federal Home Loan Mortgage Corp.	3.000	06/01/29		488	503,069
Federal Home Loan Mortgage Corp.	3.500	TBA	(f)	1,000	1,020,664
Federal Home Loan Mortgage Corp.	4.000	TBA	(f)	500	526,406
Federal Home Loan Mortgage Corp.	4.000	06/01/26 - 11/01/39		882	935,388
Federal Home Loan Mortgage Corp.	4.500	10/01/39		546	589,285
Federal Home Loan Mortgage Corp.	5.000	07/01/18 - 10/01/35		508	552,576
Federal Home Loan Mortgage Corp.	5.500	12/01/33 - 10/01/37		437	489,051
Federal Home Loan Mortgage Corp.	6.000	01/01/34		86	97,756
Federal Home Loan Mortgage Corp.	7.000	10/01/31 - 05/01/32		50	57,499
Federal National Mortgage Assoc.	1.750	09/12/19		1,545	1,531,362
Federal National Mortgage Assoc.	1.875	02/19/19		30	30,087
Federal National Mortgage Assoc.	1.917(b)	07/01/37		266	283,018
Federal National Mortgage Assoc.	2.500	TBA	(f)	500	501,621
Federal National Mortgage Assoc.	3.000	TBA	(f)	4,000	4,120,000
Federal National Mortgage Assoc.	3.000	TBA	(f)	1,500	1,478,672
Federal National Mortgage Assoc.	3.000	12/01/42 - 07/01/43		1,464	1,446,044
Federal National Mortgage Assoc.	3.500	TBA	(f)	500	511,055

See Notes to Financial Statements.

Prudential Asset Allocation Fund	73

Portfolio of Investments

as of September 30, 2014 continued

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.500%	TBA	(f)	3,000	$3,057,422
Federal National Mortgage Assoc.	3.500	06/01/39 -05/01/42		3,039	3,112,026
Federal National Mortgage Assoc.	4.000	TBA	(f)	3,000	3,161,437
Federal National Mortgage Assoc.	4.000	TBA	(f)	1,000	1,050,687
Federal National Mortgage Assoc.	4.500	TBA	(f)	500	538,066
Federal National Mortgage Assoc.	4.500	TBA	(f)	1,500	1,618,359
Federal National Mortgage Assoc.	4.500	07/01/19 -08/01/40		1,213	1,309,965
Federal National Mortgage Assoc.	5.000	TBA	(f)	2,000	2,206,687
Federal National Mortgage Assoc.	5.000	10/01/18 -02/01/36		336	369,539
Federal National Mortgage Assoc.	5.500	12/01/16 - 07/01/34		671	752,979
Federal National Mortgage Assoc.	6.000	09/01/17 - 08/01/38		1,195	1,361,472
Federal National Mortgage Assoc.	6.500	07/01/17 - 10/01/37		827	930,434
Federal National Mortgage Assoc.	7.000	06/01/32		29	33,692
Federal National Mortgage Assoc.	7.500	09/01/30		3	3,018
Federal National Mortgage Assoc.	8.000	12/01/23		4	4,972
Federal National Mortgage Assoc.	8.500	02/01/28		6	6,856
Financing Corp., FICO Strip Principal, Series A-P	1.290(g)	10/06/17		240	230,049
Financing Corp., FICO Strip Principal, Series B-P	1.290(g)	10/06/17		330	316,317
Government National Mortgage Assoc.	3.000	TBA	(f)	500	503,164
Government National Mortgage Assoc.	3.000	TBA	(f)	500	503,398
Government National Mortgage Assoc.	3.500	TBA	(f)	1,500	1,546,172
Government National Mortgage Assoc.	4.000	TBA	(f)	2,500	2,649,414
Government National Mortgage Assoc.	4.500	TBA	(f)	750	813,398
Government National Mortgage Assoc.	4.500	06/20/41		913	994,643
Government National Mortgage Assoc.	5.500	07/15/33 - 02/15/36		838	937,059
Government National Mortgage Assoc.	6.500	09/15/23 - 08/15/32		249	281,869
Government National Mortgage Assoc.	7.000	06/15/24 - 05/15/31		49	56,355
Government National Mortgage Assoc.	7.500	04/15/29 - 05/15/31		6	6,076
Government National Mortgage Assoc.	8.000	08/15/22 - 06/15/25		59	66,516

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $44,258,142)					45,155,446

U.S. TREASURY OBLIGATIONS 5.8%
U.S. Treasury Bonds(a)	3.125	08/15/44		5	4,920
U.S. Treasury Bonds	3.375	05/15/44		195	201,338
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.125	04/15/19		1,449	1,452,435
U.S. Treasury Notes	0.625	04/30/18		1,009	982,435
U.S. Treasury Notes	1.250	11/30/18		2,475	2,440,969
U.S. Treasury Notes	1.375	06/30/18		245	244,292

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	1.500%	12/31/18 - 05/31/19	7,500	$7,449,530
U.S. Treasury Notes	1.625	04/30/19	2,030	2,022,388
U.S. Treasury Notes	1.750	09/30/19	1,305	1,303,267
U.S. Treasury Notes(h)(i)	2.000	02/28/21	2,740	2,716,666
U.S. Treasury Notes	2.000	05/31/21	85	84,017
U.S. Treasury Notes	2.250	03/31/21	515	518,017
U.S. Treasury Notes	2.375	05/31/18 - 08/15/24	4,465	4,564,252
U.S. Treasury Notes	3.125	05/15/21	185	196,042
U.S. Treasury Strip Coupon	0.000(g)	08/15/21	735	627,169
U.S. Treasury Strip Principal(a)	5.844(g)	05/15/44	1,580	587,887

TOTAL U.S. TREASURY OBLIGATIONS (cost $25,402,848)				25,395,624

TOTAL LONG-TERM INVESTMENTS (cost $355,334,539)				424,541,434

			Shares
SHORT-TERM INVESTMENTS 12.7%

AFFILIATED MUTUAL FUNDS 12.6%
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $21,313,312)(j)			2,198,486	20,577,824
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $34,624,201; includes $15,217,309 of cash collateral for securities on loan)(j)(k)			34,624,201	34,624,201

TOTAL AFFILIATED MUTUAL FUNDS (cost $55,937,513)				55,202,025

		Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*

Call Options
5 Year U.S. Treasury Notes Futures, expiring 11/21/14, Strike Price $118.75			11,300	33,547
Interest Rate Swap Options, Receive a fixed rate of 1.00% and pay a floating rate based on 3 Month LIBOR, expiring 12/11/14		Barclays Capital Group	6,600	11

See Notes to Financial Statements.

Prudential Asset Allocation Fund	75

Portfolio of Investments

as of September 30, 2014 continued

Description		Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS PURCHASED* (Continued)

Call Options (cont’d.)
Receive a fixed rate of 1.00% and pay a floating rate based on 3 Month LIBOR, expiring 12/11/14		Citigroup Global Markets	6,600	$11
Receive a fixed rate of 1.80% and pay a floating rate based on 3 Month LIBOR, expiring 12/11/14		Barclays Capital Group	6,600	26,929
Receive a fixed rate of 1.80% and pay a floating rate based on 3 Month LIBOR, expiring 12/11/14		Citigroup Global Markets	6,600	26,929

				87,427

Put Options
10 Year U.S. Treasury Notes Futures, expiring 10/03/14, Strike Price $124.00			3,100	3,875

TOTAL OPTIONS PURCHASED (cost $134,526)				91,302

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Bill (cost $389,918)(h)	0.045%(l)	03/19/15	390	389,940

TOTAL SHORT-TERM INVESTMENTS (cost $56,461,957)				55,683,267

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 109.7% (cost $411,796,496; Note 5)				480,224,701

			Notional Amount (000)#
OPTIONS WRITTEN*

Call Options
5 Year U.S. Treasury Notes Futures, expiring 11/21/14, Strike Price $119.75			11,300	(7,945)

See Notes to Financial Statements.

76

Description	Counterparty	Notional Amount (000)#	Value (Note 1)
OPTIONS WRITTEN* (Continued)

Call Options (cont’d.)
Interest Rate Swap Options,
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 12/11/14	Barclays Capital Group	13,200	$(7,381)
Receive a fixed rate of 1.50% and pay a floating rate based on 3 Month LIBOR, expiring 12/11/14	Citigroup Global Markets	13,200	(7,381)

			(22,707)

Put Option
10 Year U.S. Treasury Notes Futures, expiring 10/03/14, Strike Price $123.50		3,100	(1,453)

TOTAL OPTIONS WRITTEN (premiums received $46,825)			(24,160)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 109.7% (cost $411,749,671; Note 5)			480,200,541
Liabilities in excess of other assets(m) (9.7)%			(42,506,402)

NET ASSETS 100.0%			$437,694,139

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ABS—Asset-Backed Security

ACES—Alternative Credit Enhancements Securities

BABs—Build America Bonds

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CVA—Certificate Van Aandelen (Bearer)

FHLMC—Federal Home Loan Mortgage Corp.

FICO—Financing Corp.

GMTN—Global Medium Term Note

GO—General Obligation

I/O—Interest Only

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

Prudential Asset Allocation Fund	77

Portfolio of Investments

as of September 30, 2014 continued

RSP—Non-Voting Shares

SDR—Swedish Depositary Receipt

TBA—To Be Announced

TIPS—Treasury Inflation-Protected Securities

TOPIX—Tokyo Stock Price Index

BRL—Brazilian Real

MXN—Mexican Peso

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,811,812; cash collateral of $15,217,309 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2014.
(c)	Indicates a security or securities that have been deemed illiquid.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post maturity.
(e)	Indicates a restricted security; the aggregate original cost of the restricted securities is $1,088,574. The aggregate value of $1,174,739 is approximately 0.3% of net assets.
(f)	Principal amount of $24,750,000 represents “TBA” mortgage dollar rolls.
(g)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(i)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(j)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(k)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(l)	Rate reflects yield to maturity at purchase date.

See Notes to Financial Statements.

78

(m)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at September 30, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2014	Unrealized Appreciation (Depreciation)(1)
	Long Positions:
82	2 Year U.S. Treasury Notes	Dec. 2014	$17,955,479	$17,945,188	$(10,291)
21	10 Year U.S. Treasury Notes	Dec. 2014	2,608,558	2,617,453	8,895
7	DJ Euro Stoxx 50 Index	Dec. 2014	283,846	284,958	1,112
2	FTSE 100 Index	Dec. 2014	219,154	214,169	(4,985)
2	MSCI EAFE Index Mini	Dec. 2014	189,874	183,970	(5,904)
34	S&P 500 E-Mini	Dec. 2014	3,360,201	3,341,350	(18,851)
1	TOPIX Index	Dec. 2014	117,976	120,948	2,972
15	U.S. Ultra Bonds	Dec. 2014	2,268,238	2,287,500	19,262

					(7,790)

	Short Positions:
61	5 Year U.S. Treasury Notes	Dec. 2014	7,211,406	7,213,726	(2,320)
12	U.S. Long Bonds	Dec. 2014	1,673,735	1,654,875	18,860

					16,540

					$8,750

(1)	U.S. Treasury obligations with a market value of $297,445 and $370,444 have been segregated with JPMorgan Chase and Goldman Sachs & Co. to cover requirements for open futures contracts at September 30, 2014.

Interest rate swap agreements outstanding at September 30, 2014:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	5,008	01/01/18	11.770%	1 Day Brazil Interbank Rate(2)	$(25,611)	$—	$(25,611)	Deutsche Bank AG
	382	05/17/18	0.989%	3 Month LIBOR(1)	6,417	—	6,417	Credit Suisse First Boston Corp.

					$(19,194)	$—	$(19,194)

See Notes to Financial Statements.

Prudential Asset Allocation Fund	79

Portfolio of Investments

as of September 30, 2014 continued

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2014	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
	220	06/30/16	0.618%	3 Month LIBOR(1)	$150	$310	$160
	1,100	06/30/16	0.655%	3 Month LIBOR(1)	294	845	551
	220	06/30/16	0.655%	3 Month LIBOR(1)	150	168	18
	5,940	08/29/16	0.710%	3 Month LIBOR(1)	103	8,478	8,375
	1,885	12/24/17	1.384%	3 Month LIBOR(1)	492	1,367	875
	4,710	08/29/19	1.804%	3 Month LIBOR(2)	109	(27,577)	(27,686)
MXN	11,100	08/19/24	6.010%	28 Day Mexican Interbank Rate(2)	(1,510)	(24,909)	(23,399)
	1,280	08/29/24	2.560%	3 Month LIBOR(1)	98	9,700	9,602
	700	09/08/24	2.569%	3 Month LIBOR(1)	156	4,981	4,825

					$42	$(26,637)	$(26,679)

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at September 30, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at Trade date	Value at September 30, 2014(3)	Unrealized Appreciation
Exchange-traded credit default swaps on credit indicies—Buy Protection(1):
CDX.NA.HY.22.V2	06/20/19	5.000%	990	$(68,986)	$(59,285)	$9,701

A U.S. Treasury obligation with a market value of $228,434 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded interest rate and credit default swap contracts at September 30, 2014.

The Series entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Series is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Series could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

80

(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as the reporting date. Increasing fair value in absolute terms when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$253,654,583	$20,878,594	$1
Exchange Traded Fund	500,136	—	—
Preferred Stocks	80,760	117,255	—
Rights	1,013	—	—
Corporate Bonds	—	41,344,600	625,922
Asset-Backed Securities
Collateralized Loan Obligations	—	5,577,685	498,597
Non-Residential Mortgage-Backed Securities	—	2,340,942	—
Residential Mortgage-Backed Securities	—	1,274,878	—
Collateralized Mortgage Obligations	—	960,309	—
Commercial Mortgage-Backed Securities	—	19,915,597	—
Foreign Agencies	—	2,711,739	—
Municipal Bonds	—	1,933,960	—
Sovereign Bonds	—	1,573,793	—
U.S. Government Agency Obligations	—	45,155,446	—
U.S. Treasury Obligations	—	25,785,564	—
Affiliated Mutual Funds	55,202,025	—	—
Options Purchased	37,422	53,880	—

See Notes to Financial Statements.

Prudential Asset Allocation Fund	81

Portfolio of Investments

as of September 30, 2014 continued

	Level 1	Level 2	Level 3
Options Written	$(9,398)	$(14,762)	$—
Other Financial Instruments*
Futures Contracts	8,750	—	—
Interest Rate Swap Agreements	—	(45,873)	—
Credit Default Swap Agreements	—	9,701	—

Total	$309,475,291	$169,573,308	$1,124,520

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2014 was as follows (Unaudited):

Affiliated Mutual Funds (including 3.5% of collateral for securities on loan)	12.6%
U.S. Government Agency Obligations	10.3
U.S. Treasury Obligations	5.9
Oil, Gas & Consumable Fuels	5.0
Commercial Mortgage-Backed Securities	4.6
Banks	3.8
Pharmaceuticals	3.7
Banking	2.8
Software	2.3
Internet Software & Services	2.3
Technology Hardware, Storage & Peripherals	2.3
Insurance	2.3
Biotechnology	2.2
Semiconductors & Semiconductor Equipment	1.9
Capital Markets	1.7
Chemicals	1.7
Real Estate Investment Trusts (REITs)	1.7
Media	1.6
Aerospace & Defense	1.5
Hotels, Restaurants & Leisure	1.5
Health Care Providers & Services	1.5
IT Services	1.5
Collateralized Loan Obligations	1.4
Communications Equipment	1.4
Food Products	1.4
Beverages	1.4
Specialty Retail	1.3
Health Care Equipment & Supplies	1.3
Machinery	1.3%
Industrial Conglomerates	1.2
Food & Staples Retailing	1.2
Diversified Telecommunication Services	1.1
Energy Equipment & Services	1.1
Tobacco	1.1
Road & Rail	1.0
Consumer Finance	0.8
Diversified Financial Services	0.7
Metals & Mining	0.7
Household Products	0.7
Electric Utilities	0.6
Air Freight & Logistics	0.6
Foreign Agencies	0.6
Electrical Equipment	0.6
Electric	0.6
Auto Components	0.6
Airlines	0.5
Multi-Utilities	0.5
Non-Residential Mortgage-Backed Securities	0.5
Textiles, Apparel & Luxury Goods	0.5
Healthcare & Pharmaceutical	0.5
Multiline Retail	0.5
Real Estate Management & Development	0.5
Telecommunications	0.5
Internet & Catalog Retail	0.5
Municipal Bonds	0.4
Gas Utilities	0.4
Sovereign Bonds	0.4

See Notes to Financial Statements.

82

Automobiles	0.4%
Electronic Equipment, Instruments & Components	0.3
Independent Power & Renewable Electricity Producers	0.3
Health Care Technology	0.3
Non-Captive Finance	0.3
Residential Mortgage-Backed Securities	0.3
Capital Goods	0.3
Healthcare Insurance	0.3
Paper	0.2
Foods	0.2
Cable	0.2
Lodging	0.2
Collateralized Mortgage Obligations	0.2
Metals	0.2
Technology	0.2
Energy - Other	0.2
Diversified Consumer Services	0.2
Media & Entertainment	0.2
Automotive	0.2
Commercial Services & Supplies	0.2
Building Products	0.1
Pipelines & Other	0.1%
Railroads	0.1
Building Materials & Construction	0.1
Energy - Integrated	0.1
Exchange Traded Fund	0.1
Retailers	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Wireless Telecommunication Services	0.1
Household Durables	0.1
Packaging	0.1
Trading Companies & Distributors	0.1
Consumer	0.1
Brokerage	0.1
Life Sciences Tools & Services	0.1
Construction & Engineering	0.1
Options Purchased	— *
Options Written	— *

109.7
Liabilities in excess of other assets	(9.7)

100.0%

*	Less than 0.05%

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	83

Portfolio of Investments

as of September 30, 2014 continued

Fair values of derivative instruments as of September 30, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due to/from broker—variation margin swaps	$9,701	*	—	$—
Equity contracts	Due to/from broker—variation margin futures	4,084	*	Due to/from broker—variation margin futures	29,740	*
Equity contracts	Unaffiliated Investments	1,013		—	—
Interest rate contracts	Due to/from broker variation margin futures	47,017	*	Due to/from broker variation margin futures	12,611	*
Interest rate contracts	Due to/from broker—variation margin swaps	24,406	*	Due to/from broker—variation margin swaps	51,085	*
Interest rate contracts	Unaffiliated Investments	91,302		Options written outstanding, at value	24,160
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	6,417		Unrealized depreciation on over-the-counter swap agreements	25,611

Total		$183,940			$143,207

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange traded swap contracts cleared through an exchange. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants(1)	Rights(1)	Options Purchased(1)	Futures	Options Written	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$(26,060)	$(26,060)
Equity contracts	245	2,143	—	666,671	—	—	669,059
Interest rate contracts	—	—	(94,833)	95,178	21,716	(132,035)	(109,974)

Total	$245	$2,143	$(94,833)	$761,849	$21,716	$(158,095)	$533,025

See Notes to Financial Statements.

84

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Futures	Options Written	Swaps	Total
Credit contracts	$—	$—	$—	$—	$25,004	$25,004
Equity contracts	(7,760)	—	(12,904)	—	—	(20,664)
Interest rate contracts	—	(43,224)	(130,725)	22,665	18,789	(132,495)

Total	$(7,760)	$(43,224)	$(143,629)	$22,665	$43,793	$(128,155)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended September 30, 2014, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Futures—Long Positions(2)	Futures—Short Positions(2)	Options Written(3)	Interest Rate Swaps(3)	Credit Default Swaps—as Buyer(3)
$63,624	$23,764,932	$5,311,276	$8,160,000	$14,035,740	$662,000

(1)	Cost.
(2)	Value at Trade Date.
(3)	Notional Amount.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Barclays Capital Group	$26,940	$(7,381)	$—	$19,559
Citigroup Global Markets	26,940	(7,381)	—	19,559
Credit Suisse First Boston Corp.	6,417	—	—	6,417
Deutsche Bank AG	—	—	—	—

	$60,297

See Notes to Financial Statements.

Prudential Asset Allocation Fund	85

Portfolio of Investments

as of September 30, 2014 continued

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Barclays Capital Group	$(7,381)	$7,381	$—	$—
Citigroup Global Markets	(7,381)	7,381	—	—
Credit Suisse First Boston Corp.	—	—	—	—
Deutsche Bank AG	(25,611)	—	—	(25,611)

	$40,373

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Series. Such amounts are applied up to 100% of the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

86

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2014

Prudential Asset Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2014

Assets
Investments at value, including securities on loan of $14,811,812:
Unaffiliated Investments (cost $355,858,983)	$425,022,676
Affiliated Investments (cost $55,937,513)	55,202,025
Foreign currency, at value (cost $615,473)	599,513
Receivable for investments sold	16,970,078
Dividends and interest receivable	1,436,869
Receivable for Series shares sold	351,701
Tax reclaim receivable	32,660
Unrealized appreciation on over-the-counter swap agreements	6,417
Prepaid expenses	4,739

Total assets	499,626,678

Liabilities
Payable for investments purchased	45,841,441
Payable to broker for collateral for securities on loan	15,217,309
Management fee payable	227,584
Accrued expenses	224,246
Payable for Series shares reacquired	135,084
Distribution fee payable	105,169
Affiliated transfer agent fee payable	66,543
Due to broker—variation margin swaps	51,320
Unrealized depreciation on over-the-counter swap agreements	25,611
Options written outstanding, at value (premiums received $46,825)	24,160
Due to broker—variation margin futures	13,799
Payable to custodian	273

Total liabilities	61,932,539

Net Assets	$437,694,139

Net assets were comprised of:
Common stock, at par	$26,566
Paid-in capital in excess of par	337,473,261

337,499,827
Undistributed net investment income	3,757,019
Accumulated net realized gain on investment and foreign currency transactions	28,033,476
Net unrealized appreciation on investments and foreign currencies	68,403,817

Net assets, September 30, 2014	$437,694,139

See Notes to Financial Statements.

88

Class A
Net asset value and redemption price per share ($303,153,461 ÷ 18,429,471 shares of common stock issued and outstanding)	$16.45
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price to public	$17.41

Class B
Net asset value, offering price and redemption price per share ($14,898,746 ÷ 905,449 shares of common stock issued and outstanding)	$16.45

Class C
Net asset value, offering price and redemption price per share ($20,838,163 ÷ 1,266,656 shares of common stock issued and outstanding)	$16.45

Class R
Net asset value, offering price and redemption price per share ($482,376 ÷ 29,351 shares of common stock issued and outstanding)	$16.43

Class Z
Net asset value, offering price and redemption price per share ($98,321,393 ÷ 5,935,046 shares of common stock issued and outstanding)	$16.57

See Notes to Financial Statements.

Prudential Asset Allocation Fund	89

Statement of Operations

Year Ended September 30, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $56,344)	$5,771,622
Interest income	4,343,288
Affiliated dividend income	288,314
Affiliated income from securities loaned, net	19,296

Total income	10,422,520

Expenses
Management fee	2,721,089
Distribution fee—Class A	886,657
Distribution fee—Class B	148,065
Distribution fee—Class C	178,993
Distribution fee—Class R	2,959
Distribution fee—Class X	486
Transfer agent’s fees and expenses (including affiliated expense of $304,000)	594,000
Custodian’s fees and expenses	261,000
Registration fees	87,000
Shareholders’ reports	61,000
Audit fee	38,000
Directors’ fees	23,000
Legal fees and expenses	19,000
Insurance expenses	6,000
Miscellaneous	127,883

Total expenses	5,155,132
Less: Management fee waiver and/or expense reimbursement	(83,726)
Distribution fee waiver—Class R	(986)

Net expenses	5,070,420

Net investment income	5,352,100

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	38,939,397
Futures transactions	761,849
Options written transactions	21,716
Swap agreements transactions	(158,095)
Foreign currency transactions	17,009

39,581,876

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $152,655)	7,093,531
Futures	(143,629)
Options written	22,665
Swap agreements	43,793
Foreign currencies	(57,315)

6,959,045

Net gain on investment and foreign currency transactions	46,540,921

Net Increase In Net Assets Resulting From Operations	$51,893,021

See Notes to Financial Statements.

90

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$5,352,100	$5,543,636
Net realized gain on investment and foreign currency transactions	39,581,876	22,041,563
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,959,045	14,095,973

Net increase in net assets resulting from operations	51,893,021	41,681,172

Dividends from net investment income (Note 1)
Class A	(3,859,086)	(4,331,612)
Class B	(98,460)	(98,819)
Class C	(114,650)	(103,320)
Class R	(3,719)	(3,392)
Class X	(714)	(4,039)
Class Z	(1,347,895)	(862,069)

	(5,424,524)	(5,403,251)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	49,415,501	72,173,663
Net asset value of shares issued in reinvestment of dividends	5,296,719	5,271,604
Cost of shares reacquired	(59,708,245)	(49,948,113)

Net increase (decrease) in net assets from Series share transactions	(4,996,025)	27,497,154

Total increase	41,472,472	63,775,075

Net Assets:
Beginning of year	396,221,667	332,446,592

End of year(a)	$437,694,139	$396,221,667

(a) Includes undistributed net investment income of:	$3,757,019	$3,753,448

See Notes to Financial Statements.

Prudential Asset Allocation Fund	91

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Asset Allocation Fund (the “Series”), Prudential Jennison Growth Fund and Prudential Jennison Equity Opportunity Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Asset Allocation Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to seek income and long-term growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

92

Common and preferred stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Asset Allocation Fund	93

Notes to Financial Statements

continued

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

94

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

REITs: The Series invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Prudential Asset Allocation Fund	95

Notes to Financial Statements

continued

Options: The Series purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. The Series also used purchased options to gain exposure to certain securities or foreign currencies. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options are included in net realized gains or losses on investment transactions. Gains or losses on written options are presented separately as net realized gains or losses on options written. The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Series, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Series writes an option on a swap contract, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are

96

treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options, and guarantees the futures and options contracts against default.

Swap Agreements: The Series entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Series are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap

Prudential Asset Allocation Fund	97

Notes to Financial Statements

continued

agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Series is subject to credit risk in the normal course of pursuing its investment objectives. The Series entered into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Series’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on credit event.

As a seller of protection on credit default swap agreements, the Series will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Series would effectively increase investment risk to its portfolio because, in addition to its total net

98

assets, the Series may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Series as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Series for the same referenced entity or index. As a buyer of protection, the Series generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Prudential Asset Allocation Fund	99

Notes to Financial Statements

continued

The Series is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized; give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

100

As of September 30, 2014, the Series has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Series held rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such rights are held as long positions by the Series until exercised, sold or expired. Rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2014, which are included in Receivable for investments sold and Payable for investments purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent

Prudential Asset Allocation Fund	101

Notes to Financial Statements

continued

fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, which may differ from actual.

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Note 2. Agreements

The Series has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”) and Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that PIM and QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM and QMA are obligated to keep certain books and records of the Series. PI pays for the services of PIM and QMA, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..65% of the Series’ daily average net assets up to $1 billion and .60% of the average net assets of the Series in excess of $1 billion. The effective management fee rate was .65% for the year ended September 30, 2014.

PI has contractually agreed to waive up to .02% of its management fee to the extent that the Series’ annual operating expenses exceed .86% (exclusive of taxes, interest, brokerage commissions, distribution fees and non-routine expenses) of the Series’ average net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. In addition, the Series has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of Class X shares of the Series. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Class Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C, R and X Plans, the Series compensates PIMS and PAD, as applicable, for distribution-related activities at an annual rate of up to .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. For the year ended September 30, 2014, PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares.

Prudential Asset Allocation Fund	103

Notes to Financial Statements

continued

PIMS has advised the Series that it received $228,551 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2014. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2014, it received $60, $28,470 and $2,039 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM, PIMS, QMA and PAD are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM is the Series’ security lending agent. For the year ended September 30, 2014, PIM has been compensated $5,764 for these services. The Series invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments and U.S. Government Securities, for the year ended September 30, 2014 were $748,350,049 and $756,083,841, respectively. The amount of dollar rolls outstanding at September 30, 2014 was $25,806,624 (principal $24,750,000), which was 5.9% of total net assets.

104

Transactions in options written during the year ended September 30, 2014, were as follows:

	Notional Amount (000)	Premiums Received
Options outstanding at September 30, 2013	—	$—
Options written	55,680	89,424
Options terminated in closing purchase transactions	(10,380)	(33,225)
Options expired	(4,500)	(9,374)

Options outstanding at September 30, 2014	40,800	$46,825

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2014, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $75,995 primarily due to reclassification of net foreign currency gain, paydown gain/(loss), swap income, investments in passive foreign investment companies and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended September 30, 2014 and September 30, 2013, the tax character of dividends paid by the Fund were $5,424,524 and $5,403,251 of ordinary income, respectively.

As of September 30, 2014, the accumulated undistributed earnings on a tax basis were $12,372,065 of ordinary income and $22,421,330 of long-term capital gains. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

Prudential Asset Allocation Fund	105

Notes to Financial Statements

continued

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$414,782,072	$75,942,963	$(10,500,334)	$65,442,629	$(41,712)	$65,400,917

The difference between book and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, trust preferred securities and other cost basis differences between financial reporting and tax accounting. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps and mark-to-market of receivables and payables.

The Series utilized approximately $7,963,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2014.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares

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outstanding and Class X shares are no longer being offered for sale. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

The Company is authorized to issue 6.25 billion shares of common stock at $.001 par value per share. There are 1 billion shares authorized for the Series, designated Class A, Class B, Class C, Class M, Class R, Class X and Class Z, each of which consists of 325 million, 125 million, 125 million, 125 million, 75 million, 150 million, and 75 million authorized shares, respectively. As of September 30, 2014, PI owned 259 Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2014:
Shares sold	1,111,378	$17,725,315
Shares issued in reinvestment of dividends and distributions	248,844	3,750,081
Shares reacquired	(2,168,870)	(34,151,479)

Net increase (decrease) in shares outstanding before conversion	(808,648)	(12,676,083)
Shares issued upon conversion from Class B and Class X	135,266	2,142,494
Shares reacquired upon conversion into Class Z	(43,275)	(693,473)

Net increase (decrease) in shares outstanding	(716,657)	$(11,227,062)

Year ended September 30, 2013:
Shares sold	1,003,342	$14,258,387
Shares issued in reinvestment of dividends and distributions	318,539	4,211,092
Shares reacquired	(2,448,272)	(34,132,398)

Net increase (decrease) in shares outstanding before conversion	(1,126,391)	(15,662,919)
Shares issued upon conversion from Class B and Class X	148,435	2,088,050
Shares reacquired upon conversion into Class Z	(6,995)	(97,075)

Net increase (decrease) in shares outstanding	(984,951)	$(13,671,944)

Prudential Asset Allocation Fund	107

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2014:
Shares sold	223,981	$3,520,156
Shares issued in reinvestment of dividends and distributions	6,368	96,540
Shares reacquired	(101,743)	(1,618,479)

Net increase (decrease) in shares outstanding before conversion	128,606	1,998,217
Shares reacquired upon conversion into Class A	(121,959)	(1,944,685)

Net increase (decrease) in shares outstanding	6,647	$53,532

Year ended September 30, 2013:
Shares sold	358,785	$5,064,487
Shares issued in reinvestment of dividends and distributions	7,270	96,687
Shares reacquired	(95,924)	(1,340,747)

Net increase (decrease) in shares outstanding before conversion	270,131	3,820,427
Shares reacquired upon conversion into Class A	(129,448)	(1,825,645)

Net increase (decrease) in shares outstanding	140,683	$1,994,782

Class C
Year ended September 30, 2014:
Shares sold	441,757	$7,103,877
Shares issued in reinvestment of dividends and distributions	7,167	108,577
Shares reacquired	(255,675)	(4,065,176)

Net increase (decrease) in shares outstanding before conversion	193,249	3,147,278
Shares reacquired upon conversion into Class Z	(9,417)	(144,796)

Net increase (decrease) in shares outstanding	183,832	$3,002,482

Year ended September 30, 2013:
Shares sold	429,926	$6,039,292
Shares issued in reinvestment of dividends and distributions	7,461	99,159
Shares reacquired	(148,851)	(2,063,172)

Net increase (decrease) in shares outstanding before conversion	288,536	4,075,279
Shares reacquired upon conversion into Class Z	(2,212)	(32,796)

Net increase (decrease) in shares outstanding	286,324	$4,042,483

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Class R	Shares	Amount
Year ended September 30, 2014:
Shares sold	9,183	$145,668
Shares issued in reinvestment of dividends and distributions	89	1,334
Shares reacquired	(703)	(11,207)

Net increase (decrease) in shares outstanding	8,569	$135,795

Year ended September 30, 2013:
Shares sold	5,758	$78,774
Shares issued in reinvestment of dividends and distributions	47	628
Shares reacquired	(1,623)	(22,527)

Net increase (decrease) in shares outstanding	4,182	$56,875

Class X
Period ended April 11, 2014*:
Shares issued in reinvestment of dividends and distributions	45	$676
Shares reacquired	(861)	(12,932)

Net increase (decrease) in shares outstanding before conversion	(816)	(12,256)
Shares reacquired upon conversion into Class A	(12,886)	(197,809)

Net increase (decrease) in shares outstanding	(13,702)	$(210,065)

Year ended September 30, 2013:
Shares sold	235	$3,293
Shares issued in reinvestment of dividends and distributions	300	3,991
Shares reacquired	(3,472)	(47,733)

Net increase (decrease) in shares outstanding before conversion	(2,937)	(40,449)
Shares reacquired upon conversion into Class A	(18,666)	(262,405)

Net increase (decrease) in shares outstanding	(21,603)	$(302,854)

Class Z
Year ended September 30, 2014:
Shares sold	1,310,501	$20,920,485
Shares issued in reinvestment of dividends and distributions	88,475	1,339,511
Shares reacquired	(1,262,838)	(19,848,972)

Net increase (decrease) in shares outstanding before conversion	136,138	2,411,024
Shares issued upon conversion from Class A and Class C	52,358	838,269

Net increase (decrease) in shares outstanding	188,496	$3,249,293

Year ended September 30, 2013:
Shares sold	3,437,828	$46,729,430
Shares issued in reinvestment of dividends and distributions	64,762	860,047
Shares reacquired	(874,227)	(12,341,536)

Net increase (decrease) in shares outstanding before conversion	2,628,363	35,247,941
Shares issued upon conversion from Class A and Class C	9,920	129,871

Net increase (decrease) in shares outstanding	2,638,283	$35,377,812

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prudential Asset Allocation Fund	109

Notes to Financial Statements

continued

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through October 8, 2014. The Funds pay an annualized commitment fee of .08% on the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 9, 2014 and will continue to provide a commitment of $900 million through October 8, 2015. Effective October 9, 2014, the Series pay an annualized commitment fee of .075% of the unused portion of the SCA.

The Series did not utilize the SCA during the year ended September 30, 2014.

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Financial Highlights

Class A Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.70	$13.37	$11.32	$11.31	$10.52
Income (loss) from investment operations:
Net investment income	.20	.21	.19	.17	.17
Net realized and unrealized gain on investment transactions	1.76	1.34	2.06	.05	.83
Total from investment operations	1.96	1.55	2.25	.22	1.00
Less Dividends:
Dividends from net investment income	(.21)	(.22)	(.20)	(.21)	(.21)
Capital Contributions(f):	-	-	-	-	-	(e)
Net asset value, end of year	$16.45	$14.70	$13.37	$11.32	$11.31
Total Return(b):	13.43%	11.78%	20.04%	1.91%	9.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$303,153	$281,499	$269,131	$243,314	$265,496
Average net assets (000)	$295,552	$273,250	$257,847	$271,396	$272,202
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.22%	1.22%	1.29%	1.32%	1.28%
Expenses before waivers and/or expense reimbursement	1.24%	1.24%	1.31%	1.34%	1.30%
Net investment income	1.27%	1.50%	1.55%	1.45%	1.60%
Portfolio turnover rate(d)	215%	234%	204%	230%	185%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	111

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.71	$13.38	$11.33	$11.32	$10.53
Income (loss) from investment operations:
Net investment income	.09	.11	.11	.09	.10
Net realized and unrealized gain on investment transactions	1.75	1.35	2.05	.05	.83
Total from investment operations	1.84	1.46	2.16	.14	.93
Less Dividends:
Dividends from net investment income	(.10)	(.13)	(.11)	(.13)	(.14)
Capital Contributions(f):	-	-	-	-	-	(e)
Net asset value, end of year	$16.45	$14.71	$13.38	$11.33	$11.32
Total Return(b):	12.60%	11.01%	19.18%	1.23%	8.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,899	$13,222	$10,142	$10,672	$13,952
Average net assets (000)	$14,806	$11,466	$10,739	$13,268	$15,682
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	1.92%	2.00%	2.02%	1.98%
Expenses before waivers and/or expense reimbursement	1.94%	1.94%	2.02%	2.04%	2.00%
Net investment income	.57%	.80%	.85%	.75%	.91%
Portfolio turnover rate(d)	215%	234%	204%	230%	185%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

112

Class C Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.71	$13.37	$11.32	$11.32	$10.53
Income (loss) from investment operations:
Net investment income	.09	.11	.11	.09	.10
Net realized and unrealized gain on investment transactions	1.75	1.36	2.05	.04	.83
Total from investment operations	1.84	1.47	2.16	.13	.93
Less Dividends:
Dividends from net investment income	(.10)	(.13)	(.11)	(.13)	(.14)
Capital Contributions(f):	-	-	-	-	-	(e)
Net asset value, end of year	$16.45	$14.71	$13.37	$11.32	$11.32
Total Return(b):	12.60%	11.10%	19.20%	1.15%	8.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,838	$15,926	$10,653	$9,987	$11,111
Average net assets (000)	$17,899	$12,912	$10,547	$11,105	$11,986
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	1.92%	1.99%	2.02%	1.98%
Expenses before waivers and/or expense reimbursement	1.94%	1.94%	2.01%	2.04%	2.00%
Net investment income	.58%	.79%	.85%	.75%	.90%
Portfolio turnover rate(d)	215%	234%	204%	230%	185%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	113

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.69	$13.36	$11.31	$11.31	$10.52
Income (loss) from investment operations:
Net investment income	.17	.18	.12	.15	.14
Net realized and unrealized gain on investment transactions	1.75	1.35	2.10	.04	.84
Total from investment operations	1.92	1.53	2.22	.19	.98
Less Dividends:
Dividends from net investment income	(.18)	(.20)	(.17)	(.19)	(.19)
Capital Contributions(f):	-	-	-	-	-	(e)
Net asset value, end of year	$16.43	$14.69	$13.36	$11.31	$11.31
Total Return(b):	13.16%	11.58%	19.82%	1.63%	9.42%

Ratios/Supplemental Data:
Net assets, end of year (000)	$482	$305	$222	$11	$10
Average net assets (000)	$395	$273	$27	$11	$49
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.42%	1.42%	1.51%	1.52%	1.48%
Expenses before waivers and/or expense reimbursement	1.69%	1.69%	1.78%	1.79%	1.75%
Net investment income	1.08%	1.30%	1.37%	1.25%	1.43%
Portfolio turnover rate(d)	215%	234%	204%	230%	185%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

114

Class X Shares
	Period Ended April 11,		Year Ended September 30,
	2014(i)		2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$14.70		$13.37	$11.32	$11.32	$10.53
Income (loss) from investment operations:
Net investment income	.04		.11	.11	.09	.10
Net realized and unrealized gain on investment transactions	.97		1.35	2.05	.04	.83
Total from investment operations	1.01		1.46	2.16	.13	.93
Less Dividends:
Dividends from net investment income	(.10)		(.13)	(.11)	(.13)	(.14)
Capital Contributions(f):	-		-	-	-	-	(e)
Net asset value, end of period	$15.61		$14.70	$13.37	$11.32	$11.32
Total Return(b):	6.92%		11.02%	19.20%	1.15%	8.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11		$201	$472	$818	$1,575
Average net assets (000)	$91		$338	$688	$1,287	$1,929
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	(g)	1.92%	2.00%	2.02%	1.98%
Expenses before waivers and/or expense reimbursement	1.94%	(g)	1.94%	2.02%	2.04%	2.00%
Net investment income	.49%	(g)	.83%	.84%	.74%	.91%
Portfolio turnover rate(d)	215%	(h)	234%	204%	230%	185%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

(g) Annualized.

(h) Calculated as of September 30, 2014.

(i) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	115

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.80	$13.46	$11.39	$11.38	$10.58
Income (loss) from investment operations:
Net investment income	.25	.25	.24	.20	.21
Net realized and unrealized gain on investment transactions	1.77	1.35	2.06	.06	.83
Total from investment operations	2.02	1.60	2.30	.26	1.04
Less Dividends:
Dividends from net investment income	(.25)	(.26)	(.23)	(.25)	(.24)
Capital Contributions(f):	-	-	-	-	-	(e)
Net asset value, end of year	$16.57	$14.80	$13.46	$11.39	$11.38
Total Return(b):	13.80%	12.10%	20.46%	2.19%	9.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$98,321	$85,068	$41,826	$33,026	$111,036
Average net assets (000)	$89,928	$70,535	$38,043	$47,885	$107,157
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.92%	.92%	.99%	1.02%	.98%
Expenses before waivers and/or expense reimbursement	.94%	.94%	1.01%	1.04%	1.00%
Net investment income	1.57%	1.76%	1.85%	1.72%	1.90%
Portfolio turnover rate(d)	215%	234%	204%	230%	185%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

116

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Asset Allocation Fund, a series of The Prudential Investment Portfolios, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 17, 2014

Prudential Asset Allocation Fund	117

Federal Income Tax Information

(Unaudited)

For the year ended September 30, 2014, the Series reports the maximum amount allowable, but not less than the following percentages of their ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IRD
Prudential Asset Allocation Fund	74.93%	67.69%	32.89%

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after September 30, 2014. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2015 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2014.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.84% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

118

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 70	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 71	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 71	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Asset Allocation Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 71	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 70	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 70	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 71	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 70	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen: 70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 71	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 65	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 71	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Asset Allocation Fund

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Asset Allocation Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Asset Allocation Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, QMA and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection

[1]	Prudential Asset Allocation Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Asset Allocation Fund

Approval of Advisory Agreements (continued)

with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA and PIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, QMA and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA and PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, QMA and PIM, and also considered the qualifications, backgrounds and responsibilities of the QMA and PIM portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s and PIM’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA and PIM. The Board also noted that it

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received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA and PIM. The Board noted that both QMA and PIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA and PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board also separately considered information regarding the profitability of the subadvisers, affiliates of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced.

Prudential Asset Allocation Fund

Approval of Advisory Agreements (continued)

These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, QMA and PIM

The Board considered potential ancillary benefits that might be received by PI, QMA and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PIM included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, QMA and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first

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quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PI agreed to continue the existing arrangement whereby PI waives up to 0.020% of its management fee to the extent that the Fund’s annual operating expenses exceed 0.86% (exclusive of 12b-1 fees and certain other fees) through January 31, 2015.

•	The Board also noted that with the fee waiver, the Fund’s net total expense ratio was four basis points from its Peer Group median.
•	The Board concluded that, in light of the Fund’s competitive performance against its benchmark index, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Asset Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ASSET ALLOCATION FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PIBAX	PBFBX	PABCX	PALRX	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E636	74437E859

MF185E    0269811-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

ANNUAL REPORT • SEPTEMBER 30, 2014

Fund Type

Multi-Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 14, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Opportunity Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Equity Opportunity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Equity Opportunity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	14.00%	96.92%	127.48%	—
Class B	13.30	90.31	112.08	—
Class C	13.30	90.31	112.08	—
Class R	13.81	94.97	N/A	106.65% (12/17/04)
Class Z	14.38	99.92	134.34	—
S&P 500 Index	19.70	107.21	117.93	—
Lipper Customized Blend Funds Average*	15.32	94.25	111.07	—
Lipper Multi-Cap Core Funds Average	15.34	93.85	113.16	—

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	7.73%	13.23%	7.95%	—
Class B	8.30	13.61	7.81	—
Class C	12.30	13.73	7.81	—
Class R	13.81	14.29	N/A	7.70% (12/17/04)
Class Z	14.38	14.86	8.89	—
S&P 500 Index	19.70	15.69	8.10	—
Lipper Customized Blend Funds Average*	15.32	14.11	7.64	—
Lipper Multi-Cap Core Funds Average	15.34	14.06	7.75	—

*The Lipper Customized Blend Funds Average was utilized because the Fund’s Manager believes that a blend of the Lipper Multi-Cap Core and Lipper Multi-Cap Value averages provides a more appropriate basis for Fund performance comparisons, although Lipper only classifies the Fund in the Lipper Multi-Cap Core Funds category.

Average Annual Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	14.00%	14.51%	8.57%	—
Class B	13.30	13.73	7.81	—
Class C	13.30	13.73	7.81	—
Class R	13.81	14.29	N/A	7.70% (12/17/04)
Class Z	14.38	14.86	8.89	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2004) and the account values at the end of the current fiscal year (September 30, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison Equity Opportunity Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 99.52% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 7.34% for Class R.

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average (Lipper Average) is a 50/50 blend of the Lipper Multi-Cap Value Funds and Lipper Multi-Cap Core Funds Averages. Lipper Average Closest Month-End to Inception cumulative total returns is 90.47% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 6.72% for Class R.

Lipper Multi-Cap Core Funds Average

The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core Funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Core Funds have more latitude in the companies in which they

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invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total return is 92.57% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 6.84% for Class R.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/14

Carnival Corp., Hotels, Restaurants & Leisure	2.1%
Merck & Co., Inc., Pharmaceuticals	1.9
Goldman Sachs Group, Inc. (The), Capital Markets	1.9
Apple, Inc., Technology Hardware, Storage & Peripherals	1.9
MetLife, Inc., Insurance	1.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Long-Term Industries expressed as a percentage of net assets as of 9/30/14

Hotels, Restaurants & Leisure	8.6%
Banks	8.2
Software	7.3
Oil, Gas & Consumable Fuels	6.9
Media	6.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Equity Opportunity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Opportunity Fund’s Class A shares rose 14.00% in the 12 months ended September 30, 2014. The Fund underperformed the 19.70% advance of the S&P 500 Index. It also trailed the 15.34% gain of the Lipper Multi-Cap Funds Average.

All of the Fund’s 10 sectors advanced in the period, with the largest gains in financials, materials, and healthcare. Relative to the broader market, stock selection added to return in financials but detracted in information technology.

What was the market environment?

The market’s advance in the period reflected sustained improvement in the US economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve began tapering its quantitative-easing program, signaling confidence in the health of US economic activity and labor market conditions. US Gross Domestic Product (GDP) contracted in early 2014, largely because of severe winter weather, before quickly rebounding. Anemic economic activity in Europe faced new challenges stemming from Ukraine-Russia tensions. China’s expansion moderated as the country sought a better balance between internal and external growth.

Which holdings made the largest positive contributions to the Fund’s return?

Information technology bellwethers Microsoft and Apple made strong advances in the 12-month reporting period. Please see “Comments on largest holdings” below for a discussion of Apple.

•

Shares of Microsoft benefited from stabilization in its PC business, with new products and price ranges, as well as anticipation of success in the cloud and enterprise software market. In Jennison’s view, the realization of significant cost efficiencies can also provide a future catalyst.

From the healthcare sector, Allergan and Vertex Pharmaceuticals were other notable contributors.

•	Specialty pharmaceutical company Allergan advanced on a takeover bid. Jennison eliminated the position on strength due to limited additional upside potential.

•

Phase 3 clinical trials have shown that a combination of two Vertex Pharmaceuticals drugs, one already approved, effectively treats cystic fibrosis, potentially clearing the way for approval of a new treatment option for nearly half the patients with the genetic disease.

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Which holdings detracted most from the Fund’s return?

Technology stocks Liquidity Services and Teradata detracted from Fund performance.

•

Liquidity Services operates online auction marketplaces for sellers and buyers of surplus, salvage, and scrap assets. Shares fell due to an earnings shortfall and reduction in guidance. The position was eliminated as Jennison was concerned about the lack of visibility into future cash flows.

•

Teradata (TDC), a provider of enterprise data warehousing systems, also had weak performance due to disappointing earnings and guidance. Jennison saw too many uncertainties around Teradata’s growth prospects and so it exited the position.

Cobalt International and Amarin were detractors in the energy and healthcare sectors, respectively.

•

Cobalt declined most recently on news of a Department of Justice investigation into the company’s dealings with the government of Angola during the original lease block sales. Cobalt has found numerous prospective oil fields of commercial quality, but Jennison has limited the overall position size to manage the risk inherent in a highly explorative company.

•

Amarin’s shares fell after the US Food and Drug Administration (FDA) announced it would not approve a label expansion of the company’s triglyceride-lowering drug, Vascepa. The decision was a surprise because it represented a policy shift in the agency. The position was sold during the period.

Were there significant changes to the portfolio?

The Fund’s weight in information technology increased the most, while weights in consumer discretionary and healthcare decreased. Relative to the broader market at period end, the Fund was overweight in consumer discretionary and underweight in healthcare.

Positions initiated during the period included Zions Bancorporation, Bristol-Myers Squibb, ADT, Diamond Foods, and Bank of America. Positions eliminated included Toyota Motor Corp., United Technologies, Wal-Mart, Express Scripts, and Xilinx.

Prudential Jennison Equity Opportunity Fund	7

Comments on Largest Holdings

2.1%	Carnival Corp., Hotels, Restaurants & Leisure

Jennison believes that capacity growth in Europe and North America is very favorable for Carnival and that industry capacity should become more in line with demand. Carnival also has potential to drive earnings growth through more coordinated procurement spending as management upgrades IT systems to better measure expenses across all of its sub-brands.

1.9%	Merck & Co., Pharmaceuticals

Merck develops and markets prescription medicines, vaccines, biologic therapies, animal health, and consumer care products. Jennison likes the company’s focus on clinical development of immuno-oncology and believes that its products pipeline and increasingly focused business model are drivers of future growth.

1.9%	Goldman Sachs Group, Inc. (The), Capital Markets

Jennison views Goldman as best in class and thinks that its strong capital base and leading global positions in investment banking, capital markets, trading, private equity, and asset management provide attractive exposure to long-term global economic expansion.

1.9%	Apple, Inc., Technology Hardware, Storage & Peripherals

Apple designs, makes, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking applications, as well. Its revenue and earnings have increased on expanding global acceptance of its platform. Jennison expects that product updates, especially iPhone 6, will sustain attractive revenue growth in the medium term.

1.8%	Metlife, Inc., Insurance

Jennison believes that Metlife is one of the top life insurance franchises in the world and has made significant progress in reducing risk exposures in its balance sheet. Jennison continues to have favorable views on its risk management capabilities, business mix, and growth opportunities in emerging markets.

8	Visit our website at www.prudentialfunds.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2014, at the beginning of the period, and held through the six-month period ended September 30, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Jennison Equity Opportunity Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,008.50	1.07%	$5.39
	Hypothetical	$1,000.00	$1,019.70	1.07%	$5.42

Class B	Actual	$1,000.00	$1,005.30	1.77%	$8.90
	Hypothetical	$1,000.00	$1,016.19	1.77%	$8.95

Class C	Actual	$1,000.00	$1,004.80	1.77%	$8.90
	Hypothetical	$1,000.00	$1,016.19	1.77%	$8.95

Class R	Actual	$1,000.00	$1,007.70	1.27%	$6.39
	Hypothetical	$1,000.00	$1,018.70	1.27%	$6.43

Class Z	Actual	$1,000.00	$1,010.00	0.77%	$3.88
	Hypothetical	$1,000.00	$1,021.21	0.77%	$3.90

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2014, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.prudentialfunds.com

The Fund’s annual expense ratios for the year ended September 30, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.07%	1.07%
B	1.77	1.77
C	1.77	1.77
R	1.52	1.27
Z	0.77	0.77

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Equity Opportunity Fund	11

Portfolio of Investments

as of September 30, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 95.6%

COMMON STOCKS

Aerospace & Defense 1.2%
Boeing Co. (The)	53,276	$6,786,297

Air Freight & Logistics 2.5%
Cia De Distribucion Integral (United Kingdom)*	102,860	1,870,820
Cia de Distribucion Integral, 144A (United Kingdom)*(a)	236,752	4,306,050
FedEx Corp.	50,666	8,180,026

		14,356,896

Airlines 0.7%
Delta Air Lines, Inc.	104,659	3,783,423

Auto Components 1.0%
Lear Corp.	67,147	5,802,172

Banks 8.2%
Bank of America Corp.	501,388	8,548,665
JPMorgan Chase & Co.	160,556	9,671,893
PNC Financial Services Group, Inc. (The)	102,112	8,738,745
Wells Fargo & Co.	189,195	9,813,545
Zions Bancorporation(b)	340,163	9,885,137

		46,657,985

Capital Markets 1.9%
Goldman Sachs Group, Inc. (The)	59,330	10,891,208

Chemicals 2.5%
Monsanto Co.	65,299	7,346,791
Potash Corp. of Saskatchewan, Inc. (Canada)	198,191	6,849,481

		14,196,272

Commercial Services & Supplies 2.5%
ADT Corp. (The)(b)	260,286	9,229,741
Brink’s Co. (The)	202,142	4,859,494

		14,089,235

Communications Equipment 4.7%
Brocade Communications Systems, Inc.	806,273	8,764,188
JDS Uniphase Corp.*(b)	424,171	5,429,389

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	13

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Communications Equipment (cont’d.)
Juniper Networks, Inc.	326,254	$7,226,526
Polycom, Inc.*	439,643	5,401,014

		26,821,117

Diversified Financial Services 1.2%
Voya Financial, Inc.	179,359	7,012,937

Diversified Telecommunication Services 1.4%
Vivendi SA (France)	324,595	7,838,295

Electric Utilities 1.2%
PPL Corp.	210,013	6,896,827

Electronic Equipment, Instruments & Components 1.1%
Benchmark Electronics, Inc.*	289,216	6,423,487

Energy Equipment & Services 3.7%
Cameron International Corp.*	82,107	5,450,263
Schlumberger Ltd.	84,518	8,594,635
Superior Energy Services, Inc.	210,070	6,905,001

		20,949,899

Food & Staples Retailing 1.4%
CVS Health Corp.	101,202	8,054,667

Food Products 3.0%
Diamond Foods, Inc.*	301,324	8,620,879
Mondelez International, Inc. (Class A Stock)	249,535	8,550,317

		17,171,196

Health Care Equipment & Supplies 1.2%
Hologic, Inc.*(b)	273,680	6,658,634

Health Care Providers & Services 0.8%
Universal Health Services, Inc. (Class B Stock)	42,153	4,404,989

Health Care Technology 0.7%
Allscripts Healthcare Solutions, Inc.*(b)	311,593	4,180,020

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 8.6%
Accor SA (France)	84,460	$3,740,601
Carnival Corp.	301,918	12,128,046
Hyatt Hotels Corp. (Class A Stock)*	123,244	7,458,727
International Game Technology	417,941	7,050,665
Pinnacle Entertainment, Inc.*(b)	371,671	9,325,225
Wendy’s Co. (The)	1,124,217	9,286,033

		48,989,297

Independent Power & Renewable Electricity Producers 0.9%
Calpine Corp.*	230,245	4,996,317

Independent Power Producers & Energy Traders 0.9%
NRG Energy, Inc.	173,846	5,298,826

Industrial Conglomerates 1.0%
Siemens AG (Germany)	45,805	5,450,460

Insurance 3.0%
MetLife, Inc.	193,173	10,377,254
Symetra Financial Corp.	279,247	6,514,832

		16,892,086

Internet Software & Services 2.1%
Alibaba Group Holding Ltd. (China), ADR*(b)	51,365	4,563,780
Google, Inc. (Class A Stock)*	5,197	3,057,967
Google, Inc. (Class C Stock)*	7,289	4,208,377

		11,830,124

Machinery 2.0%
Joy Global, Inc.(b)	85,526	4,664,588
Terex Corp.	208,425	6,621,662

		11,286,250

Media 6.6%
Comcast Corp. (Special Class A Stock)(b)	147,046	7,866,961
Live Nation Entertainment, Inc.*	345,376	8,295,931
Markit Ltd*	162,343	3,790,709
Nine Entertainment Co. Holdings Ltd. (Australia)	1,246,414	2,224,604
Nine Entertainment Co. Holdings Ltd., 144A (Australia)(a)	1,239,630	2,212,495
Thomson Reuters Corp. (Canada)	160,049	5,827,384
Twenty-First Century Fox, Inc. (Class A Stock)	212,082	7,272,292

		37,490,376

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	15

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Metals & Mining 2.1%
Constellium NV (Netherlands) (Class A Stock)*	227,690	$5,603,451
Newmont Mining Corp.	286,705	6,608,550

		12,212,001

Multiline Retail 0.8%
Target Corp.	70,946	4,446,895

Oil, Gas & Consumable Fuels 6.9%
Anadarko Petroleum Corp.	60,302	6,117,035
Cobalt International Energy, Inc.*	284,961	3,875,470
CONSOL Energy, Inc.	207,458	7,854,360
EOG Resources, Inc.	45,580	4,513,331
Laredo Petroleum, Inc.*(b)	229,905	5,152,171
Rice Energy, Inc.*	194,448	5,172,317
Suncor Energy, Inc. (Canada)	184,472	6,668,663

		39,353,347

Pharmaceuticals 5.8%
Bristol-Myers Squibb Co.	185,961	9,517,484
Impax Laboratories, Inc.*	235,899	5,593,165
Merck & Co., Inc.	186,638	11,063,901
Pfizer, Inc.	223,602	6,611,911

		32,786,461

Semiconductors & Semiconductor Equipment 2.3%
Altera Corp.	227,049	8,123,813
Maxim Integrated Products, Inc.	163,052	4,930,693

		13,054,506

Software 7.3%
Activision Blizzard, Inc.	226,623	4,711,492
Cadence Design Systems, Inc.*(b)	401,812	6,915,185
Fortinet, Inc.*	293,967	7,427,076
Guidewire Software, Inc.*(b)	145,116	6,434,443
Microsoft Corp.	162,527	7,534,752
Rovi Corp.*	418,034	8,254,081

		41,277,029

Specialty Retail 0.9%
GameStop Corp. (Class A Stock)(b)	131,410	5,414,092

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	104,925	$10,571,194
Diebold, Inc.	271,806	9,600,188

		20,171,382

TOTAL LONG-TERM INVESTMENTS (cost $429,365,581)		543,925,005

SHORT-TERM INVESTMENT 15.7%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $89,123,181; includes $64,965,196 of cash collateral for securities on loan) (Note3)(c)(d)	89,123,181	89,123,181

TOTAL INVESTMENTS 111.3% (cost $518,488,762; Note 5)		633,048,186
Liabilities in excess of other assets (11.3)%		(64,526,453)

NET ASSETS 100.0%		$568,521,733

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	Indicates a security or securities that have been deemed illiquid.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $62,328,478; cash collateral of $64,965,196 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	17

Portfolio of Investments

as of September 30, 2014 continued

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$6,786,297	$—	$—
Air Freight & Logistics	10,050,846	4,306,050	—
Airlines	3,783,423	—	—
Auto Components	5,802,172	—	—
Banks	46,657,985	—	—
Capital Markets	10,891,208	—	—
Chemicals	14,196,272	—	—
Commercial Services & Supplies	14,089,235	—	—
Communications Equipment	26,821,117	—	—
Diversified Financial Services	7,012,937	—	—
Diversified Telecommunication Services	—	7,838,295	—
Electric Utilities	6,896,827	—	—
Electronic Equipment, Instruments & Components	6,423,487	—	—
Energy Equipment & Services	20,949,899	—	—
Food & Staples Retailing	8,054,667	—	—
Food Products	17,171,196	—	—
Health Care Equipment & Supplies	6,658,634	—	—
Health Care Providers & Services	4,404,989	—	—
Health Care Technology	4,180,020	—	—
Hotels, Restaurants & Leisure	45,248,696	3,740,601	—
Independent Power & Renewable Electricity Producers	4,996,317	—	—
Independent Power Producers & Energy Traders	5,298,826	—	—
Industrial Conglomerates	—	5,450,460	—
Insurance	16,892,086	—	—
Internet Software & Services	11,830,124	—	—

See Notes to Financial Statements.

18

	Level 1	Level 2	Level 3
Common Stocks (continued)
Machinery	$11,286,250	$—	$—
Media	33,053,277	4,437,099	—
Metals & Mining	12,212,001	—	—
Multiline Retail	4,446,895	—	—
Oil, Gas & Consumable Fuels	39,353,347	—	—
Pharmaceuticals	32,786,461	—	—
Semiconductors & Semiconductor Equipment	13,054,506	—	—
Software	41,277,029	—	—
Specialty Retail	5,414,092	—	—
Technology Hardware, Storage & Peripherals	20,171,382	—	—
Affiliated Money Market Mutual Fund	89,123,181	—	—

Total	$607,275,681	$25,772,505	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2014 was as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 11.4% of collateral for securities on loan)	15.7%
Hotels, Restaurants & Leisure	8.6
Banks	8.2
Software	7.3
Oil, Gas & Consumable Fuels	6.9
Media	6.6
Pharmaceuticals	5.8
Communications Equipment	4.7
Energy Equipment & Services	3.7
Technology Hardware, Storage & Peripherals	3.5
Food Products	3.0
Insurance	3.0
Air Freight & Logistics	2.5
Chemicals	2.5
Commercial Services & Supplies	2.5
Semiconductors & Semiconductor Equipment	2.3
Internet Software & Services	2.1
Metals & Mining	2.1
Machinery	2.0
Capital Markets	1.9
Diversified Telecommunication Services	1.4
Food & Staples Retailing	1.4%
Aerospace & Defense	1.2
Diversified Financial Services	1.2
Electric Utilities	1.2
Health Care Equipment & Supplies	1.2
Electronic Equipment, Instruments & Components	1.1
Auto Components	1.0
Industrial Conglomerates	1.0
Independent Power & Renewable Electricity Producers	0.9
Independent Power Producers & Energy Traders	0.9
Specialty Retail	0.9
Health Care Providers & Services	0.8
Multiline Retail	0.8
Airlines	0.7
Health Care Technology	0.7

111.3
Liabilities in excess of other assets	(11.3)

100.0%

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	19

Statement of Assets & Liabilities

as of September 30, 2014

Assets
Investments at value, including securities on loan of $62,328,478:
Unaffiliated investments (cost $429,365,581)	$543,925,005
Affiliated investments (cost $89,123,181)	89,123,181
Receivable for investments sold	1,335,821
Receivable for Series shares sold	593,238
Dividends receivable	476,958
Tax reclaim receivable	24,842
Prepaid expenses	6,304

Total Assets	635,485,349

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	64,965,196
Payable for Series shares reacquired	989,100
Payable for investments purchased	343,753
Management fee payable	280,943
Accrued expenses	144,978
Distribution fee payable	132,647
Payable to custodian	74,858
Affiliated transfer agent fee payable	32,141

Total Liabilities	66,963,616

Net Assets	$568,521,733

Net assets were comprised of:
Common stock, at par	$26,642
Paid-in capital in excess of par	404,492,021

404,518,663
Undistributed net investment income	1,366,317
Accumulated net realized gain on investment and foreign currency transactions	48,085,474
Net unrealized appreciation on investments and foreign currencies	114,551,279

Net assets, September 30, 2014	$568,521,733

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($303,858,748 ÷ 14,144,981 shares of common stock issued and outstanding)	$21.48
Maximum sales charge (5.50% of offering price)	1.25

Maximum offering price to public	$22.73

Class B
Net asset value, offering price and redemption price per share ($13,049,485 ÷ 692,096 shares of common stock issued and outstanding)	$18.86

Class C
Net asset value, offering price and redemption price per share ($48,927,153 ÷ 2,594,295 shares of common stock issued and outstanding)	$18.86

Class R
Net asset value, offering price and redemption price per share ($8,187,904 ÷ 415,899 shares of common stock issued and outstanding)	$19.69

Class Z
Net asset value, offering price and redemption price per share ($194,498,443 ÷ 8,794,424 shares of common stock issued and outstanding)	$22.12

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	21

Statement of Operations

Year Ended September 30, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $183,280)	$6,785,173
Affiliated income from securities loaned, net	55,745
Affiliated dividend income	34,069

Total income	6,874,987

Expenses
Management fee	3,043,037
Distribution fee—Class A	875,935
Distribution fee—Class B	130,377
Distribution fee—Class C	427,806
Distribution fee—Class R	49,264
Transfer agent’s fees and expenses (including affiliated expense of $164,000)	631,000
Custodian’s fees and expenses	90,000
Registration fees	76,000
Shareholders’ reports	51,000
Directors’ fees	24,000
Audit fee	22,000
Legal fees and expenses	18,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	15,657

Total expenses	5,462,076
Less: Distribution fee waiver—Class R	(16,421)

Net expenses	5,445,655

Net investment income	1,429,332

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	49,592,509
Foreign currency transactions	15,937

49,608,446

Net change in unrealized appreciation (depreciation) on:
Investments	11,233,322
Foreign currencies	(11,419)

11,221,903

Net gain on investment and foreign currency transactions	60,830,349

Net Increase In Net Assets Resulting From Operations	$62,259,681

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,429,332	$1,411,154
Net realized gain on investment and foreign currency transactions	49,608,446	30,392,602
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,221,903	59,998,295

Net increase in net assets resulting from operations	62,259,681	91,802,051

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(496,567)	(1,034,202)
Class B	—	(11,186)
Class C	—	(32,741)
Class R	(2,001)	(11,416)
Class Z	(580,891)	(700,883)

	(1,079,459)	(1,790,428)

Distributions from net realized gains
Class A	(9,522,750)	—
Class B	(479,822)	—
Class C	(1,446,736)	—
Class R	(199,099)	—
Class Z	(4,478,742)	—

	(16,127,149)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	156,174,272	51,128,029
Net asset value of shares issued in reinvestment of dividends and distributions	15,187,996	1,595,042
Cost of shares reacquired	(76,699,717)	(61,079,710)

Net increase (decrease) in net assets from Series share transactions	94,662,551	(8,356,639)

Total increase	139,715,624	81,654,984

Net Assets
Beginning of year	428,806,109	347,151,125

End of year(a)	$568,521,733	$428,806,109

(a) Includes undistributed net investment income of:	$1,366,317	$1,047,081

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company consists of six series: Prudential Jennison Equity Opportunity Fund (the “Series”), Prudential Jennison Growth Fund, and Prudential Asset Allocation Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to achieve long-term growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common and preferred stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison Equity Opportunity Fund	25

Notes to Financial Statements

continued

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

26

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Prudential Jennison Equity Opportunity Fund	27

Notes to Financial Statements

continued

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

28

Taxes: For federal income tax purposes, the Series is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Series has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .60% of the average daily net assets of the Series up to $300 million and 0.575% of the average daily net assets of the Series over $300 million. The effective management fee rate was 0.59% of the Series’ average daily net assets for the year ended September 30, 2014.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .50% for Class R shares.

Prudential Jennison Equity Opportunity Fund	29

Notes to Financial Statements

continued

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that it has received $432,874 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2014. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2014, it received $1,295, $14,135 and $4,528 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2014, PIM has been compensated approximately $16,700 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2014, were $309,048,828 and $230,977,296, respectively.

30

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2014, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $30,637 primarily due to the reclassification of net foreign currency gains, reclassification of dividends and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2014, the tax character of dividends paid by the Series were $1,073,581 of ordinary income and $16,133,027 of long-term capital gains. For the year ended September 30, 2013, the tax character of dividends paid was $1,790,428 of ordinary income.

As of September 30, 2014, the accumulated undistributed earnings on a tax basis were $10,117,482 of ordinary income and $40,445,705 of long-term capital gain. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$519,600,158	$124,013,492	$(10,565,464)	$113,448,028	$(8,145)	$113,439,883

The difference between book and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustment is attributed to mark-to-market of receivables and payables.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’

Prudential Jennison Equity Opportunity Fund	31

Notes to Financial Statements

continued

federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 200 million authorized shares.

32

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2014:
Shares sold	2,627,042	$55,569,138
Shares issued in reinvestment of dividends and distributions	474,709	9,370,749
Shares reacquired	(2,132,341)	(44,812,865)

Net increase (decrease) in shares outstanding before conversion	969,410	20,127,022
Shares issued upon conversion from Class B and Class Z	100,876	2,131,502
Shares reacquired upon conversion into Class Z	(255,978)	(5,601,180)

Net increase (decrease) in shares outstanding	814,308	$16,657,344

Year ended September 30, 2013:
Shares sold	1,410,072	$25,069,371
Shares issued in reinvestment of dividends and distributions	64,631	992,724
Shares reacquired	(2,085,383)	(35,552,799)

Net increase (decrease) in shares outstanding before conversion	(610,680)	(9,490,704)
Shares issued upon conversion from Class B and Class Z	108,530	1,871,124
Shares reacquired upon conversion into Class Z	(54,325)	(938,169)

Net increase (decrease) in shares outstanding	(556,475)	$(8,557,749)

Class B
Year ended September 30, 2014:
Shares sold	252,790	$4,593,586
Shares issued in reinvestment of dividends and distributions	26,672	464,900
Shares reacquired	(74,784)	(1,375,543)

Net increase (decrease) in shares outstanding before conversion	204,678	3,682,943
Shares reacquired upon conversion into Class A	(112,950)	(2,101,115)

Net increase (decrease) in shares outstanding	91,728	$1,581,828

Year ended September 30, 2013:
Shares sold	140,117	$2,236,363
Shares issued in reinvestment of dividends and distributions	784	10,729
Shares reacquired	(82,574)	(1,263,867)

Net increase (decrease) in shares outstanding before conversion	58,327	983,225
Shares reacquired upon conversion into Class A	(104,517)	(1,630,963)

Net increase (decrease) in shares outstanding	(46,190)	$(647,738)

Prudential Jennison Equity Opportunity Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2014:
Shares sold	892,301	$16,501,317
Shares issued in reinvestment of dividends and distributions	76,038	1,325,350
Shares reacquired	(275,040)	(5,095,360)

Net increase (decrease) in shares outstanding before conversion	693,299	12,731,307
Shares reacquired upon conversion into Class Z	(13,096)	(247,856)

Net increase (decrease) in shares outstanding	680,203	$12,483,451

Year ended September 30, 2013:
Shares sold	221,876	$3,621,362
Shares issued in reinvestment of dividends and distributions	2,244	30,722
Shares reacquired	(246,215)	(3,707,744)

Net increase (decrease) in shares outstanding before conversion	(22,095)	(55,660)
Shares reacquired upon conversion into Class Z	(10,727)	(160,849)

Net increase (decrease) in shares outstanding	(32,822)	$(216,509)

Class R
Year ended September 30, 2014:
Shares sold	286,216	$5,536,023
Shares issued in reinvestment of dividends and distributions	6,283	113,919
Shares reacquired	(122,181)	(2,374,387)

Net increase (decrease) in shares outstanding	170,318	$3,275,555

Year ended September 30, 2013:
Shares sold	97,005	$1,539,349
Shares issued in reinvestment of dividends and distributions	433	6,129
Shares reacquired	(67,350)	(1,033,404)

Net increase (decrease) in shares outstanding	30,088	$512,074

34

Class Z	Shares	Amount
Year ended September 30, 2014:
Shares sold	3,425,739	$73,974,208
Shares issued in reinvestment of dividends and distributions	192,952	3,913,078
Shares reacquired	(1,054,785)	(23,041,562)

Net increase (decrease) in shares outstanding before conversion	2,563,906	54,845,724
Shares issued upon conversion from Class A and Class C	259,939	5,849,036
Shares reacquired upon conversion into Class A	(1,429)	(30,387)

Net increase (decrease) in shares outstanding	2,822,416	$60,664,373

Year ended September 30, 2013:
Shares sold	1,045,698	$18,661,584
Shares issued in reinvestment of dividends and distributions	35,222	554,738
Shares reacquired	(1,134,338)	(19,521,896)

Net increase (decrease) in shares outstanding before conversion	(53,418)	(305,574)
Shares issued upon conversion from Class A and Class C	62,220	1,099,018
Shares reacquired upon conversion into Class A	(15,210)	(240,161)

Net increase (decrease) in shares outstanding	(6,408)	$553,283

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through October 8, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 9, 2014 and will continue to provide a commitment of $900 million through October 8, 2015. Effective October 9, 2014, the Funds pay an annualized commitment fee of .075% of the unused portion of the SCA.

The Series did not utilize the SCA during the year ended September 30, 2014.

Prudential Jennison Equity Opportunity Fund	35

Financial Highlights

Class A Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$19.56	$15.40	$12.15	$12.39	$11.38
Income (loss) from investment operations:
Net investment income	.05	.06	.06	.01	-	(d)
Net realized and unrealized gain (loss) on investment transactions	2.63	4.18	3.19	(.25)	1.01
Total from investment operations	2.68	4.24	3.25	(.24)	1.01
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.08)	-	-	-
Distributions from net realized gains	(.72)	-	-	-	-
Total dividends and distributions	(.76)	(.08)	-	-	-
Capital Contributions(e):	-	-	-	-	-	(d)
Net asset value, end of year	$21.48	$19.56	$15.40	$12.15	$12.39
Total Return(b):	14.00%	27.64%	26.75%	(1.94)%	8.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$303,859	$260,720	$213,926	$189,105	$210,516
Average net assets (000)	$291,978	$231,545	$210,097	$227,408	$212,873
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.07%	1.10%	1.13%	1.15%	1.20%
Expenses before waivers and/or expense reimbursement	1.07%	1.10%	1.13%	1.15%	1.20%
Net investment income (loss)	.26%	.36%	.44%	.11%	(.03)%
Portfolio turnover rate	47%	55%	40%	66%	71%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share.

(e) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

36

Class B Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.33	$13.70	$10.88	$11.17	$10.33
Income (loss) from investment operations:
Net investment income (loss)	(.08)	(.05)	(.03)	(.07)	(.08)
Net realized and unrealized gain (loss) on investment transactions	2.33	3.70	2.85	(.22)	.92
Total from investment operations	2.25	3.65	2.82	(.29)	.84
Less Dividends and Distributions:
Dividends from net investment income	-	(.02)	-	-	-
Distributions from net realized gains	(.72)	-	-	-	-
Total dividends and distributions	(.72)	(.02)	-	-	-
Capital Contributions(e):	-	-	-	-	-	(d)
Net asset value, end of year	$18.86	$17.33	$13.70	$10.88	$11.17
Total Return(b):	13.30%	26.66%	25.92%	(2.60)%	8.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,049	$10,406	$8,856	$10,079	$16,841
Average net assets (000)	$13,038	$9,405	$9,961	$15,538	$19,765
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.77%	1.80%	1.83%	1.85%	1.90%
Expenses before waivers and/or expense reimbursement	1.77%	1.80%	1.83%	1.85%	1.90%
Net investment income (loss)	(.43)%	(.33)%	(.26)%	(.60)%	(.73)%
Portfolio turnover rate	47%	55%	40%	66%	71%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share.

(e) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.33	$13.70	$10.88	$11.17	$10.33
Income (loss) from investment operations:
Net investment income (loss)	(.08)	(.05)	(.03)	(.07)	(.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.33	3.70	2.85	(.22)	.92
Total from investment operations	2.25	3.65	2.82	(.29)	.84
Less Dividends and Distributions:
Dividends from net investment income	-	(.02)	-	-	-
Distributions from net realized gains	(.72)	-	-	-	-
Total dividends and distributions	(.72)	(.02)	-	-	-
Capital Contributions(e):	-	-	-	-	-	(d)
Net asset value, end of year	$18.86	$17.33	$13.70	$10.88	$11.17
Total Return(b):	13.30%	26.66%	25.92%	(2.60)%	8.13%

Ratios/Supplemental Data:
Net assets, end of year (000)	$48,927	$33,179	$26,667	$24,251	$27,097
Average net assets (000)	$42,781	$28,668	$27,151	$29,339	$26,616
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.77%	1.80%	1.83%	1.85%	1.90%
Expenses before waivers and/or expense reimbursement	1.77%	1.80%	1.83%	1.85%	1.90%
Net investment income (loss)	(.44)%	(.34)%	(.26)%	(.59)%	(.73)%
Portfolio turnover rate	47%	55%	40%	66%	71%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share.

(e) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

38

Class R Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$17.99	$14.18	$11.21	$11.45	$10.52
Income (loss) from investment operations:
Net investment income (loss)	.01	.03	.04	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.42	3.83	2.93	(.23)	.95
Total from investment operations	2.43	3.86	2.97	(.24)	.93
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.05)	-	-	-
Distributions from net realized gains	(.72)	-	-	-	-
Total dividends and distributions	(.73)	(.05)	-	-	-
Capital Contributions(f):	-	-	-	-	-	(e)
Net asset value, end of year	$19.69	$17.99	$14.18	$11.21	$11.45
Total Return(b):	13.81%	27.34%	26.49%	(2.10)%	8.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,188	$4,418	$3,056	$1,041	$735
Average net assets (000)	$6,569	$3,599	$2,401	$1,104	$202
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.27%	1.30%	1.33%	1.35%	1.40%
Expenses before waivers and/or expense reimbursement	1.52%	1.55%	1.58%	1.60%	1.65%
Net investment income (loss)	.07%	.17%	.27%	(.09)%	(.20)%
Portfolio turnover rate	47%	55%	40%	66%	71%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The distribution of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) Less than $.005 per share.

(f) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	39

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$20.11	$15.83	$12.49	$12.69	$11.63
Income (loss) from investment operations:
Net investment income	.12	.12	.11	.06	.03
Net realized and unrealized gain (loss) on investment transactions	2.70	4.28	3.27	(.26)	1.03
Total from investment operations	2.82	4.40	3.38	(.20)	1.06
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.12)	(.04)	-	-
Distributions from net realized gains	(.72)	-	-	-	-
Total dividends and distributions	(.81)	(.12)	(.04)	-	-
Capital Contributions(e):	-	-	-	-	-	(d)
Net asset value, end of year	$22.12	$20.11	$15.83	$12.49	$12.69
Total Return(b):	14.38%	28.01%	27.14%	(1.58)%	9.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$194,498	$120,082	$94,646	$69,420	$65,002
Average net assets (000)	$161,815	$104,364	$84,211	$76,050	$57,774
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.77%	.80%	.83%	.85%	.90%
Expenses before waivers and/or expense reimbursement	.77%	.80%	.83%	.85%	.90%
Net investment income	.57%	.66%	.74%	.41%	.28%
Portfolio turnover rate	47%	55%	40%	66%	71%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share.

(e) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

40

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Equity Opportunity Fund, a series of The Prudential Investment Portfolios, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 14, 2014

Prudential Jennison Equity Opportunity Fund	41

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended September 30, 2014, the Series reported the maximum amount allowed per share, but not less than $0.72 per share for classes A, B, C, R, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2014, the Series reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Jennison Equity Opportunity Fund	100%	96.57%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2014.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 70	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 71	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 71	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Equity Opportunity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 71	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 70	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 70	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 71	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 70	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen: 70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 71	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 65	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 71	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Equity Opportunity Fund

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Jennison Equity Opportunity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Opportunity Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Equity Opportunity Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI for the year ended December 31, 2013 exceeded the management fees received by PI, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a blend consisting of the Lipper Multi-Cap Value and Multi-Cap Core Funds Performance Universes)2 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for

[2]

The Fund was compared to these Performance Universes, although Lipper classifies the Fund in its Multi-Cap Core Funds Performance Universe. The Fund was compared to these Performance Universes because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

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reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Equity Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the
Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Opportunity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJORX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800

MF172E    0269801-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GROWTH FUND

ANNUAL REPORT • SEPTEMBER 30, 2014

Fund Type

Large Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 14, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Growth Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Growth Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Growth Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	18.72%	104.71%	136.91%	—
Class B	17.87	97.69	120.79	—
Class C	17.89	98.00	121.12	—
Class R	18.48	102.84	N/A	113.52% (12/17/04)
Class Z	19.07	107.87	143.80	—
Russell 1000® Growth Index	19.15	114.64	135.40	—
S&P 500 Index	19.70	107.21	117.93	—
Lipper Large-Cap Growth Funds Average	16.93	98.73	120.25	—

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	12.19%	14.11%	8.39%	—
Class B	12.87	14.49	8.24	—
Class C	16.89	14.64	8.26	—
Class R	18.48	15.19	N/A	8.06% (12/17/04)
Class Z	19.07	15.76	9.32	—
Russell 1000 Growth Index	19.15	16.50	8.94	—
S&P 500 Index	19.70	15.69	8.10	—
Lipper Large-Cap Growth Funds Average	16.93	14.67	8.14	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	18.72%	15.41%	9.01%	—
Class B	17.87	14.60	8.24	—
Class C	17.89	14.64	8.26	—
Class R	18.48	15.19	N/A	8.06% (12/17/04)
Class Z	19.07	15.76	9.32	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 1000 Growth Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2004) and the account values at the end of the current fiscal year (September 30, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison Growth Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios, forecasted growth rates, and relatively low dividend yields. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return is 115.63% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return is 8.20% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 99.52% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 7.34% for Class R.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return is 100.08% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 7.30% for Class R.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper average are measured from closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/14 (excluding short-term investments)
Apple, Inc., Technology Hardware, Storage & Peripherals	5.0%
Facebook, Inc. (Class A Stock), Internet Software & Services	3.8
MasterCard, Inc. (Class A Stock), IT Services	3.3
Amazon.com, Inc., Internet & Catalog Retail	2.6
Biogen Idec, Inc., Biotechnology	2.6

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/14 (excluding short-term investments)
Internet Software & Services	12.5%
Biotechnology	10.1
Software	7.8
Pharmaceuticals	7.4
Internet & Catalog Retail	7.1

Industry weightings are subject to change.

Prudential Jennison Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Growth Fund’s Class A shares rose 18.72% in the 12 months ended September 30, 2014. The Fund underperformed the 19.15% return of the Russell 1000 Growth Index (the Index) and the 19.70% advance of the style-neutral S&P 500 Index, but outperformed the 16.93% gain of the Lipper Large-Cap Growth Funds Average.

The Fund’s positions in the healthcare sector advanced strongly and contributed meaningfully to returns. Stock selection was also beneficial in industrials. Information technology holdings posted double-digit gains but lagged performance of the sector in the Index. Consumer staples positions hurt performance relative to the Index.

What was the market environment?

The market’s advance in the period reflected sustained improvement in the US economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve began tapering its quantitative-easing program, signaling confidence in the health of US economic activity and labor market conditions. US Gross Domestic Product (GDP) contracted in early 2014, largely because of severe winter weather, before quickly rebounding. Anemic economic activity in Europe faced new challenges stemming from Ukraine-Russia tensions. China’s expansion moderated as the country sought a better balance between internal and external growth.

Which holdings made the largest positive contributions to the Fund’s return?

Healthcare stocks, most notably Allergan, Illumina, and Gilead Sciences, contributed significantly to Fund performance.

•

Specialty pharmaceutical company Allergan advanced on a takeover bid. Jennison expects Allergan to benefit either from increased bids or from its own efforts to manage spending more efficiently and redeploy cash in ways that benefit shareholders.

•

Illumina’s gain reflected increasing demand for its next-generation gene-sequencing technology. Innovative applications of the technology in end-user markets are early in development, suggesting the potential for considerable future growth.

•

Gilead Sciences’ strength reflected impressive sales of recently approved hepatitis C drug Sovaldi. A pill taken once a day, Sovaldi has a higher cure rate, a shorter duration of treatment, and fewer side effects than previous treatments.

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In information technology, Apple, Google, and Facebook made strong gains:

•

Jennison believes Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. Jennison believes Google is executing well, and likes its continued solid competitive position, strong advertising revenue, and YouTube monetization opportunities.

Please see “Comments on largest holdings” below for discussion of Apple and Facebook.

In consumer discretionary, Under Armour was a noteworthy performer.

•

Under Armour’s revenue, gross margin, and operating income surpassed expectations, and the company raised its guidance above consensus forecasts. Jennison believes Under Armour is poised to become a leading global athletic brand with well-above-average long-term revenue growth.

Which holdings detracted most from the Fund’s return?

Technology stocks LinkedIn, Rackspace Hosting, and FireEye detracted from Fund performance.

•

Online professional network LinkedIn was hurt by concerns that increased investment in its business could limit shorter-term profit margin improvement. Jennison believes new business, including Sales Navigator, a social-selling tool to identify, track, and engage with attractive sales targets, could become growth drivers for the company over time.

•

Rackspace Hosting’s difficulties reflected business execution issues and concerns about the commoditization of its business. The company provides Web- and cloud-hosting services to enterprise customers. Jennison eliminated the position.

•

Next-generation security software vendor FireEye declined with a broad sell-off of high-multiple software growth stocks despite its strong billings and new customer and revenue growth. The company’s behavioral analysis technology and real-time threat detection and prevention platform have been able to identify sophisticated malware where other security products have not.

In the consumer staples sector:

•

Whole Foods Market fell on intensifying competition in the organic and natural foods market. The company’s aggressive expansion through new stores and acquisitions, as well as its investment in more competitive pricing, is limiting upside profit margins. Jennison eliminated the position.

Prudential Jennison Growth Fund	7

Strategy and Performance Overview (continued)

Las Vegas Sands and Inditex lost ground in consumer discretionary:

•	Las Vegas Sands was hurt by decelerating growth in Macao’s gaming revenue. It owns and operates casinos, convention facilities, and retail malls in Macao, Singapore, and Las Vegas.

•

Weakness in Industria de Diseño Textil, or Inditex, reflected currency issues due to the euro’s recent strength relative to many other currencies. Underlying growth at the company remained strong. Best known for its brand, Zara, Inditex integrates textile and fashion design, manufacturing, and distribution.

Were there significant changes to the portfolio?

The Fund’s weights in information technology, healthcare, and consumer discretionary increased modestly, while weights in consumer staples and industrials decreased. Relative to the Index, the Fund remained overweight in consumer discretionary, healthcare, and information technology, and underweight in consumer staples and industrials.

Positions initiated during the period included Merck, Twenty-First Century Fox, Marriott International, Adobe Systems, Tiffany, Twitter, and TripAdvisor. Positions eliminated included Estee Lauder, United Technologies, Goldman Sachs, Whole Foods Market, Rackspace Hosting, and Express Scripts.

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Comments on Largest Holdings

5.0%	Apple, Inc., Technology Hardware, Storage & Peripherals

Apple designs, makes, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking solutions, as well. Its revenue and earnings have increased on expanding global acceptance of its platform. Jennison expects that product updates, especially iPhone 6, will sustain attractive revenue growth in the medium term.

3.8%	Facebook, Inc. (Class A Stock), Internet Software & Services

Internet-based social platform Facebook allows users to share information, post photos and videos, play games, and otherwise connect with one another through online profiles. The company reported strong revenue and earnings as well as healthy user and engagement metrics. Facebook has successfully implemented its mobile interface, and monetization of both mobile and desktop has improved. Jennison believes that as Facebook solidifies its dominant position, it continues to increase its appeal to both users and advertisers.

3.3%	MasterCard, Inc. (Class A Stock), IT Services

MasterCard is the No. 2 payment system in the US. The company markets the MasterCard (credit and debit cards) and Maestro (debit cards) brands, provides a transaction authorization network, establishes guidelines for use, and collects fees from members. Jennison expects continued growth in MasterCard’s gross dollar volume (the total value of its cardholders’ transactions) as consumers continue their secular shift from paper money to electronic credit/debit transactions (retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards).

2.6%	Amazon.com, Inc., Internet & Catalog Retail

Jennison views Amazon.com, the world’s largest Internet retailer, as a prime beneficiary of the ongoing shift to e-commerce. Jennison believes the company’s business investment is positioning Amazon for robust longer-term growth not only in its core retail business but also through the proliferation of digital commerce via the mobile market.

2.6%	Biogen Idec, Inc., Biotechnology

Jennison believes that ease of use of Biogen Idec’s Tecfidera, an oral multiple sclerosis treatment, could support broad adoption and sustain Biogen’s market leadership. The drug may also have applications in other neurodegenerative diseases such as ALS and Parkinson’s.

Prudential Jennison Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2014, at the beginning of the period, and held through the six-month period ended September 30, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Growth Fund		Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,062.70	1.06%	$5.48
	Hypothetical	$1,000.00	$1,019.75	1.06%	$5.37

Class B	Actual	$1,000.00	$1,059.20	1.76%	$9.09
	Hypothetical	$1,000.00	$1,016.24	1.76%	$8.90

Class C	Actual	$1,000.00	$1,059.10	1.76%	$9.08
	Hypothetical	$1,000.00	$1,016.24	1.76%	$8.90

Class R	Actual	$1,000.00	$1,061.80	1.26%	$6.51
	Hypothetical	$1,000.00	$1,018.75	1.26%	$6.38

Class Z	Actual	$1,000.00	$1,064.20	0.76%	$3.93
	Hypothetical	$1,000.00	$1,021.26	0.76%	$3.85

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2014, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Growth Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended September 30, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.05%	1.05%
B	1.75	1.75
C	1.75	1.75
R	1.50	1.25
Z	0.75	0.75

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS

Aerospace & Defense 3.4%
Boeing Co. (The)	382,144	$48,677,503
Precision Castparts Corp.	182,459	43,220,888

		91,898,391

Automobiles 1.2%
Tesla Motors, Inc.*(a)	134,996	32,760,829

Biotechnology 10.1%
Alexion Pharmaceuticals, Inc.*	276,189	45,797,660
Biogen Idec, Inc.*	208,807	69,075,444
Celgene Corp.*	604,771	57,320,195
Gilead Sciences, Inc.*	494,980	52,690,621
Incyte Corp. Ltd.*(a)	195,748	9,601,439
Vertex Pharmaceuticals, Inc.*	353,544	39,706,527

		274,191,886

Capital Markets 1.0%
Morgan Stanley	801,230	27,698,521

Chemicals 1.8%
Monsanto Co.	432,738	48,687,352

Energy Equipment & Services 2.3%
Schlumberger Ltd.	605,754	61,599,124

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	345,874	43,344,930

Food Products 2.1%
Mead Johnson Nutrition Co.	224,933	21,643,053
Mondelez International, Inc. (Class A Stock)	1,009,569	34,592,882

		56,235,935

Health Care Equipment & Supplies 1.6%
Abbott Laboratories	1,055,071	43,880,403

Hotels, Restaurants & Leisure 4.8%
Chipotle Mexican Grill, Inc.*	54,753	36,497,802
Dunkin’ Brands Group, Inc.	401,224	17,982,860

See Notes to Financial Statements.

Prudential Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d)
Marriott International, Inc. (Class A Stock)	525,107	$36,704,979
Starbucks Corp.	514,607	38,832,244

		130,017,885

Internet & Catalog Retail 7.1%
Amazon.com, Inc.*	216,686	69,868,234
Netflix, Inc.*	88,081	39,740,385
Priceline Group, Inc. (The)*	46,936	54,379,111
TripAdvisor, Inc.*(a)	307,538	28,115,124

		192,102,854

Internet Software & Services 12.5%
Alibaba Group Holding Ltd. (China), ADR*(a)	267,377	23,756,447
Facebook, Inc. (Class A Stock)*	1,299,564	102,717,539
Google, Inc. (Class A Stock)*	101,668	59,822,468
Google, Inc. (Class C Stock)*	103,715	59,880,892
LinkedIn Corp. (Class A Stock)*	231,342	48,070,554
Pandora Media, Inc.*	293,494	7,090,815
Twitter, Inc.*(a)	706,761	36,454,732

		337,793,447

IT Services 6.6%
FleetCor Technologies, Inc.*	194,152	27,592,882
MasterCard, Inc. (Class A Stock)	1,219,388	90,137,161
Visa, Inc. (Class A Stock)(a)	283,566	60,504,478

		178,234,521

Life Sciences Tools & Services 1.7%
Illumina, Inc.*	273,632	44,853,757

Media 3.5%
Twenty-First Century Fox, Inc. (Class A Stock)	1,150,444	39,448,725
Walt Disney Co. (The)	623,029	55,468,272

		94,916,997

Oil, Gas & Consumable Fuels 2.6%
Concho Resources, Inc.*	288,407	36,163,354
EOG Resources, Inc.	331,820	32,856,816

		69,020,170

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals 7.4%
Actavis PLC*	110,687	$26,706,559
Allergan, Inc.	156,046	27,805,837
Bristol-Myers Squibb Co.	934,367	47,820,903
Merck & Co., Inc.	690,011	40,903,852
Novo Nordisk A/S (Denmark), ADR	1,165,697	55,510,491

		198,747,642

Real Estate Investment Trusts (REITs) 1.2%
American Tower Corp.	331,974	31,082,726

Road & Rail 3.2%
Canadian Pacific Railway Ltd. (Canada)	213,949	44,387,999
Union Pacific Corp.	383,395	41,567,686

		85,955,685

Semiconductors & Semiconductor Equipment 0.5%
ARM Holdings PLC (United Kingdom), ADR	330,816	14,453,351

Software 7.8%
Adobe Systems, Inc.*	510,935	35,351,593
FireEye, Inc.*(a)	395,623	12,090,239
Red Hat, Inc.*	730,375	41,010,556
salesforce.com, inc.*(a)	837,143	48,160,837
Splunk, Inc.*	415,845	23,021,179
VMware, Inc. (Class A Stock)*(a)	291,997	27,400,998
Workday, Inc. (Class A Stock)*(a)	294,632	24,307,140

		211,342,542

Specialty Retail 5.1%
Inditex SA (Spain)	1,424,895	39,332,584
O’Reilly Automotive, Inc.*	179,046	26,921,356
Tiffany & Co.	323,257	31,132,882
TJX Cos., Inc. (The)	689,033	40,770,083

		138,156,905

Technology Hardware, Storage & Peripherals 5.0%
Apple, Inc.	1,344,901	135,498,776

Textiles, Apparel & Luxury Goods 5.4%
Luxottica Group SpA (Italy)	464,890	24,164,133

See Notes to Financial Statements.

Prudential Jennison Growth Fund	15

Portfolio of Investments

as of September 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d)
Michael Kors Holdings Ltd.*	320,263	$22,863,576
NIKE, Inc. (Class B Stock)	682,755	60,901,746
Under Armour, Inc. (Class A Stock)*(a)	567,393	39,206,856

		147,136,311

TOTAL LONG-TERM INVESTMENTS (cost $1,490,442,441)		2,689,610,940

SHORT-TERM INVESTMENT 9.5%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $255,783,982; includes $238,129,881 of cash collateral for securities on loan) (Note 3)(b)(c)	255,783,982	255,783,982

TOTAL INVESTMENTS 109.0% (cost $1,746,226,423; Note 5)		2,945,394,922
Liabilities in excess of other assets (9.0)%		(243,816,236)

NET ASSETS 100.0%		$2,701,578,686

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $231,731,670; cash collateral of $238,129,881 (included with liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

See Notes to Financial Statements.

16

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$91,898,391	$—	$—
Automobiles	32,760,829	—	—
Biotechnology	274,191,886	—	—
Capital Markets	27,698,521	—	—
Chemicals	48,687,352	—	—
Energy Equipment & Services	61,599,124	—	—
Food & Staples Retailing	43,344,930	—	—
Food Products	56,235,935	—	—
Health Care Equipment & Supplies	43,880,403	—	—
Hotels, Restaurants & Leisure	130,017,885	—	—
Internet & Catalog Retail	192,102,854	—	—
Internet Software & Services	337,793,447	—	—
IT Services	178,234,521	—	—
Life Sciences Tools & Services	44,853,757	—	—
Media	94,916,997	—	—
Oil, Gas & Consumable Fuels	69,020,170	—	—
Pharmaceuticals	198,747,642	—	—
Real Estate Investment Trusts (REITs)	31,082,726	—	—
Road & Rail	85,955,685	—	—
Semiconductors & Semiconductor Equipment	14,453,351	—	—
Software	211,342,542	—	—
Specialty Retail	98,824,321	39,332,584	—
Technology Hardware, Storage & Peripherals	135,498,776	—	—
Textiles, Apparel & Luxury Goods	122,972,178	24,164,133	—
Affiliated Money Market Mutual Fund	255,783,982	—	—

Total	$2,881,898,205	$63,496,717	$—

See Notes to Financial Statements.

Prudential Jennison Growth Fund	17

Portfolio of Investments

as of September 30, 2014 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2014 was as follows (Unaudited):

Internet Software & Services	12.5%
Biotechnology	10.1
Affiliated Money Market Mutual Fund (including 8.8% of collateral for securities on loan)	9.5
Software	7.8
Pharmaceuticals	7.4
Internet & Catalog Retail	7.1
IT Services	6.6
Textiles, Apparel & Luxury Goods	5.4
Specialty Retail	5.1
Technology Hardware, Storage & Peripherals	5.0
Hotels, Restaurants & Leisure	4.8
Media	3.5
Aerospace & Defense	3.4
Road & Rail	3.2
Oil, Gas & Consumable Fuels	2.6%
Energy Equipment & Services	2.3
Food Products	2.1
Chemicals	1.8
Life Sciences Tools & Services	1.7
Health Care Equipment & Supplies	1.6
Food & Staples Retailing	1.6
Automobiles	1.2
Real Estate Investment Trusts (REITs)	1.2
Capital Markets	1.0
Semiconductors & Semiconductor Equipment	0.5

109.0
Liabilities in excess of other assets	(9.0)

100.0%

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2014

Prudential Jennison Growth Fund

Statement of Assets & Liabilities

as of September 30, 2014

Assets
Investments at value, including securities on loan of $231,731,670:
Unaffiliated investments (cost $1,490,442,441)	$2,689,610,940
Affiliated investments (cost $255,783,982)	255,783,982
Cash	244,792
Receivable for Series shares sold	1,746,248
Dividends receivable	1,627,822
Tax reclaim receivable	287,086
Prepaid expenses	29,270

Total Assets	2,949,330,140

Liabilities
Payable to broker for collateral for securities on loan	238,129,881
Payable for Series shares reacquired	4,515,916
Payable for investments purchased	2,416,160
Management fee payable	1,302,048
Accrued expenses	763,434
Distribution fee payable	377,675
Affiliated transfer agent fee payable	246,340

Total Liabilities	247,751,454

Net Assets	$2,701,578,686

Net assets were comprised of:
Common stock, at par	$90,471
Paid-in capital in excess of par	1,373,909,477

1,373,999,948
Accumulated net realized gain on investment and foreign currency transactions	128,420,996
Net unrealized appreciation on investments and foreign currencies	1,199,157,742

Net assets, September 30, 2014	$2,701,578,686

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($1,086,551,838 ÷ 37,074,045 shares of common stock issued and outstanding)	$29.31
Maximum sales charge (5.50% of offering price)	1.71

Maximum offering price to public	$31.02

Class B
Net asset value, offering price and redemption price per share ($26,222,202 ÷ 1,040,227 shares of common stock issued and outstanding)	$25.21

Class C
Net asset value, offering price and redemption price per share ($75,620,298 ÷ 2,995,127 shares of common stock issued and outstanding)	$25.25

Class R
Net asset value, offering price and redemption price per share ($47,957,125 ÷ 1,801,700 shares of common stock issued and outstanding)	$26.62

Class Z
Net asset value, offering price and redemption price per share ($1,465,227,223 ÷ 47,560,185 shares of common stock issued and outstanding)	$30.81

See Notes to Financial Statements.

Prudential Jennison Growth Fund	21

Statement of Operations

Year Ended September 30, 2014

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $443,355)	$19,606,282
Affiliated income from securities loaned, net	623,004
Affiliated dividend income	33,050

Total income	20,262,336

Expenses
Management fee	15,155,667
Distribution fee—Class A	3,238,970
Distribution fee—Class B	288,110
Distribution fee—Class C	718,675
Distribution fee—Class R	328,017
Transfer agent’s fees and expenses (including affiliated expense of $1,219,800)	3,648,000
Custodian’s fees and expenses	347,000
Shareholders’ reports	137,000
Registration fees	92,000
Directors’ fees	71,000
Insurance expenses	32,000
Legal fees and expenses	30,000
Audit fee	22,000
Loan interest expense	777
Miscellaneous	26,921

Total expenses	24,136,137
Less: Distribution fee waiver—Class R	(109,339)

Net expenses	24,026,798

Net investment loss	(3,764,462)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	209,003,386
Foreign currency transactions	(37,003)

208,966,383

Net change in unrealized appreciation (depreciation) on:
Investments	235,107,137
Foreign currencies	(28,658)

235,078,479

Net gain on investment and foreign currency transactions	444,044,862

Net Increase In Net Assets Resulting From Operations	$440,280,400

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(3,764,462)	$1,541,487
Net realized gain on investment and foreign currency transactions	208,966,383	196,893,149
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	235,078,479	225,773,145

Net increase in net assets resulting from operations	440,280,400	424,207,781

Dividends and Distributions (Note 1)
Dividends from net investment income
Class Z	(211,567)	—

Distributions from net realized gains
Class A	(38,305,986)	—
Class B	(1,203,693)	—
Class C	(2,854,963)	—
Class R	(1,650,198)	—
Class Z	(45,749,026)	—

	(89,763,866)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	488,980,794	437,769,630
Net asset value of shares issued in reinvestment of dividends and distributions	80,895,115	—
Cost of shares reacquired	(596,020,974)	(496,436,688)

Net decrease in net assets from Series share transactions	(26,145,065)	(58,667,058)

Total increase	324,159,902	365,540,723

Net Assets:
Beginning of year	2,377,418,784	2,011,878,061

End of year(a)	$2,701,578,686	$2,377,418,784

(a) Includes undistributed net investment income of:	$—	$208,433

See Notes to Financial Statements.

Prudential Jennison Growth Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company consists of six series: Prudential Jennison Growth Fund (the “Series”), Prudential Jennison Equity Opportunity Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Growth Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to achieve long-term growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

24

Common and preferred stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison Growth Fund	25

Notes to Financial Statements

continued

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency

26

contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Prudential Jennison Growth Fund	27

Notes to Financial Statements

continued

REITs: The Series invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Series is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, are recorded, net of reclaimable amounts, at the time the related income is earned.

28

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .60% of the Series’ average daily net assets up to $300 million, .575% of the average daily net assets on the next $2.7 billion and .55% of the average daily net assets in excess of $3 billion. The effective management fee rate was .58% of the Series’ average daily net assets for year ended September 30, 2014.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through January 31, 2016.

PIMS has advised the Series that it has received $407,589 in front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Jennison Growth Fund	29

Notes to Financial Statements

continued

PIMS has advised the Series that for the year ended September 30, 2014, it received $2,190, $47,173 and $4,208 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2014, PIM has been compensated approximately $186,100 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2014, were $983,597,635 and $1,110,944,876, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and

30

Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and accumulated net realized gain on investment and foreign currency transactions. For the year ended September 30, 2014, the adjustments were to decrease accumulated net investment loss and decrease accumulated net realized gain on investment and foreign currency transactions by $3,767,596 primarily due to reclassification of distributions and net foreign currency losses and other book to tax adjustments. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended September 30, 2014, the tax character of dividends paid by the Series were $211,567 of ordinary income and $89,763,866 of long-term capital gains.

For the year ended September 30, 2013, there were no distributions paid by the Series.

As of September 30, 2014, the accumulated undistributed earnings on a tax basis were $32,458,376 of ordinary income and $101,507,691 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$1,751,771,494	$1,213,151,584	$(19,528,156)	$1,193,623,428	$(10,757)	$1,193,612,671

The difference between book and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to net unrealized appreciation on receivables and payables on foreign currencies.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Growth Fund	31

Notes to Financial Statements

continued

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.25 billion shares of common stock at $.001 par value per shares. There are 1.25 billion shares authorized for the Series equally divided into six classes, designated Class A, Class B, Class C, Class I, Class R and Class Z shares. The Series currently does not have any Class I shares outstanding. As of September 30, 2014, PI did not own any shares of the Series.

32

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2014:
Shares sold	5,065,325	$141,511,555
Shares issued in reinvestment of dividends and distributions	1,303,493	35,533,187
Shares reacquired	(8,459,277)	(234,667,659)

Net increase (decrease) in shares outstanding before conversion	(2,090,459)	(57,622,917)
Shares issued upon conversion from Class B, C and Z	278,117	7,867,396
Shares reacquired upon conversion into Class Z	(438,486)	(12,640,679)

Net increase (decrease) in shares outstanding	(2,250,828)	$(62,396,200)

Year ended September 30, 2013:
Shares sold	6,015,481	$132,934,865
Shares reacquired	(9,808,034)	(221,453,085)

Net increase (decrease) in shares outstanding before conversion	(3,792,553)	(88,518,220)
Shares issued upon conversion from Class B, C and Z	466,016	10,473,406
Shares reacquired upon conversion into Class Z	(117,896)	(2,632,491)

Net increase (decrease) in shares outstanding	(3,444,433)	$(80,677,305)

Class B
Year ended September 30, 2014:
Shares sold	134,724	$3,209,197
Shares issued in reinvestment of dividends and distributions	49,731	1,172,652
Shares reacquired	(148,586)	(3,560,923)

Net increase (decrease) in shares outstanding before conversion	35,869	820,926
Shares reacquired upon conversion into Class A	(259,348)	(6,353,720)

Net increase (decrease) in shares outstanding	(223,479)	$(5,532,794)

Year ended September 30, 2013:
Shares sold	184,442	$3,621,471
Shares reacquired	(171,646)	(3,352,824)

Net increase (decrease) in shares outstanding before conversion	12,796	268,647
Shares reacquired upon conversion into Class A	(372,025)	(7,372,791)

Net increase (decrease) in shares outstanding	(359,229)	$(7,104,144)

Prudential Jennison Growth Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2014:
Shares sold	416,917	$10,051,909
Shares issued in reinvestment of dividends and distributions	105,252	2,485,004
Shares reacquired	(371,559)	(8,938,575)

Net increase (decrease) in shares outstanding before conversion	150,610	3,598,338
Shares reacquired upon conversion into Class A and Z	(32,142)	(784,240)

Net increase (decrease) in shares outstanding	118,468	$2,814,098

Year ended September 30, 2013:
Shares sold	315,192	$6,237,809
Shares reacquired	(565,319)	(11,146,437)

Net increase (decrease) in shares outstanding before conversion	(250,127)	(4,908,628)
Shares reacquired upon conversion into Class A and Z	(18,035)	(356,405)

Net increase (decrease) in shares outstanding	(268,162)	$(5,265,033)

Class R
Year ended September 30, 2014:
Shares sold	618,020	$15,743,669
Shares issued in reinvestment of dividends and distributions	61,367	1,521,890
Shares reacquired	(469,378)	(11,902,750)

Net increase (decrease) in shares outstanding	210,009	$5,362,809

Year ended September 30, 2013:
Shares sold	646,202	$13,093,761
Shares reacquired	(825,791)	(17,728,322)

Net increase (decrease) in shares outstanding	(179,589)	$(4,634,561)

Class Z
Year ended September 30, 2014:
Shares sold	10,905,296	$318,464,464
Shares issued in reinvestment of dividends and distributions	1,405,470	40,182,382
Shares reacquired	(11,497,094)	(336,951,067)

Net increase (decrease) in shares outstanding before conversion	813,672	21,695,779
Shares issued upon conversion from Class A and C	441,852	13,367,251
Shares reacquired upon conversion into Class A	(49,487)	(1,456,008)

Net increase (decrease) in shares outstanding	1,206,037	$33,607,022

Year ended September 30, 2013:
Shares sold	12,068,498	$281,881,724
Shares reacquired	(10,297,952)	(242,756,020)

Net increase (decrease) in shares outstanding before conversion	1,770,546	39,125,704
Shares issued upon conversion from Class A and C	127,827	2,986,374
Shares reacquired upon conversion into Class A	(134,924)	(3,098,093)

Net increase (decrease) in shares outstanding	1,763,449	$39,013,985

34

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through October 8, 2014. The Funds pay an annualized commitment fee of .08% on the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 9, 2014 and will continue to provide a commitment of $900 million through October 8, 2015. Effective October 9, 2014, the Funds pay an annualized commitment fee of .075% of the unused portion of the SCA.

The Series utilized the SCA during the year ended September 30, 2014. The average daily balance for the 5 days the Series had loans outstanding during the period was approximately $3,959,600, borrowed at a weighted average interest rate of 1.41%. At September 30, 2014, the Series did not have an outstanding loan amount.

Prudential Jennison Growth Fund	35

Financial Highlights

Class A Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$25.59	$21.16	$16.88	$16.20	$14.84
Income (loss) from investment operations:
Net investment loss	(.08)	(.01)	(.04)	(.05)	(.03)
Net realized and unrealized gain on investment and foreign currency transactions	4.79	4.44	4.32	.73	1.37
Total from investment operations	4.71	4.43	4.28	.68	1.34
Less Distributions:
Distributions from net realized gains	(.99)	-	-	-	-
Capital Contributions(d):	-	-	-	-	.02
Net asset value, end of year	$29.31	$25.59	$21.16	$16.88	$16.20
Total Return(b):	18.72%	20.94%	25.36%	4.20%	9.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,086,552	$1,006,407	$904,802	$805,293	$833,584
Average net assets (000)	$1,079,657	$933,021	$916,595	$904,612	$946,738
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.06%	1.06%	1.08%	1.11%
Expenses before waivers and/or expense reimbursement	1.05%	1.06%	1.06%	1.08%	1.11%
Net investment loss	(.27)%	(.04)%	(.18)%	(.27)%	(.18)%
Portfolio turnover rate	38%	43%	44%	63%	73%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

36

Class B Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$22.29	$18.55	$14.90	$14.41	$13.29
Income (loss) from investment operations:
Net investment loss	(.23)	(.14)	(.15)	(.16)	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	4.14	3.88	3.80	.65	1.22
Total from investment operations	3.91	3.74	3.65	.49	1.10
Less Distributions:
Distributions from net realized gains	(.99)	-	-	-	-
Capital Contributions(d):	-	-	-	-	.02
Net asset value, end of year	$25.21	$22.29	$18.55	$14.90	$14.41
Total Return(b):	17.87%	20.16%	24.50%	3.40%	8.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,222	$28,166	$30,110	$31,148	$42,581
Average net assets (000)	$28,811	$28,518	$32,576	$41,009	$51,415
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.75%	1.76%	1.76%	1.78%	1.81%
Expenses before waivers and/or expense reimbursement	1.75%	1.76%	1.76%	1.78%	1.81%
Net investment loss	(.97)%	(.72)%	(.88)%	(.97)%	(.87)%
Portfolio turnover rate	38%	43%	44%	63%	73%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$22.32	$18.58	$14.93	$14.43	$13.29
Income (loss) from investment operations:
Net investment loss	(.24)	(.15)	(.15)	(.16)	(.13)
Net realized and unrealized gain on investment and foreign currency transactions	4.16	3.89	3.80	.66	1.25
Total from investment operations	3.92	3.74	3.65	.50	1.12
Less Distributions:
Distributions from net realized gains	(.99)	-	-	-	-
Capital Contributions(d):	-	-	-	-	.02
Net asset value, end of year	$25.25	$22.32	$18.58	$14.93	$14.43
Total Return(b):	17.89%	20.13%	24.45%	3.47%	8.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$75,620	$64,213	$58,437	$46,623	$66,240
Average net assets (000)	$71,867	$59,245	$55,226	$63,040	$64,722
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.75%	1.76%	1.76%	1.78%	1.81%
Expenses before waivers and/or expense reimbursement	1.75%	1.76%	1.76%	1.78%	1.81%
Net investment loss	(.97)%	(.74)%	(.88)%	(.98)%	(.88)%
Portfolio turnover rate	38%	43%	44%	63%	73%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

38

Class R Shares
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$23.37	$19.36	$15.47	$14.87	$13.65
Income (loss) from investment operations:
Net investment loss	(.12)	(.05)	(.07)	(.08)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	4.36	4.06	3.96	.68	1.26
Total from investment operations	4.24	4.01	3.89	.60	1.20
Less Distributions:
Distributions from net realized gains	(.99)	-	-	-	-
Capital Contributions(d):	-	-	-	-	.02
Net asset value, end of year	$26.62	$23.37	$19.36	$15.47	$14.87
Total Return(b):	18.48%	20.71%	25.15%	4.03%	8.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$47,957	$37,198	$34,287	$23,811	$8,977
Average net assets (000)	$43,736	$38,280	$27,346	$17,091	$7,777
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.25%	1.26%	1.26%	1.28%	1.31%
Expenses before waivers and/or expense reimbursement	1.50%	1.51%	1.51%	1.53%	1.56%
Net investment loss	(.48)%	(.25)%	(.38)%	(.45)%	(.38)%
Portfolio turnover rate	38%	43%	44%	63%	73%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	39

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2014	2013	2012	2011		2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$26.78	$22.07	$17.56	$16.80		$15.34
Income (loss) from investment operations:
Net investment income	.01	.06	.02	-	(d)	.02
Net realized and unrealized gain on investment and foreign currency transactions	5.01	4.65	4.49	.76		1.42
Total from investment operations	5.02	4.71	4.51	.76		1.44
Less Dividends and Distributions:
Dividends from net investment income	- (d)	-	-	-		-
Distributions from net realized gains	(.99)	-	-	-		-
Total dividends and distributions	(.99)	-	-	-		-
Capital Contributions(e):	-	-	-	-		.02
Net asset value, end of year	$30.81	$26.78	$22.07	$17.56		$16.80
Total Return(b):	19.07%	21.34%	25.68%	4.52%		9.52%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,465,227	$1,241,434	$984,242	$804,085		$793,225
Average net assets (000)	$1,398,654	$1,077,941	$1,103,837	$870,663		$736,912
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.75%	.76%	.76%	.78%		.81%
Expenses before waivers and/or expense reimbursement	.75%	.76%	.76%	.78%		.81%
Net investment income	.03%	.25%	.12%	.03%		.12%
Portfolio turnover rate	38%	43%	44%	63%		73%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Less than $.005 per share.

(e) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

40

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Growth Fund, a series of The Prudential Investment Portfolios, Inc., (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 14, 2014

Prudential Jennison Growth Fund	41

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended September 30, 2014, the Series reported the maximum amount allowed per share, but not less than $0.99 per share for classes A, B, C, R, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2014, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Jennison Growth Fund	74.99%	69.07%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2014.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 70	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 71	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 71	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Growth Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 71	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 70	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 70	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 71	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 70	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 71	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 65	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 71	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Growth Fund

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Jennison Growth Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Growth Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be

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applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Growth Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GROWTH FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E    0269807-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ASSET ALLOCATION FUNDS

ANNUAL REPORT • SEPTEMBER 30, 2014

Fund Type

Balanced/Allocation

PRUDENTIAL CONSERVATIVE ALLOCATION FUND

PRUDENTIAL MODERATE ALLOCATION FUND

PRUDENTIAL GROWTH ALLOCATION FUND

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Quantitative Management Associates, LLC and Prudential Investment Management, Inc. (PIM) are registered investment advisers and Prudential Financial companies. Prudential Fixed Income is a unit of PIM. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PRUDENTIAL ASSET ALLOCATION FUNDS

November 14, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Funds informative and useful. The report covers performance for the 12-month period that ended September 30, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Asset Allocation Funds

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Asset Allocation Funds	1

Your Fund’s Performance—Conservative Allocation Fund

(Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	5.67%	40.67%	76.87%	—
Class B	4.82	35.52	64.07	—
Class C	4.82	35.39	64.06	—
Class R	5.38	38.86	N/A	43.09% (1/12/07)
Class Z	5.90	42.45	81.52	—
Conservative Customized Blend Index	6.35	38.43	73.61	—
Russell 1000® Index	19.01	109.14	125.18	—
S&P 500 Index	19.70	107.21	117.93	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average	6.42	39.22	62.78	—

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.15%	5.86%	5.27%	—
Class B	–0.18	6.11	5.08	—
Class C	3.82	6.25	5.08	—
Class R	5.38	6.79	N/A	4.75% (1/12/07)
Class Z	5.90	7.33	6.14	—
Conservative Customized Blend Index	6.35	6.72	5.67	—
Russell 1000 Index	19.01	15.90	8.46	—
S&P 500 Index	19.70	15.69	8.10	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average	6.42	6.80	4.94	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	5.67%	7.06%	5.87%	—
Class B	4.82	6.27	5.08	—
Class C	4.82	6.25	5.08	—
Class R	5.38	6.79	N/A	4.75% (1/12/07)
Class Z	5.90	7.33	6.14	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Conservative Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2004) and the account values at the end of the current fiscal year (September 30, 2014) as measured on a quarterly basis. The Conservative Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Asset Allocation Funds	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Conservative Customized Blend Index

The Conservative Customized Blend Index is a model portfolio consisting of the Russell 3000® Index (24%), the Morgan Stanley Capital International All Country World (MSCI ACW) Index ex-US (10%), the Barclays US Aggregate Bond Index (29%), the Barclays US Government/Credit 1-3 Year Index (29%), the Standard & Poor’s (S&P) Developed Property Net Index (5%), and the Citigroup 3-Month T-Bill Index (3%). See page 6 for the definitions of each component index. The Conservative Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. The Conservative Customized Blend Index Closest Month-End to Inception cumulative total return is 41.88% for Class R. The Conservative Customized Blend Index Closest Month-End to Inception average annual total return is 4.62% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total return is 67.15% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total return is 6.85% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 64.27% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 6.61% for Class R.

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Lipper Mixed-Asset Target Allocation Conservative Funds Average

The Lipper Mixed-Asset Target Allocation Conservative Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category for the periods noted. Funds in the Lipper Average maintain a mix of between 20% and 40% equity securities with the remainder in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total return is 39.24% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 4.30% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Prudential Asset Allocation Funds	5

Performance Target—Conservative Customized Blend

The Prudential Conservative Allocation Fund seeks to exceed a performance target—the Conservative Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2014, and their weightings in the Conservative Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The Barclays US Government/Credit 1-3 Year Index is considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The MSCI All Country World Index ex-US is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US It comprises approximately 23 developed and 21 emerging market country indexes.

The Russell 3000 Index is an unmanaged index which represents the US equity market—it covers about 98% of all investable stocks in the US.

The Standard & Poor’s (S&P) Developed Property Net Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

Investors cannot invest directly in an index or average.

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Strategy and Performance Overview

Prudential Conservative Allocation Fund

How did the Fund perform?

The Prudential Conservative Allocation Fund’s Class A shares returned 5.67% for the 12-month period ended September 30, 2014, underperforming the 6.35% gain of the Conservative Customized Blend Index (described on the previous page) and the 6.42% gain of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

What shifts in asset allocation were recommended during the reporting period?

On 12/27/13, the custom benchmark of the Fund was changed, as the MSCI® ACWI ex US Index replaced the MSCI® EAFE Index, and the BofA Merrill Lynch 1-3 Year Credit Index was replaced by the Barclays US Government/Credit 1-3 Yr Index. The international equity index change was prompted by the change in benchmark to the Prudential International Equity Fund. The fixed income benchmark change allows the characteristics of the benchmark to be more in line with the currently available underlying short duration fixed income fulfillment within the Prudential Conservative Allocation Fund.

In light of these custom benchmark changes, the Prudential Jennison International Opportunities Fund and Prudential Short Duration Multi-Sector Bond Fund were added to the underlying fund lineup. Approximately 40% of the Fund’s international equity exposure was shifted to the Prudential Jennison International Opportunities Fund to provide further diversification within this asset class. The Prudential Short Duration Multi-Sector Bond Fund, which is benchmarked to the Barclays US Government/Credit 1-3 Yr Index, largely replaced the Prudential Short-Term Corporate Bond Fund as the Fund’s main short duration fulfillment.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•

The Fund’s overall asset class exposures generally remained in line with its overall strategic asset allocation targets, which underperformed the Conservative Customized Blend Index during the reporting period. The Fund’s performance was driven by its 42.0% exposure to US and international stocks.

•	On the whole, active management of the underlying portfolios had a positive impact on the Fund, although the portfolio underperformed the Conservative Customized Blend Index for the period.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	7

Your Fund’s Performance—Moderate Allocation Fund

(Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	7.91%	53.72%	89.97%	—
Class B	7.15	48.15	76.23	—
Class C	7.15	48.05	76.12	—
Class R	7.67	51.77	N/A	41.90% (1/12/07)
Class Z	8.22	55.69	94.52	—
Moderate Customized Blend Index	9.42	56.59	92.31	—
Russell 1000 Index	19.01	109.14	125.18	—
S&P 500 Index	19.70	107.21	117.93	—
Lipper Mixed-Asset Target Allocation Moderate Funds Average*	8.57	52.14	77.22	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	10.58	62.25	87.81	—

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	1.97%	7.75%	6.03%	—
Class B	2.15	8.03	5.83	—
Class C	6.15	8.16	5.82	—
Class R	7.67	8.70	N/A	4.64% (1/12/07)
Class Z	8.22	9.26	6.88	—
Moderate Customized Blend Index	9.42	9.38	6.76	—
Russell 1000 Index	19.01	15.90	8.46	—
S&P 500 Index	19.70	15.69	8.10	—
Lipper Mixed-Asset Target Allocation Moderate Funds Average*	8.57	8.71	5.84	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	10.58	10.12	6.45	—

*The Fund is compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe. The Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	7.91%	8.98%	6.63%	—
Class B	7.15	8.18	5.83	—
Class C	7.15	8.16	5.82	—
Class R	7.67	8.70	N/A	4.64% (1/12/07)
Class Z	8.22	9.26	6.88	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Moderate Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2004) and the account values at the end of the current fiscal year (September 30, 2014) as measured on a quarterly basis. The Moderate Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods

Prudential Asset Allocation Funds	9

Your Fund’s Performance (continued)

shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Moderate Customized Blend Index

The Moderate Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (43%), the Morgan Stanley Capital International All Country World (MSCI ACW) Index ex-US (15%), the Barclays US Aggregate Bond Index (19%), the Barclays US Government/Credit 1-3 Year Index (14%), the Standard & Poor’s (S&P) Developed Property Net Index (5%), and the Citigroup 3-Month T-Bill Index (4%). See page 12 for the definitions of each component index. The Moderate Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. The Moderate Customized Blend Index Closest Month-End to Inception cumulative total return is 46.78% for Class R. The Moderate Customized Blend Index Closest Month-End to Inception average annual total return is 5.08% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total return is 67.15% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total return is 6.85% for Class R.

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S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 64.27% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 6.61% for Class R.

Lipper Mixed-Asset Target Allocation Moderate Funds Average

The Lipper Mixed-Asset Target Allocation Moderate Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category for the periods noted. These are funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total return is 42.85% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 4.66% for Class R.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. These are funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total return is 45.90% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 4.94% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Prudential Asset Allocation Funds	11

Performance Target—Moderate Customized Blend

The Prudential Moderate Allocation Fund seeks to exceed a performance target—the Moderate Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2014, and their weightings in the Moderate Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The Barclays US Government/Credit 1-3 Year Index is considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The MSCI All Country World Index ex-US is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 23 developed and 21 emerging market country indexes.

The Russell 3000 Index is an unmanaged index which represents the US equity market—it covers about 98% of all investable stocks in the US.

The Standard & Poor’s (S&P) Developed Property Net Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

Investors cannot invest directly in an index or average.

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Strategy and Performance Overview

Prudential Moderate Allocation Fund

How did the Fund perform?

The Prudential Moderate Allocation Fund’s Class A shares returned 7.91% for the 12-month period ended September 30, 2014, underperforming the 9.42% gain of the Moderate Customized Blend Index (described on the previous page) and the 8.57% gain of the Lipper Mixed-Asset Target Allocation Moderate Funds Average.

What shifts in asset allocation were recommended during the reporting period?

On 12/27/13, the custom benchmark of the Fund was changed, as the MSCI® ACWI ex US Index replaced the MSCI® EAFE Index, and the BofA Merrill Lynch 1-3 Year Credit Index was replaced by the Barclays US Government/Credit 1-3 Yr Index. The international equity index change was prompted by the change in benchmark to the Prudential International Equity Fund. The fixed income benchmark change allows the characteristics of the benchmark to be more in line with the currently available underlying short duration fixed income fulfillment within the Prudential Moderate Allocation Fund.

In light of these custom benchmark changes, the Prudential Jennison International Opportunities Fund and Prudential Short Duration Multi-Sector Bond Fund were added to the underlying fund lineup. Approximately 40% of the Fund’s international equity exposure was shifted to the Prudential Jennison International Opportunities Fund to provide further diversification within this asset class. The Prudential Short Duration Multi-Sector Bond Fund, which is benchmarked to the Barclays US Government/Credit 1-3 Yr Index, replaced the Prudential Short-Term Corporate Bond Fund as the Fund’s main short duration fulfillment.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•

The Fund’s overall asset class exposures generally remained in line with its overall strategic asset allocation targets, which underperformed the Moderate Customized Blend Index during the period. The Fund’s performance was driven by its 67.0% exposure to US and international stocks.

•	On the whole, active management of the underlying portfolios had a positive impact on the Fund, although the portfolio underperformed the Moderate Customized Blend Index for the period.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	13

Your Fund’s Performance—Growth Allocation Fund

(Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	9.37%	65.92%	97.25%	—
Class B	8.55	59.83	83.00	—
Class C	8.61	59.87	83.23	—
Class R	9.07	63.92	N/A	36.53% (1/12/07)
Class Z	9.64	67.97	102.08	—
Growth Customized Blend Index	11.97	72.81	108.62	—
Russell 1000 Index	19.01	109.14	125.18	—
S&P 500 Index	19.70	107.21	117.93	—
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average	10.67	68.88	86.89	—

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	3.36%	9.41%	6.43%	—
Class B	3.55	9.69	6.23	—
Class C	7.61	9.84	6.24	—
Class R	9.07	10.39	N/A	4.12% (1/12/07)
Class Z	9.64	10.93	7.29	—
Growth Customized Blend Index	11.97	11.56	7.63	—
Russell 1000 Index	19.01	15.90	8.46	—
S&P 500 Index	19.70	15.69	8.10	—
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average	10.67	11.02	6.43	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	9.37%	10.66%	7.03%	—
Class B	8.55	9.83	6.23	—
Class C	8.61	9.84	6.24	—
Class R	9.07	10.39	N/A	4.12% (1/12/07)
Class Z	9.64	10.93	7.29	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Growth Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2004) and the account values at the end of the current fiscal year (September 30, 2014) as measured on a quarterly basis. The Growth Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Asset Allocation Funds	15

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Growth Customized Blend Index

The Growth Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (58%), the Morgan Stanley Capital International All Country World (MSCI ACW) Index ex-US (24%), the Barclays US Aggregate Bond Index (8%), the Standard & Poor’s (S&P) Developed Property Net Index (5%) and the Citigroup 3-Month T-Bill Index (5%). See page 18 for the definitions of each component index. The Growth Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. The Growth Customized Blend Index Closest Month-End to Inception cumulative total return is 47.50% for Class R. The Growth Customized Blend Index Closest Month-End to Inception average annual total return is 5.14% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total return is 67.15% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total return is 6.85% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 64.27% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 6.61% for Class R.

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Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average

The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds category for the periods noted. Funds in the Lipper Average are funds of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. An investment cannot be made directly in an index or average. All indexes and averages are unmanaged. Lipper Average Closest Month-End to Inception cumulative total return is 35.53% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 3.96% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Prudential Asset Allocation Funds	17

Performance Target—Growth Customized Blend

The Prudential Growth Allocation Fund seeks to exceed a performance target—the Growth Customized Blend Index—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2014, and their weightings in the Growth Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The MSCI All Country World Index ex-US is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. It comprises approximately 23 developed and 21 emerging market country indexes.

The Russell 3000 Index is an unmanaged index which represents the US equity market—it covers about 98% of all investable stocks in the US.

The Standard & Poor’s (S&P) Developed Property Net Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

Investors cannot invest directly in an index or average.

18	Visit our website at www.prudentialfunds.com

Strategy and Performance Overview

Prudential Growth Allocation Fund

How did the Fund perform?

The Prudential Growth Allocation Fund’s Class A shares returned 9.37% for the 12-month period ended September 30, 2014, underperforming the 11.97% gain of the Growth Customized Blend Index (described on the previous page) and the 10.67% gain of the Lipper Mixed-Asset Target Allocation Growth Aggressive Funds Average.

What shifts in asset allocation were recommended during the reporting period?

On 12/27/13, the custom benchmark of the Fund was changed, as the MSCI® ACWI ex US Index replaced the MSCI® EAFE Index, and the BofA Merrill Lynch 1-3 Year Credit Index was replaced by the Barclays US Government/Credit 1-3 Yr Index. The international equity index change was prompted by the change in benchmark to the Prudential International Equity Fund. The fixed income benchmark change allows the characteristics of the benchmark to be more in line with the currently available underlying short duration fixed income fulfillment within the Prudential Growth Allocation Fund.

In light of these custom benchmark changes, the Prudential Jennison International Opportunities Fund and Prudential Short Duration Multi-Sector Bond Fund were added to the underlying fund lineup. Approximately 40% of the Fund’s international equity exposure was shifted to the Prudential Jennison International Opportunities Fund to provide further diversification within this asset class. The Prudential Short Duration Multi-Sector Bond Fund, which is benchmarked to the Barclays US Government/Credit 1-3 Yr Index, replaced the Prudential Short-Term Corporate Bond Fund as the Fund’s main short duration fulfillment.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•

The Fund’s overall asset class exposures generally remained in line with its overall strategic asset allocation targets, which underperformed the Growth Customized Blend Index during the period. The Fund’s performance was driven by its 92.0% exposure to US and international stocks.

•	On the whole, active management of the underlying portfolios had a negative impact on the Fund, contributing to underperformance versus the Growth Customized Blend Index during the reporting period.

Did the Fund use derivatives and how did they affect performance?

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	19

Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on April 1, 2014, at the beginning of the period, and held through the six-month period ended September 30, 2014. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you

20	Visit our website at www.prudentialfunds.com

own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Conservative Allocation Fund		Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,011.30	1.56%	$7.88
	Hypothetical	$1,000.00	$1,017.24	1.56%	$7.90

Class B	Actual	$1,000.00	$1,007.70	2.31%	$11.64
	Hypothetical	$1,000.00	$1,013.48	2.31%	$11.67

Class C	Actual	$1,000.00	$1,007.70	2.31%	$11.64
	Hypothetical	$1,000.00	$1,013.48	2.31%	$11.67

Class R	Actual	$1,000.00	$1,010.10	1.81%	$9.13
	Hypothetical	$1,000.00	$1,015.98	1.81%	$9.16

Class Z	Actual	$1,000.00	$1,013.30	1.31%	$6.62
	Hypothetical	$1,000.00	$1,018.49	1.31%	$6.64

Prudential Asset Allocation Funds	21

Fees and Expenses (continued)

Prudential Moderate Allocation Fund		Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,013.40	1.69%	$8.53
	Hypothetical	$1,000.00	$1,016.60	1.69%	$8.54

Class B	Actual	$1,000.00	$1,010.10	2.44%	$12.30
	Hypothetical	$1,000.00	$1,012.84	2.44%	$12.31

Class C	Actual	$1,000.00	$1,009.40	2.44%	$12.29
	Hypothetical	$1,000.00	$1,012.84	2.44%	$12.31

Class R	Actual	$1,000.00	$1,012.70	1.94%	$9.79
	Hypothetical	$1,000.00	$1,015.34	1.94%	$9.80

Class Z	Actual	$1,000.00	$1,014.70	1.44%	$7.27
	Hypothetical	$1,000.00	$1,017.85	1.44%	$7.28

Prudential Growth Allocation Fund		Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,011.60	1.84%	$9.26
	Hypothetical	$1,000.00	$1,015.86	1.84%	$9.28

Class B	Actual	$1,000.00	$1,007.80	2.59%	$13.02
	Hypothetical	$1,000.00	$1,012.10	2.59%	$13.04

Class C	Actual	$1,000.00	$1,007.80	2.59%	$13.02
	Hypothetical	$1,000.00	$1,012.10	2.59%	$13.04

Class R	Actual	$1,000.00	$1,009.90	2.09%	$10.51
	Hypothetical	$1,000.00	$1,014.61	2.09%	$10.54

Class Z	Actual	$1,000.00	$1,012.70	1.59%	$8.00
	Hypothetical	$1,000.00	$1,017.12	1.59%	$8.02

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2014, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

22	Visit our website at www.prudentialfunds.com

Each Fund’s annual expense ratios for the year ended September 30, 2014, are as follows:

Conservative Allocation Fund

Class	Gross Operating Expenses	Net Operating Expenses
A	1.61%	1.56%
B	2.31	2.31
C	2.31	2.31
R	2.06	1.81
Z	1.31	1.31

Moderate Allocation Fund

Class	Gross Operating Expenses	Net Operating Expenses
A	1.71%	1.66%
B	2.41	2.41
C	2.41	2.41
R	2.16	1.91
Z	1.41	1.41

Growth Allocation Fund

Class	Gross Operating Expenses	Net Operating Expenses
A	2.00%	1.85%
B	2.70	2.60
C	2.70	2.60
R	2.41	2.07
Z	1.70	1.60

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. These expenses include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Asset Allocation Funds	23

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Absolute Return Bond Fund (Class Q)	911,515	$8,923,730
Prudential Global Real Estate Fund (Class Q)	378,793	8,841,040
Prudential Government Income Fund (Class Z)	943,183	9,026,258
Prudential High Yield Fund (Class Q)	526,118	2,977,827
Prudential International Equity Fund (Class Z)	1,249,719	9,347,896
Prudential Jennison 20/20 Focus Fund (Class Q)	76,848	1,479,329
Prudential Jennison Equity Opportunity Fund (Class Z)	133,415	2,951,141
Prudential Jennison Growth Fund (Class Z)	24,345	750,064
Prudential Jennison International Opportunities Fund (Class Z)*	488,289	6,303,817
Prudential Jennison Market Neutral Fund (Class Z)*	324,415	2,952,181
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	105,794	4,412,666
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	5,554	296,199
Prudential Jennison Small Company Fund, Inc. (Class Q)	99,013	2,894,157
Prudential Jennison Value Fund (Class Q)	140,499	3,100,816
Prudential Large-Cap Core Equity Fund (Class Z)	448,958	7,380,869
Prudential Mid-Cap Value Fund (Class Q)	216,655	4,567,082
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	3,721,221	37,063,357
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	657,535	7,416,998
Prudential Small-Cap Value Fund (Class Q)	125,786	2,330,811
Prudential Strategic Value Fund (Class Z)	440,480	6,915,543
Prudential Total Return Bond Fund (Class Q)	1,138,754	16,306,959

TOTAL LONG-TERM INVESTMENTS (cost $122,163,480)		146,238,740

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,347,368; Note 3)	1,347,368	1,347,368

TOTAL INVESTMENTS(a) 100.0% (cost $123,510,848; Note 5)		147,586,108
Liabilities in excess of other assets		(39,827)

NET ASSETS 100.0%		$147,546,281

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	25

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2014 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$146,238,740	$—	$—
Affiliated Money Market Mutual Fund	1,347,368	—	—

Total	$147,586,108	$—	$—

The investment allocation of investments and liabilities in excess of other assets shown as percentage of net assets as of September 30, 2014 were as follows (Unaudited):

Multi-Sector Debt	42.2%
International	10.6
Large-Cap Core	8.0
Large-Cap Value	6.8
U.S. Government Debt	6.1
Global Real Estate	6.0
Large/Mid-Cap Growth	5.5
Short-Term Debt	5.0
Small/Mid-Cap Value	4.7
High Yield	2.0
Small-Cap Core	2.0
Natural Resources	0.2

99.1
Short-Term Investment	0.9

100.0%

See Notes to Financial Statements.

26

Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Absolute Return Bond Fund (Class Q)	928,183	$9,086,908
Prudential Global Real Estate Fund (Class Q)	463,819	10,825,535
Prudential Government Income Fund (Class Z)	380,441	3,640,825
Prudential High Yield Fund (Class Q)	321,148	1,817,698
Prudential International Equity Fund (Class Z)	2,300,744	17,209,564
Prudential Jennison 20/20 Focus Fund (Class Q)	188,173	3,622,334
Prudential Jennison Equity Opportunity Fund (Class Z)	325,991	7,210,930
Prudential Jennison Growth Fund (Class Z)	58,914	1,815,125
Prudential Jennison International Opportunities Fund (Class Z)*	892,451	11,521,545
Prudential Jennison Market Neutral Fund (Class Z)*	595,759	5,421,410
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	215,614	8,993,276
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	6,761	360,585
Prudential Jennison Small Company Fund, Inc. (Class Q)	244,400	7,143,800
Prudential Jennison Value Fund (Class Q)	334,300	7,378,010
Prudential Large-Cap Core Equity Fund (Class Z)	823,469	13,537,832
Prudential Mid-Cap Value Fund (Class Q)	564,186	11,893,036
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	2,241,840	22,328,722
Prudential Small-Cap Value Fund (Class Q)	202,244	3,747,584
Prudential Strategic Value Fund (Class Z)	941,856	14,787,137
Prudential Total Return Bond Fund (Class Q)	1,140,661	16,334,271

TOTAL LONG-TERM INVESTMENTS (cost $136,340,375)		178,676,127

SHORT-TERM INVESTMENT 0.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,657,917; Note 3)	1,657,917	1,657,917

TOTAL INVESTMENTS(a) 100.0% (cost $137,998,292; Note 5)		180,334,044
Other assets in excess of liabilities		52,977

NET ASSETS 100.0%		$180,387,021

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	27

Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2014 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$178,676,127	$—	$—
Affiliated Money Market Mutual Fund	1,657,917	—	—

Total	$180,334,044	$—	$—

The investment allocation of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2014 were as follows (Unaudited):

Multi-Sector Debt	26.5%
International	15.9
Large-Cap Core	12.5
Large-Cap Value	12.3
Large/Mid-Cap Growth	10.0
Small/Mid-Cap Value	8.7
Global Real Estate	6.0
Small-Cap Core	4.0
U.S. Government Debt	2.0
High Yield	1.0
Natural Resources	0.2

99.1
Short-Term Investment	0.9

100.0%

See Notes to Financial Statements.

28

Prudential Growth Allocation Fund

Portfolio of Investments

as of September 30, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Absolute Return Bond Fund (Class Q)	101,857	$997,178
Prudential Global Real Estate Fund (Class Q)	251,466	5,869,218
Prudential Government Income Fund (Class Z)	982	9,399
Prudential International Equity Fund (Class Z)	1,938,531	14,500,215
Prudential Jennison 20/20 Focus Fund (Class Q)	152,513	2,935,879
Prudential Jennison Equity Opportunity Fund (Class Z)	309,091	6,837,095
Prudential Jennison Growth Fund (Class Z)	31,835	980,822
Prudential Jennison International Opportunities Fund (Class Z)*	748,654	9,665,122
Prudential Jennison Market Neutral Fund (Class Z)*	430,212	3,914,927
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)*	116,916	4,876,585
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	3,497	186,507
Prudential Jennison Small Company Fund, Inc. (Class Q)	149,879	4,380,974
Prudential Jennison Value Fund (Class Q)	270,194	5,963,183
Prudential Large-Cap Core Equity Fund (Class Z)	643,663	10,581,823
Prudential Mid-Cap Value Fund (Class Q)	301,927	6,364,626
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	58,413	581,789
Prudential Small-Cap Value Fund (Class Q)	235,256	4,359,287
Prudential Strategic Value Fund (Class Z)	697,660	10,953,257
Prudential Total Return Bond Fund (Class Q)	194,054	2,778,849

TOTAL LONG-TERM INVESTMENTS (cost $68,166,746)		96,736,735

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $984,919; Note 3)	984,919	984,919

TOTAL INVESTMENTS(a) 100.2% (cost $69,151,665; Note 5)		97,721,654
Liabilities in excess of other assets (0.2)%		(161,535)

NET ASSETS 100.0%		$97,560,119

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	29

Prudential Growth Allocation Fund

Portfolio of Investments

as of September 30, 2014 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$96,736,735	$—	$—
Affiliated Money Market Mutual Fund	984,919	—	—

Total	$97,721,654	$—	$—

The investment allocation of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2014 were as follows (Unaudited):

International	24.8%
Large-Cap Core	17.9
Large-Cap Value	17.3
Large/Mid-Cap Growth	13.0
Small/Mid-Cap Value	11.0
Global Real Estate	6.0
Small-Cap Core	4.5
Multi-Sector Debt	4.5
Natural Resources	0.2

99.2
Short-Term Investment	1.0
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

30

Prudential Conservative Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2014

Assets
Affiliated investments (cost $123,510,848)	$147,586,108
Receivable for investments sold	385,000
Receivable for Fund shares sold	233,083
Dividends receivable	188,279
Prepaid expenses	661

Total assets	148,393,131

Liabilities
Payable for investments purchased	419,655
Payable for Fund shares reacquired	226,459
Accrued expenses	93,925
Distribution fee payable	73,186
Management fee payable	24,513
Affiliated transfer agent fee payable	9,112

Total liabilities	846,850

Net Assets	$147,546,281

Net assets were comprised of:
Common stock, at par	$11,116
Paid-in capital in excess of par	120,365,991

120,377,107
Undistributed net investment income	250,701
Accumulated net realized gain on investment transactions	2,843,213
Net unrealized appreciation on investments	24,075,260

Net assets, September 30, 2014	$147,546,281

See Notes to Financial Statements.

Prudential Asset Allocation Funds	31

Prudential Conservative Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2014 continued

Class A
Net asset value and redemption price per share ($72,291,653 ÷ 5,435,991 shares of common stock issued and outstanding)	$13.30
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price to public	$14.07

Class B
Net asset value, offering price and redemption price per share ($40,863,295 ÷ 3,086,870 shares of common stock issued and outstanding)	$13.24

Class C
Net asset value, offering price and redemption price per share ($28,723,672 ÷ 2,169,061 shares of common stock issued and outstanding)	$13.24

Class R
Net asset value, offering price and redemption price per share ($95,026 ÷ 7,124 shares of common stock issued and outstanding)	$13.34

Class Z
Net asset value, offering price and redemption price per share ($5,572,635 ÷ 417,197 shares of common stock issued and outstanding)	$13.36

See Notes to Financial Statements.

32

Prudential Moderate Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2014

Assets
Affiliated investments (cost $137,998,292)	$180,334,044
Receivable for investments sold	575,000
Receivable for Fund shares sold	197,426
Dividends receivable	129,600
Prepaid expenses	661

Total assets	181,236,731

Liabilities
Payable for investments purchased	516,078
Payable for Fund shares reacquired	100,550
Accrued expenses	96,920
Distribution fee payable	89,403
Management fee payable	30,213
Affiliated transfer agent fee payable	16,546

Total liabilities	849,710

Net Assets	$180,387,021

Net assets were comprised of:
Common stock, at par	$11,938
Paid-in capital in excess of par	134,011,328

134,023,266
Undistributed net investment income	508,916
Accumulated net realized gain on investment transactions	3,519,087
Net unrealized appreciation on investments	42,335,752

Net assets, September 30, 2014	$180,387,021

See Notes to Financial Statements.

Prudential Asset Allocation Funds	33

Prudential Moderate Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2014 continued

Class A
Net asset value and redemption price per share ($93,751,849 ÷ 6,178,396 shares of common stock issued and outstanding)	$15.17
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price to public	$16.05

Class B
Net asset value, offering price and redemption price per share ($53,126,641 ÷ 3,533,357 shares of common stock issued and outstanding)	$15.04

Class C
Net asset value, offering price and redemption price per share ($29,564,057 ÷ 1,966,857 shares of common stock issued and outstanding)	$15.03

Class R
Net asset value, offering price and redemption price per share ($177,049 ÷ 11,719 shares of common stock issued and outstanding)	$15.11

Class Z
Net asset value, offering price and redemption price per share ($3,767,425 ÷ 247,879 shares of common stock issued and outstanding)	$15.20

See Notes to Financial Statements.

34

Prudential Growth Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2014

Assets
Affiliated investments (cost $69,151,665)	$97,721,654
Receivable for investments sold	210,000
Receivable for Fund shares sold	55,469
Dividends receivable	12,027
Due from Manager	3,285
Prepaid expenses	662

Total assets	98,003,097

Liabilities
Payable for investments purchased	241,426
Accrued expenses	97,691
Distribution fee payable	45,725
Payable for Fund shares reacquired	43,462
Affiliated transfer agent fee payable	14,674

Total liabilities	442,978

Net Assets	$97,560,119

Net assets were comprised of:
Common stock, at par	$5,691
Paid-in capital in excess of par	70,159,180

70,164,871
Undistributed net investment income	141,821
Accumulated net realized loss on investment transactions	(1,316,562)
Net unrealized appreciation on investments	28,569,989

Net assets, September 30, 2014	$97,560,119

See Notes to Financial Statements.

Prudential Asset Allocation Funds	35

Prudential Growth Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2014 continued

Class A
Net asset value and redemption price per share ($56,293,441 ÷ 3,233,616 shares of common stock issued and outstanding)	$17.41
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price to public	$18.42

Class B
Net asset value, offering price and redemption price per share ($27,928,680 ÷ 1,666,096 shares of common stock issued and outstanding)	$16.76

Class C
Net asset value, offering price and redemption price per share ($11,858,169 ÷ 706,837 shares of common stock issued and outstanding)	$16.78

Class R
Net asset value, offering price and redemption price per share ($3,290 ÷ 190.5 shares of common stock issued and outstanding)	$17.27

Class Z
Net asset value, offering price and redemption price per share ($1,476,539 ÷ 83,842 shares of common stock issued and outstanding)	$17.61

See Notes to Financial Statements.

36

Prudential Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2014

Net Investment Income
Affiliated dividend income	$3,111,797

Expenses
Management fee	285,157
Distribution fee—Class A	199,435
Distribution fee—Class B	438,016
Distribution fee—Class C	262,498
Distribution fee—Class R	570
Transfer agent’s fees and expenses (including affiliated expense of $40,700)	139,000
Registration fees	71,000
Custodian’s fees and expenses	70,000
Audit fee	23,000
Shareholders’ reports	20,000
Legal fees and expenses	16,000
Directors’ fees	16,000
Insurance expenses	1,000
Miscellaneous	11,274

Total expenses	1,552,950
Less: Distribution fee waiver—Class A	(33,161)
Distribution fee waiver—Class R	(190)

Net expenses	1,519,599

Net investment income	1,592,198

Realized And Unrealized Gain On Affiliated Investments
Net realized gain on investment transactions	2,976,130
Net capital gain distributions received	1,677,360

4,653,490
Net change in unrealized appreciation (depreciation) on investments	901,882

Net gain on investment transactions	5,555,372

Net Increase In Net Assets Resulting From Operations	$7,147,570

See Notes to Financial Statements.

Prudential Asset Allocation Funds	37

Prudential Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2014

Net Investment Income
Affiliated dividend income	$3,031,240

Expenses
Management fee	354,777
Distribution fee—Class A	268,704
Distribution fee—Class B	563,017
Distribution fee—Class C	281,176
Distribution fee—Class R	1,257
Transfer agent’s fees and expenses (including affiliated expense of $71,000)	208,000
Custodian’s fees and expenses	72,000
Registration fees	69,000
Shareholders’ reports	26,000
Audit fee	22,000
Directors’ fees	18,000
Legal fees and expenses	16,000
Insurance expenses	1,000
Miscellaneous	13,216

Total expenses	1,914,147
Less: Distribution fee waiver—Class A	(44,676)
Distribution fee waiver—Class R	(419)

Net expenses	1,869,052

Net investment income	1,162,188

Realized And Unrealized Gain On Affiliated Investments
Net realized gain on investment transactions	5,778,560
Net capital gain distributions received	3,547,616

9,326,176
Net change in unrealized appreciation (depreciation) on investments	2,094,064

Net gain on investment transactions	11,420,240

Net Increase In Net Assets Resulting From Operations	$12,582,428

See Notes to Financial Statements.

38

Prudential Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2014

Net Investment Income
Affiliated dividend income	$1,182,749

Expenses
Management fee	192,673
Distribution fee—Class A	157,748
Distribution fee—Class B	308,216
Distribution fee—Class C	116,248
Distribution fee—Class R	24
Transfer agent’s fees and expenses (including affiliated expense of $61,100)	157,000
Custodian’s fees and expenses	70,000
Registration fees	66,000
Audit fee	22,000
Shareholders’ reports	22,000
Legal fees and expenses	16,000
Directors’ fees	16,000
Insurance expenses	1,000
Miscellaneous	14,220

Total expenses	1,159,129
Less: Expense subsidy	(95,197)
Distribution fee waiver—Class A	(26,226)
Distribution fee waiver—Class R	(8)

Net expenses	1,037,698

Net investment income	145,051

Realized And Unrealized Gain On Affiliated Investments
Net capital gain distributions received	2,578,231
Net realized gain on investment transactions	2,428,835

5,007,066
Net change in unrealized appreciation (depreciation) on investments	2,927,627

Net gain on investment transactions	7,934,693

Net Increase In Net Assets Resulting From Operations	$8,079,744

See Notes to Financial Statements.

Prudential Asset Allocation Funds	39

Prudential Conservative Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,592,198	$1,785,957
Net realized gain on investment transactions	2,976,130	2,878,813
Net capital gain distributions received	1,677,360	1,067,867
Net change in unrealized appreciation (depreciation) on investments	901,882	3,163,064

Net increase in net assets resulting from operations	7,147,570	8,895,701

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,099,908)	(1,263,704)
Class B	(407,131)	(635,394)
Class C	(228,514)	(272,201)
Class R	(982)	(1,021)
Class Z	(120,406)	(118,603)

	(1,856,941)	(2,290,923)

Distributions from net realized gains
Class A	(1,181,328)	—
Class B	(784,333)	—
Class C	(439,030)	—
Class R	(1,211)	—
Class Z	(116,617)	—

	(2,522,519)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	35,624,815	31,677,484
Net asset value of shares issued in reinvestment of dividends and distributions	3,963,058	2,080,060
Cost of shares reacquired	(31,323,168)	(27,034,137)

Net increase in net assets from Fund share transactions	8,264,705	6,723,407

Total increase	11,032,815	13,328,185

Net Assets:
Beginning of year	136,513,466	123,185,281

End of year(a)	$147,546,281	$136,513,466

(a) Includes undistributed net investment income of:	$250,701	$270,894

See Notes to Financial Statements.

40

Prudential Moderate Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,162,188	$1,327,833
Net realized gain on investment transactions	5,778,560	5,394,255
Net capital gain distributions received	3,547,616	1,522,562
Net change in unrealized appreciation (depreciation) on investments	2,094,064	10,153,501

Net increase in net assets resulting from operations	12,582,428	18,398,151

Dividends from net investment income (Note 1)
Class A	(941,007)	(1,314,191)
Class B	(212,126)	(629,146)
Class C	(102,518)	(228,181)
Class R	(1,344)	(54)
Class Z	(36,515)	(64,269)

	(1,293,510)	(2,235,841)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	29,216,856	23,173,388
Net asset value of shares issued in reinvestment of dividends and distributions	1,242,072	2,132,302
Cost of shares reacquired	(25,163,850)	(23,764,080)

Net increase in net assets from Fund share transactions	5,295,078	1,541,610

Total increase	16,583,996	17,703,920

Net Assets:
Beginning of year	163,803,025	146,099,105

End of year(a)	$180,387,021	$163,803,025

(a) Includes undistributed net investment income of:	$508,916	$129,507

See Notes to Financial Statements.

Prudential Asset Allocation Funds	41

Prudential Growth Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$145,051	$256,460
Net capital gain distributions received	2,578,231	765,997
Net realized gain on investment transactions	2,428,835	2,843,649
Net change in unrealized appreciation (depreciation) on investments	2,927,627	10,039,035

Net increase in net assets resulting from operations	8,079,744	13,905,141

Dividends from net investment income (Note 1)
Class A	(323,022)	(346,273)
Class B	—	(62,028)
Class C	—	(19,612)
Class R	(13)	(17)
Class Z	(9,432)	(10,499)

	(332,467)	(438,429)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	14,023,338	11,051,419
Net asset value of shares issued in reinvestment of dividends and distributions	322,730	423,677
Cost of shares reacquired	(12,638,320)	(12,562,253)

Net increase (decrease) in net assets from Fund share transactions	1,707,748	(1,087,157)

Total increase	9,455,025	12,379,555

Net Assets:
Beginning of year	88,105,094	75,725,539

End of year(a)	$97,560,119	$88,105,094

(a) Includes undistributed net investment income of:	$141,821	$—

See Notes to Financial Statements.

42

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Prudential Jennison Equity Opportunity Fund, Prudential Jennison Growth Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Conservative Allocation Fund (“Conservative Allocation Fund”), Prudential Moderate Allocation Fund (“Moderate Allocation Fund”) and Prudential Growth Allocation Fund (“Growth Allocation Fund”) which are non-diversified. These financial statements relate to the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (collectively referred to as the “Allocation Funds”).

The Conservative Allocation Fund’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Fund’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Fund’s investment objective is long-term capital appreciation. Each Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the Prudential mutual fund family (each, an underlying fund). Each Fund in the Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Company and the Allocation Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Allocation Funds hold securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for

Prudential Asset Allocation Funds	43

Notes to Financial Statements

continued

supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Allocation Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each of the Allocation Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolios of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchanged-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are

44

classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset

Prudential Asset Allocation Funds	45

Notes to Financial Statements

continued

values of those funds. The Company’s expenses are allocated to the respective portfolio on the basis of relative net assets except the expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Fund and annually by the Moderate Allocation Fund and the Growth Allocation Fund. Each Allocation Fund declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Allocation Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Allocation Funds with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with

46

the management of the Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Allocation Funds. PI pays for the services of QMA, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Allocation Funds. The Allocation Funds bear all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .20% of each of the Allocation Funds’ average daily net assets.

The Allocation Funds have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Allocation Funds. The Allocation Funds compensate PIMS for distributing and servicing the Allocation Funds’ Class A, B, C and R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Allocation Funds.

Pursuant to the Class A, B, C and R Plans, the Allocation Funds compensate PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through January 31, 2016 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PI has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Allocation Funds to .50% of each Allocation Funds’ average daily net assets.

PIMS has advised the Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2014. These amounts were as follows:

Fund	Class A
Conservative Allocation Fund	$282,376
Moderate Allocation Fund	373,658
Growth Allocation Fund	255,213

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Asset Allocation Funds	47

Notes to Financial Statements

continued

PIMS has advised the Allocation Funds of its receipt of contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders for the year ended September 30, 2014. These amounts were as follows:

Fund	Class A	Class B	Class C
Conservative Allocation Fund	$58	$50,626	$11,652
Moderate Allocation Fund	112	59,011	3,998
Growth Allocation Fund	100	34,971	1,504

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Allocation Funds invest in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Investments in Affiliated Issuers

A summary of cost of purchases and proceeds of sales of shares of affiliated registered investment companies, other than short-term investments, for the year ended September 30, 2014 is presented as follows:

Conservative Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Absolute Return Bond Fund (Class Q)	$8,239,741	$1,142,421	$—	$(480,000)	$288,905	$—	$8,923,730

48

Conservative Allocation Fund (cont’d):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Global Real Estate Fund (Class Q)	$6,788,101	$2,746,910	$—	$(942,000)	$131,910	$—	$8,841,040
Prudential Government Income Fund (Class Z)	8,086,564	1,337,008	—	(480,000)	136,879	50,115	9,026,258
Prudential High Yield Fund (Class Q)	2,754,676	467,479	—	(250,000)	$187,489	—	$2,977,827
Prudential International Equity Fund (Class Z)	14,277,510	2,358,471	—	(7,626,000)	333,471	—	9,347,896
Prudential Jennison 20/20 Focus Fund (Class Q)	1,361,731	319,353	—	(185,000)	2,811	184,542	1,479,329
Prudential Jennison Equity Opportunity Fund (Class Z)	2,721,196	348,789	—	(395,000)	12,490	96,299	2,951,141
Prudential Jennison Growth Fund (Class Z)	1,644,226	639,399	—	(1,757,000)	342	74,057	750,064
Prudential Jennison International Opportunities Fund (Class Z)	—	6,695,000	—	(210,000)	—	—	6,303,817
Prudential Jennison Market Neutral Fund (Class Z)	4,105,996	625,000	—	(1,520,000)	—	—	2,952,181
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	4,107,338	539,230	—	(555,000)	—	104,230	4,412,666
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	283,233	67,000	—	(67,000)	—	—	296,199
Prudential Jennison Small Company Fund, Inc. (Class Q)	2,064,758	1,138,736	—	(335,000)	14,261	179,475	2,894,157
Prudential Jennison Value Fund (Class Q)	2,863,438	266,039	—	(445,000)	26,039	—	3,100,816
Prudential Large-Cap Core Equity Fund (Class Z)	6,665,052	1,699,846	—	(1,665,000)	64,627	450,218	7,380,869
Prudential Mid-Cap Value Fund (Class Q)	2,740,760	2,197,705	—	(618,000)	47,468	380,237	4,567,082
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	—	38,744,831	—	(1,580,000)	505,307	—	37,063,357
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	46,417,407	2,698,636	—	(41,820,000)	708,768	—	7,416,998
Prudential Small-Cap Value Fund (Class Q)	—	75,000	1,081,702	—	—	—	2,330,811
Prudential Small-Cap Value Fund (Class Z)	2,055,972	444,260	(1,081,702)	(289,000)	39,035	70,225	—

Prudential Asset Allocation Funds	49

Notes to Financial Statements

continued

Conservative Allocation Fund (cont’d):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Strategic Value Fund (Class Z)	$7,639,938	$775,536	$—	$(2,603,000)	$72,574	$87,962	$6,915,543
Prudential Total Return Bond Fund (Class Q)	10,433,700	6,774,744	—	(1,170,000)	536,966	—	16,306,959

Total	$135,251,337	$72,101,393	$—	$(64,992,000)	$3,109,342	$1,677,360	$146,238,740

Moderate Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Absolute Return Bond Fund (Class Q)	$8,243,629	$988,281	$—	$(165,000)	$299,760	$—	$9,086,908
Prudential Global Real Estate Fund (Class Q)	8,168,569	2,826,887	—	(505,000)	161,887	—	10,825,535
Prudential Government Income Fund (Class Z)	3,303,290	376,310	—	(75,000)	55,828	20,471	3,640,825
Prudential High Yield Fund (Class Q)	1,675,480	158,685	—	(20,000)	116,685	—	1,817,698
Prudential International Equity Fund (Class Z)	25,306,088	4,183,992	—	(12,885,000)	608,992	—	17,209,564
Prudential Jennison 20/20 Focus Fund (Class Q)	3,267,894	699,525	—	(315,000)	6,820	447,705	3,622,334
Prudential Jennison Equity Opportunity Fund (Class Z)	6,532,519	423,563	—	(420,000)	30,259	233,303	7,210,930
Prudential Jennison Growth Fund (Class Z)	3,592,697	543,498	—	(2,845,000)	638	137,860	1,815,125
Prudential Jennison International Opportunities Fund (Class Z)	—	12,625,000	—	(765,000)	—	—	11,521,545
Prudential Jennison Market Neutral Fund (Class Z)	6,568,537	1,110,000	—	(1,825,000)	—	—	5,421,410
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	8,231,264	962,393	—	(860,000)	—	212,393	8,993,276

50

Moderate Allocation Fund (cont’d):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	$339,507	$50,000	$—	$(45,000)	$—	$—	$360,585
Prudential Jennison Small Company Fund, Inc. (Class Q)	4,924,899	2,628,257	—	(459,000)	34,837	438,421	7,143,800
Prudential Jennison Value Fund (Class Q)	6,708,891	176,723	—	(510,000)	61,723	—	7,378,010
Prudential Large-Cap Core Equity Fund (Class Z)	13,733,700	2,231,176	—	(3,795,000)	121,909	849,267	13,537,832
Prudential Mid-Cap Value Fund (Class Q)	5,731,943	6,297,611	—	(640,000)	105,169	842,441	11,893,036
Prudential Short Duration Multi-Sector Bond Fund (Class Q)	—	23,308,424	—	(920,000)	313,712	—	22,328,722
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	26,608,810	1,398,697	—	(28,125,901)	322,242	—	—
Prudential Small-Cap Value Fund (Class Q)	—	70,000	1,605,466	—	—	—	3,747,584
Prudential Small-Cap Value Fund (Class Z)	4,949,667	862,247	(1,605,466)	(2,369,000)	94,764	170,483	—
Prudential Strategic Value Fund (Class Z)	14,867,715	701,180	—	(3,094,000)	155,908	195,272	14,787,137
Prudential Total Return Bond Fund (Class Q)	9,401,868	7,591,988	—	(930,000)	535,861	—	16,334,271

Total	$162,156,967	$70,214,437	$—	$(61,567,901)	$3,026,994	$3,547,616	$178,676,127

Growth Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Absolute Return Bond Fund (Class Q)	$803,947	$267,109	$—	$(75,000)	$32,261	$—	$997,178
Prudential Global Real Estate Fund (Class Q)	4,410,977	1,521,389	—	(245,000)	86,389	—	5,869,218
Prudential Government Income Fund, Inc. (Class Z)	195,705	2,857	—	(190,000)	1,645	1,213	9,399
Prudential International Equity Fund (Class Z)	21,583,287	2,861,090	—	(10,475,000)	496,090	—	14,500,215
Prudential Jennison 20/20 Focus Fund (Class Q)	2,652,030	593,318	—	(275,000)	5,677	372,642	2,935,879

Prudential Asset Allocation Funds	51

Notes to Financial Statements

continued

Growth Allocation Fund (cont’d):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Jennison Equity Opportunity Fund (Class Z)	$6,166,917	$451,586	$—	$(420,000)	$28,884	$222,701	$6,837,095
Prudential Jennison Growth Fund (Class Z)	1,939,056	222,356	—	(1,470,000)	333	72,023	980,822
Prudential Jennison International Opportunities Fund (Class Z)	—	10,345,000	—	(385,000)	—	—	9,665,122
Prudential Jennison Market Neutral Fund (Class Z)	4,432,405	855,000	—	(1,075,000)	—	—	3,914,927
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	5,314,488	547,217	—	(1,425,000)	—	137,217	4,876,585
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	178,073	15,000	—	(15,000)	—	—	186,507
Prudential Jennison Small Company Fund, Inc. (Class Q)	3,985,098	649,753	—	(325,000)	28,322	356,431	4,380,974
Prudential Jennison Value Fund (Class Q)	5,377,097	149,959	—	(370,000)	49,959	—	5,963,183
Prudential Large-Cap Core Equity Fund (Class Z)	9,608,230	1,134,906	—	(1,185,000)	98,527	686,379	10,581,823
Prudential Mid-Cap Value Fund (Class Q)	3,540,247	2,855,226	—	(320,000)	57,182	458,044	6,364,626
Prudential Short Duration Multi-Sector Bond Fund, Inc. (Class Q)	—	583,148	—	—	8,156	—	581,789
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	879,668	448,468	—	(1,332,577)	14,734	—	—
Prudential Small-Cap Value Fund (Class Q)	—	90,000	2,082,828	—	—	—	4,359,287
Prudential Small-Cap Value Fund (Class Z)	3,987,739	467,484	(2,082,828)	(280,000)	77,699	139,784	—
Prudential Strategic Value Fund (Class Z)	10,231,393	1,437,561	—	(2,270,000)	105,764	131,797	10,953,257
Prudential Total Return Bond Fund (Class Q)	1,995,868	1,362,198	—	(630,000)	90,911	—	2,778,849

Total	$87,282,225	$26,860,625	$—	$(22,762,577)	$1,182,533	$2,578,231	$96,736,735

52

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain (loss) on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, and accumulated net realized gain (loss) on investment transactions. For the year ended September 30, 2014, the adjustments were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss
Conservative Allocation Fund(a)	$244,550	$(244,550)
Moderate Allocation Fund(a)	510,731	(510,731)
Growth Allocation Fund(a)	354,327	(354,327)

(a)	Reclassification of distributions.

For the year ended September 30, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$2,085,678	$2,293,782
Moderate Allocation Fund	1,293,510	—
Growth Allocation Fund	332,467	—

For the year ended September 30, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income
Conservative Allocation Fund	$2,290,923
Moderate Allocation Fund	2,235,841
Growth Allocation Fund	438,429

Prudential Asset Allocation Funds	53

Notes to Financial Statements

continued

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Conservative Allocation Fund	$405,854	$3,719,502
Moderate Allocation Fund	508,916	6,141,345
Growth Allocation Fund	141,821	800,864

The United States federal income tax basis and net unrealized appreciation of the Funds’ investments as of September 30, 2014 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
Conservative Allocation Fund	$124,542,290	$23,694,424	$(650,606)	$23,043,818
Moderate Allocation Fund	140,620,551	40,699,647	(986,154)	39,713,493
Growth Allocation Fund	71,269,091	27,091,792	(639,229)	26,452,563

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

The Allocation Funds utilized capital loss carryforwards to offset net taxable capital gains realized in the fiscal year ended September 30, 2014 of approximately:

Conservative Allocation Fund	$—
Moderate Allocation Fund	2,584,000
Growth Allocation Fund	3,557,000

Management has analyzed the Company’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Allocation Funds’ financial statements for the current reporting period. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Company offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who

54

purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Allocation Funds to one or more other share classes of the Allocation Funds as presented in the table of transactions in shares of common stock.

There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series. Each of the Allocation Funds, comprising three of the six series, has five classes, designated Class A, Class B, Class C, Class R and Class Z, which consists of 250 million, 250 million, 250 million, 100 million and 150 million authorized shares, respectively.

As of September 30, 2014, PI owned 255, 224 and 191 shares of Class R shares of the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively.

Transactions in shares of common stock were as follows:

Conservative Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2014:
Shares sold	1,411,129	$18,755,470
Shares issued in reinvestment of dividends and distributions	161,187	2,102,302
Shares reacquired	(1,195,485)	(15,791,891)

Net increase (decrease) in shares outstanding before conversion	376,831	5,065,881
Shares issued upon conversion from Class B	132,535	1,762,194
Shares reacquired upon conversion into Class Z	(24,345)	(326,822)

Net increase (decrease) in shares outstanding	485,021	$6,501,253

Year ended September 30, 2013:
Shares sold	1,248,291	$15,786,749
Shares issued in reinvestment of dividends and distributions	94,769	1,184,926
Shares reacquired	(1,177,820)	(14,886,498)

Net increase (decrease) in shares outstanding before conversion	165,240	2,085,177
Shares issued upon conversion from Class B	124,471	1,581,926
Shares reacquired upon conversion into Class Z	(4,602)	(58,816)

Net increase (decrease) in shares outstanding	285,109	$3,608,287

Prudential Asset Allocation Funds	55

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2014:
Shares sold	293,074	$3,845,246
Shares issued in reinvestment of dividends and distributions	81,225	1,054,415
Shares reacquired	(529,252)	(6,998,939)

Net increase (decrease) in shares outstanding before conversion	(154,953)	(2,099,278)
Shares reacquired upon conversion into Class A	(130,800)	(1,730,777)

Net increase (decrease) in shares outstanding	(285,753)	$(3,830,055)

Year ended September 30, 2013:
Shares sold	442,775	$5,605,595
Shares issued in reinvestment of dividends and distributions	45,622	566,464
Shares reacquired	(490,584)	(6,201,164)

Net increase (decrease) in shares outstanding before conversion	(2,187)	(29,105)
Shares reacquired upon conversion into Class A	(124,964)	(1,581,926)

Net increase (decrease) in shares outstanding	(127,151)	$(1,611,031)

Class C
Year ended September 30, 2014:
Shares sold	811,759	$10,704,324
Shares issued in reinvestment of dividends and distributions	44,318	575,374
Shares reacquired	(369,465)	(4,882,860)

Net increase (decrease) in shares outstanding before conversion	486,612	6,396,838
Shares reacquired upon conversion into Class Z	(16,665)	(218,420)

Net increase (decrease) in shares outstanding	469,947	$6,178,418

Year ended September 30, 2013:
Shares sold	557,187	$7,101,671
Shares issued in reinvestment of dividends and distributions	17,469	217,186
Shares reacquired	(352,282)	(4,448,435)

Net increase (decrease) in shares outstanding before conversion	222,374	2,870,422
Shares reacquired upon conversion into Class Z	(499)	(6,391)

Net increase (decrease) in shares outstanding	221,875	$2,864,031

Class R
Year ended September 30, 2014
Shares sold	2,494	$33,279
Shares issued in reinvestment of dividends and distributions	168	2,193
Shares reacquired	(67)	(899)

Net increase (decrease) in shares outstanding	2,595	$34,573

Year ended September 30, 2013:
Shares sold	580	$7,373
Shares issued in reinvestment of dividends and distributions	81	1,020
Shares reacquired	(67)	(848)

Net increase (decrease) in shares outstanding	594	$7,545

56

Class Z	Shares	Amount
Year ended September 30, 2014:
Shares sold	171,947	$2,286,496
Shares issued in reinvestment of dividends and distributions	17,479	228,774
Shares reacquired	(276,522)	(3,648,579)

Net increase (decrease) in shares outstanding before conversion	(87,096)	(1,133,309)
Shares issued upon conversion from Class A and Class C	40,802	545,242
Shares reacquired upon conversion into Class A	(2,313)	(31,417)

Net increase (decrease) in shares outstanding	(48,607)	$(619,484)

Year ended September 30, 2013:
Shares sold	250,383	$3,176,096
Shares issued in reinvestment of dividends and distributions	8,767	110,464
Shares reacquired	(116,831)	(1,497,192)

Net increase (decrease) in shares outstanding before conversion	142,319	1,789,368
Shares issued upon conversion from Class A and Class C	5,081	65,207

Net increase (decrease) in shares outstanding	147,400	$1,854,575

Moderate Allocation Fund:

Class A
Year ended September 30, 2014:
Shares sold	971,732	$14,507,141
Shares issued in reinvestment of dividends and distributions	62,105	912,948
Shares reacquired	(867,028)	(12,961,246)

Net increase (decrease) in shares outstanding before conversion	166,809	2,458,843
Shares issued upon conversion from Class B	258,704	3,896,636
Shares reaquired upon conversion into Class Z	(2,623)	(39,887)

Net increase (decrease) in shares outstanding	422,890	$6,315,592

Year ended September 30, 2013:
Shares sold	832,454	$11,216,674
Shares issued in reinvestment of dividends and distributions	99,376	1,272,015
Shares reacquired	(954,583)	(12,726,511)

Net increase (decrease) in shares outstanding before conversion	(22,753)	(237,822)
Shares issued upon conversion from Class B	295,996	4,028,943
Shares reacquired upon conversion into Class Z	(471)	(6,459)

Net increase (decrease) in shares outstanding	272,772	$3,784,662

Prudential Asset Allocation Funds	57

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2014:
Shares sold	371,424	$5,446,683
Shares issued in reinvestment of dividends and distributions	14,172	207,621
Shares reacquired	(465,147)	(6,916,095)

Net increase (decrease) in shares outstanding before conversion	(79,551)	(1,261,791)
Shares reacquired upon conversion into Class A	(260,799)	(3,896,636)

Net increase (decrease) in shares outstanding	(340,350)	$(5,158,427)

Year ended September 30, 2013:
Shares sold	396,993	$5,311,764
Shares issued in reinvestment of dividends and distributions	48,465	618,420
Shares reacquired	(481,612)	(6,446,629)

Net increase (decrease) in shares outstanding before conversion	(36,154)	(516,445)
Shares reacquired upon conversion into Class A	(297,973)	(4,028,943)

Net increase (decrease) in shares outstanding	(334,127)	$(4,545,388)

Class C
Year ended September 30, 2014:
Shares sold	547,590	$8,092,664
Shares issued in reinvestment of dividends and distributions	5,816	85,143
Shares reacquired	(310,604)	(4,608,321)

Net increase (decrease) in shares outstanding before conversion	242,802	3,569,486
Shares reacquired upon conversion into Class Z	(22,867)	(340,404)

Net increase (decrease) in shares outstanding	219,935	$3,229,082

Year ended September 30, 2013:
Shares sold	459,873	$6,133,185
Shares issued in reinvestment of dividends and distributions	14,103	179,953
Shares reacquired	(262,926)	(3,487,001)

Net increase (decrease) in shares outstanding	211,050	$2,826,137

Class R
Year ended September 30, 2014:
Shares sold	953	$14,297
Shares issued in reinvestment of dividends and distributions	92	1,344
Shares reacquired	(128)	(1,886)

Net increase (decrease) in shares outstanding	917	$13,755

Year ended September 30, 2013:
Shares sold	10,680.1	$146,923
Shares issued in reinvestment of dividends and distributions	4.2	54
Shares reacquired	(457.9)	(5,981)

Net increase (decrease) in shares outstanding	10,226.4	$140,996

58

Class Z	Shares	Amount
Year ended September 30, 2014:
Shares sold	76,418	$1,156,071
Shares issued in reinvestment of dividends and distributions	2,384	35,016
Shares reacquired	(44,902)	(676,302)

Net increase (decrease) in shares outstanding before conversion	33,900	514,785
Shares issued upon conversion from Class A and Class C	25,353	380,291

Net increase (decrease) in shares outstanding	59,253	$895,076

Year ended September 30, 2013:
Shares sold	27,095	$364,842
Shares issued in reinvestment of dividends and distributions	4,837	61,860
Shares reacquired	(81,982)	(1,097,958)

Net increase (decrease) in shares outstanding before conversion	(50,050)	(671,256)
Shares issued upon conversion from Class A	471	6,459

Net increase (decrease) in shares outstanding	(49,579)	$(664,797)

Growth Allocation Fund:

Class A
Year ended September 30, 2014:
Shares sold	496,573	$8,482,376
Shares issued in reinvestment of dividends and distributions	18,566	313,577
Shares reacquired	(414,769)	(7,110,179)

Net increase (decrease) in shares outstanding before conversion	100,370	1,685,774
Shares issued upon conversion from Class B	208,578	3,634,921
Shares reacquired upon conversion into Class Z	(3,969)	(68,655)

Net increase (decrease) in shares outstanding	304,979	$5,252,040

Year ended September 30, 2013:
Shares sold	388,388	$5,689,048
Shares issued in reinvestment of dividends and distributions	24,306	335,673
Shares reacquired	(459,761)	(6,738,885)

Net increase (decrease) in shares outstanding before conversion	(47,067)	(714,164)
Shares issued upon conversion from Class B	184,214	2,766,034
Shares reacquired upon conversion into Class Z	(2,324)	(34,636)

Net increase (decrease) in shares outstanding	134,823	$2,017,234

Prudential Asset Allocation Funds	59

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2014:
Shares sold	168,330	$2,742,870
Shares reacquired	(215,010)	(3,562,672)

Net increase (decrease) in shares outstanding before conversion	(46,680)	(819,802)
Shares reacquired upon conversion into Class A	(216,267)	(3,634,921)

Net increase (decrease) in shares outstanding	(262,947)	$(4,454,723)

Year ended September 30, 2013:
Shares sold	225,619	$3,209,644
Shares issued in reinvestment of dividends and distributions	4,579	61,307
Shares reacquired	(256,593)	(3,609,201)

Net increase (decrease) in shares outstanding before conversion	(26,395)	(338,250)
Shares reacquired upon conversion into Class A	(190,763)	(2,766,034)

Net increase (decrease) in shares outstanding	(217,158)	$(3,104,284)

Class C
Year ended September 30, 2014:
Shares sold	148,477	$2,446,365
Shares reacquired	(103,377)	(1,727,442)

Net increase (decrease) in shares outstanding before conversion	45,100	718,923
Shares reacquired upon conversion into Class Z	(12,325)	(204,258)

Net increase (decrease) in shares outstanding	32,775	$514,665

Year ended September 30, 2013:
Shares sold	127,509	$1,828,148
Shares issued in reinvestment of dividends and distributions	1,314	17,603
Shares reacquired	(107,401)	(1,530,747)

Net increase (decrease) in shares outstanding before conversion	21,422	315,004
Shares reacquired upon conversion into Class Z	(815)	(12,137)

Net increase (decrease) in shares outstanding	20,607	$302,867

Class R
Year ended September 30, 2014
Shares issued in reinvestment of dividends and distributions	0.9	$13

Net increase (decrease) in shares outstanding	0.9	$13

Year ended September 30, 2013:
Shares issued in reinvestment of dividends and distributions	1.2	$17

Net increase (decrease) in shares outstanding	1.2	$17

60

Class Z	Shares	Amount
Year ended September 30, 2014:
Shares sold	20,113	$351,727
Shares issued in reinvestment of dividends and distributions	536	9,140
Shares reacquired	(13,607)	(238,027)

Net increase (decrease) in shares outstanding before conversion	7,042	122,840
Shares issued upon conversion from Class A and Class C	15,716	272,913

Net increase (decrease) in shares outstanding	22,758	$395,753

Year ended September 30, 2013:
Shares sold	22,410	$324,579
Shares issued in reinvestment of dividends and distributions	651	9,077
Shares reacquired	(46,097)	(683,420)

Net increase (decrease) in shares outstanding before conversion	(23,036)	(349,764)
Shares issued upon conversion from Class A and Class C	3,079	46,773

Net increase (decrease) in shares outstanding	(19,957)	$(302,991)

Note 7. Borrowings

The Allocation Funds, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through October 8, 2014. The Funds pay an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 9, 2014 and will continue to provide a commitment of $900 million through October 8, 2015. Effective October 9, 2014, the Funds pay an annualized commitment fee of .075% of the unused portion of the SCA.

The Conservative Allocation Fund utilized the SCA during the year ended September 30, 2014. The average outstanding balance for the 1 day that the Conservative Allocation Fund had a loan outstanding during the year was $108,000, borrowed at a weighted average interest rate of 1.41%. At September 30, 2014, The Conservative, Moderate and Growth Allocation Funds did not have an outstanding loan amount.

Prudential Asset Allocation Funds	61

Notes to Financial Statements

continued

Note 8. Dividends to Shareholders

Subsequent to the fiscal year, the Conservative Allocation Fund declared ordinary income dividends on October 8, 2014 to shareholders of record on October 9, 2014. The ex-dividend date was October 10, 2014. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.0345
Class B	0.0091
Class C	0.0091
Class R	0.0259
Class Z	0.0429

62

Prudential Conservative Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2014	2013(a)	2012(a)	2011(a)	2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.03	$12.39	$11.20	$11.41	$10.64
Income (loss) from investment operations:
Net investment income	.20	.22	.21	.23	.24
Net realized and unrealized gain (loss) on investment transactions	.53	.70	1.21	(.21)	.77
Total from investment operations	.73	.92	1.42	.02	1.01
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.28)	(.23)	(.23)	(.24)
Distributions from net realized gains	(.24)	-	-	-	-
Total dividends and distributions	(.46)	(.28)	(.23)	(.23)	(.24)
Net asset value, end of year	$13.30	$13.03	$12.39	$11.20	$11.41
Total Return(b):	5.67%	7.52%	12.84%	.10%	9.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$72,292	$64,535	$57,791	$53,890	$43,900
Average net assets (000)	$66,510	$60,521	$56,264	$52,244	$39,798
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.71%	.72%	.75%	.75%	.75%
Expenses, before waivers and/or expense reimbursement	.76%	.77%	.81%	.82%	.85%
Net investment income	1.48%	1.74%	1.80%	1.97%	2.21%
Portfolio turnover rate	46%	25%	23%	16%	29%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	63

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2014	2013(a)	2012(a)	2011(a)	2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.98	$12.33	$11.15	$11.37	$10.60
Income (loss) from investment operations:
Net investment income	.10	.13	.13	.15	.16
Net realized and unrealized gain (loss) on investment transactions	.52	.70	1.20	(.22)	.77
Total from investment operations	.62	.83	1.33	(.07)	.93
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.18)	(.15)	(.15)	(.16)
Distributions from net realized gains	(.24)	-	-	-	-
Total dividends and distributions	(.36)	(.18)	(.15)	(.15)	(.16)
Net asset value, end of year	$13.24	$12.98	$12.33	$11.15	$11.37
Total Return(b):	4.82%	6.84%	11.96%	(.72)%	8.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$40,863	$43,767	$43,162	$44,301	$50,082
Average net assets (000)	$43,801	$43,407	$44,359	$51,101	$45,227
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.46%	1.47%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.46%	1.47%	1.51%	1.52%	1.55%
Net investment income	.73%	1.01%	1.06%	1.27%	1.45%
Portfolio turnover rate	46%	25%	23%	16%	29%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

64

Class C Shares
	Year Ended September 30,
	2014	2013(a)	2012(a)	2011(a)	2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.98	$12.34	$11.16	$11.37	$10.61
Income (loss) from investment operations:
Net investment income	.10	.12	.13	.15	.16
Net realized and unrealized gain (loss) on investment transactions	.52	.70	1.20	(.21)	.76
Total from investment operations	.62	.82	1.33	(.06)	.92
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.18)	(.15)	(.15)	(.16)
Distributions from net realized gains	(.24)	-	-	-	-
Total dividends and distributions	(.36)	(.18)	(.15)	(.15)	(.16)
Net asset value, end of year	$13.24	$12.98	$12.34	$11.16	$11.37
Total Return(b):	4.82%	6.75%	11.95%	(.63)%	8.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$28,724	$22,055	$18,224	$20,380	$19,161
Average net assets (000)	$26,250	$19,308	$18,095	$20,876	$17,097
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.46%	1.47%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.46%	1.47%	1.51%	1.52%	1.55%
Net investment income	.69%	.98%	1.10%	1.25%	1.43%
Portfolio turnover rate	46%	25%	23%	16%	29%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	65

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2014	2013(a)	2012(a)	2011(a)	2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.07	$12.42	$11.23	$11.45	$10.68
Income (loss) from investment operations:
Net investment income	.17	.19	.17	.19	.21
Net realized and unrealized gain (loss) on investment transactions	.53	.71	1.22	(.21)	.78
Total from investment operations	.70	.90	1.39	(.02)	.99
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.25)	(.20)	(.20)	(.22)
Distributions from net realized gains	(.24)	-	-	-	-
Total dividends and distributions	(.43)	(.25)	(.20)	(.20)	(.22)
Net asset value, end of year	$13.34	$13.07	$12.42	$11.23	$11.45
Total Return(b):	5.38%	7.32%	12.52%	(.23)%	9.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$95	$59	$49	$74	$24
Average net assets (000)	$76	$54	$42	$58	$19
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.96%	.97%	1.00%	1.00%	1.00%
Expenses, before waivers and/or expense reimbursement	1.21%	1.22%	1.26%	1.27%	1.30%
Net investment income	1.18%	1.48%	1.48%	1.58%	1.87%
Portfolio turnover rate	46%	25%	23%	16%	29%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

66

Class Z Shares
	Year Ended September 30,
	2014	2013(a)	2012(a)	2011(a)	2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.09	$12.44	$11.24	$11.46	$10.68
Income (loss) from investment operations:
Net investment income	.22	.24	.24	.25	.27
Net realized and unrealized gain (loss) on investment transactions	.54	.72	1.22	(.21)	.78
Total from investment operations	.76	.96	1.46	.04	1.05
Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.31)	(.26)	(.26)	(.27)
Distributions from net realized gains	(.24)	-	-	-	-
Total dividends and distributions	(.49)	(.31)	(.26)	(.26)	(.27)
Net asset value, end of year	$13.36	$13.09	$12.44	$11.24	$11.46
Total Return(b):	5.90%	7.84%	13.17%	.26%	9.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,572	$6,097	$3,960	$2,403	$1,078
Average net assets (000)	$5,941	$5,492	$3,176	$1,632	$1,020
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.46%	.47%	.50%	.50%	.50%
Expenses, before waivers and/or expense reimbursement	.46%	.47%	.51%	.52%	.55%
Net investment income	1.75%	1.90%	1.99%	2.15%	2.44%
Portfolio turnover rate	46%	25%	23%	16%	29%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	67

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class A Shares
	Year Ended September 30,
	2014	2013(a)	2012(a)	2011(a)	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.21	$12.80	$11.09	$11.41	$10.53
Income (loss) from investment operations:
Net investment income	.15	.16	.14	.15	.15
Net realized and unrealized gain (loss) on investment transactions	.97	1.49	1.73	(.32)	.84
Total from investment operations	1.12	1.65	1.87	(.17)	.99
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.24)	(.16)	(.15)	(.11)
Net asset value, end of year	$15.17	$14.21	$12.80	$11.09	$11.41
Total Return(b):	7.91%	13.13%	17.00%	(1.63)%	9.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$93,752	$81,788	$70,155	$60,123	$60,514
Average net assets (000)	$89,611	$74,440	$66,664	$65,266	$57,241
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.70%	.71%	.74%	.74%	.75%
Expenses, before waivers and/or expense reimbursement	.75%	.76%	.79%	.79%	.81%
Net investment income	1.00%	1.22%	1.11%	1.20%	1.37%
Portfolio turnover rate	35%	30%	27%	19%	28%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

68

Class B Shares
	Year Ended September 30,
	2014	2013(a)	2012(a)	2011(a)	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.09	$12.69	$11.00	$11.32	$10.46
Income (loss) from investment operations:
Net investment income	.04	.07	.05	.06	.06
Net realized and unrealized gain (loss) on investment transactions	.97	1.48	1.71	(.32)	.83
Total from investment operations	1.01	1.55	1.76	(.26)	.89
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.15)	(.07)	(.06)	(.03)
Net asset value, end of year	$15.04	$14.09	$12.69	$11.00	$11.32
Total Return(b):	7.15%	12.35%	16.06%	(2.32)%	8.56%

Ratios/Supplemental Data:
Net assets, end of year (000)	$53,127	$54,574	$53,400	$54,580	$66,364
Average net assets (000)	$56,302	$54,466	$55,362	$68,070	$60,124
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.45%	1.46%	1.49%	1.49%	1.50%
Expenses, before waivers and/or expense reimbursement	1.45%	1.46%	1.49%	1.49%	1.51%
Net investment income	.28%	.51%	.40%	.48%	.59%
Portfolio turnover rate	35%	30%	27%	19%	28%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	69

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2014	2013(a)	2012(a)	2011(a)	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.08	$12.69	$10.99	$11.32	$10.46
Income (loss) from investment operations:
Net investment income	.04	.06	.04	.05	.07
Net realized and unrealized gain (loss) on investment transactions	.97	1.48	1.73	(.32)	.82
Total from investment operations	1.01	1.54	1.77	(.27)	.89
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.15)	(.07)	(.06)	(.03)
Net asset value, end of year	$15.03	$14.08	$12.69	$10.99	$11.32
Total Return(b):	7.15%	12.27%	16.16%	(2.41)%	8.56%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,564	$24,604	$19,485	$16,894	$17,202
Average net assets (000)	$28,118	$21,933	$18,652	$18,569	$16,324
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.45%	1.46%	1.49%	1.49%	1.50%
Expenses, before waivers and/or expense reimbursement	1.45%	1.46%	1.49%	1.49%	1.51%
Net investment income	.24%	.43%	.36%	.44%	.61%
Portfolio turnover rate	35%	30%	27%	19%	28%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

70

Class R Shares
	Year Ended September 30,
	2014	2013(a)	2012(a)	2011(a)	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.15	$12.76	$11.05	$11.37	$10.50
Income (loss) from investment operations:
Net investment income	.11	.05	.13	.09	.13
Net realized and unrealized gain (loss) on investment transactions	.97	1.55	1.71	(.29)	.82
Total from investment operations	1.08	1.60	1.84	(.20)	.95
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.21)	(.13)	(.12)	(.08)
Net asset value, end of year	$15.11	$14.15	$12.76	$11.05	$11.37
Total Return(b):	7.67%	12.74%	16.76%	(1.86)%	9.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$177	$153	$7	$11	$2
Average net assets (000)	$167	$15	$9	$5	$2
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.95%	.90%	.99%	.99%	1.00%
Expenses, before waivers and/or expense reimbursement	1.20%	1.15%	1.24%	1.24%	1.26%
Net investment income	.76%	.40%	1.08%	.71%	1.17%
Portfolio turnover rate	35%	30%	27%	19%	28%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	71

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2014	2013(a)	2012(a)	2011(a)	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.23	$12.81	$11.10	$11.42	$10.54
Income (loss) from investment operations:
Net investment income	.17	.21	.17	.17	.18
Net realized and unrealized gain (loss) on investment transactions	.99	1.49	1.73	(.32)	.83
Total from investment operations	1.16	1.70	1.90	(.15)	1.01
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.28)	(.19)	(.17)	(.13)
Net asset value, end of year	$15.20	$14.23	$12.81	$11.10	$11.42
Total Return(b):	8.22%	13.48%	17.28%	(1.40)%	9.63%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,767	$2,684	$3,052	$2,351	$2,087
Average net assets (000)	$3,190	$2,874	$2,590	$2,198	$1,879
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.45%	.46%	.49%	.49%	.50%
Expenses, before waivers and/or expense reimbursement	.45%	.46%	.49%	.49%	.51%
Net investment income	1.20%	1.57%	1.38%	1.43%	1.59%
Portfolio turnover rate	35%	30%	27%	19%	28%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

72

Prudential Growth Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2014(a)	2013(a)	2012(a)	2011(a)	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.02	$13.58	$11.23	$11.62	$10.75
Income (loss) from investment operations:
Net investment income	.08	.10	.05	.04	.04
Net realized and unrealized gain (loss) on investment transactions	1.42	2.46	2.30	(.43)	.93
Total from investment operations	1.50	2.56	2.35	(.39)	.97
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.12)	-	-	(.10)
Net asset value, end of year	$17.41	$16.02	$13.58	$11.23	$11.62
Total Return(b):	9.37%	19.02%	20.93%	(3.36)%	9.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,293	$46,911	$37,934	$30,888	$30,211
Average net assets (000)	$52,609	$41,896	$35,571	$33,830	$29,037
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.75%	.75%	.75%	.75%	.75%
Expenses, before waivers and/or expense reimbursement	.90%	.92%	.99%	.99%	1.02%
Net investment income	.46%	.65%	.41%	.29%	.41%
Portfolio turnover rate	24%	23%	30%	20%	24%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	73

Prudential Growth Allocation Fund

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2014(a)	2013(a)	2012(a)	2011(a)	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.44	$13.10	$10.91	$11.38	$10.54
Income (loss) from investment operations:
Net investment income (loss)	(.04)	(.01)	(.03)	(.05)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.36	2.38	2.22	(.42)	.91
Total from investment operations	1.32	2.37	2.19	(.47)	.87
Less Dividends and Distributions:
Dividends from net investment income	-	(.03)	-	-	(.03)
Net asset value, end of year	$16.76	$15.44	$13.10	$10.91	$11.38
Total Return(b):	8.55%	18.13%	20.07%	(4.13)%	8.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$27,929	$29,785	$28,111	$27,713	$33,340
Average net assets (000)	$30,822	$29,020	$29,094	$35,195	$32,262
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.60%	1.62%	1.69%	1.69%	1.72%
Net investment income (loss)	(.22)%	(.06)%	(.26)%	(.42)%	(.36)%
Portfolio turnover rate	24%	23%	30%	20%	24%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

74

Class C Shares
	Year Ended September 30,
	2014(a)	2013(a)	2012(a)	2011(a)	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.45	$13.11	$10.92	$11.39	$10.55
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.01)	(.03)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.38	2.38	2.22	(.41)	.91
Total from investment operations	1.33	2.37	2.19	(.47)	.87
Less Dividends and Distributions:
Dividends from net investment income	-	(.03)	-	-	(.03)
Net asset value, end of year	$16.78	$15.45	$13.11	$10.92	$11.39
Total Return(b):	8.61%	18.11%	20.05%	(4.13)%	8.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,858	$10,416	$8,566	$8,182	$8,485
Average net assets (000)	$11,625	$9,377	$8,756	$9,614	$8,334
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.60%	1.62%	1.69%	1.69%	1.72%
Net investment income (loss)	(.29)%	(.10)%	(.28)%	(.47)%	(.34)%
Portfolio turnover rate	24%	23%	30%	20%	24%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	75

Prudential Growth Allocation Fund

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2014(a)	2013(a)	2012(a)	2011(a)	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.90	$13.48	$11.17	$11.58	$10.72
Income (loss) from investment operations:
Net investment income	.04	.06	.03	.01	.02
Net realized and unrealized gain (loss) on investment transactions	1.40	2.45	2.28	(.42)	.91
Total from investment operations	1.44	2.51	2.31	(.41)	.93
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.09)	-	-	(.07)
Net asset value, end of year	$17.27	$15.90	$13.48	$11.17	$11.58
Total Return(b):	9.07%	18.74%	20.68%	(3.54)%	8.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3	$3	$3	$2	$2
Average net assets (000)	$3	$3	$2	$2	$2
Ratios to average net assets(c)(d):
Expenses, after waivers and/or expense reimbursement	.97%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers and/or expense reimbursement	1.31%	1.37%	1.30%	1.44%	1.47%
Net investment income	.25%	.40%	.22%	.11%	.15%
Portfolio turnover rate	24%	23%	30%	20%	24%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

76

Class Z Shares
	Year Ended September 30,
	2014(a)	2013(a)	2012(a)	2011(a)	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.20	$13.73	$11.32	$11.69	$10.81
Income (loss) from investment operations:
Net investment income	.11	.13	.06	.06	.15
Net realized and unrealized gain (loss) on investment transactions	1.45	2.50	2.35	(.43)	.85
Total from investment operations	1.56	2.63	2.41	(.37)	1.00
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.16)	-	-	(.12)
Net asset value, end of year	$17.61	$16.20	$13.73	$11.32	$11.69
Total Return(b):	9.64%	19.31%	21.29%	(3.17)%	9.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,477	$989	$1,112	$515	$345
Average net assets (000)	$1,278	$1,071	$786	$448	$361
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers and/or expense reimbursement	.60%	.62%	.69%	.69%	.72%
Net investment income	.62%	.84%	.49%	.43%	.87%
Portfolio turnover rate	24%	23%	30%	20%	24%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	77

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Asset Allocation Funds (comprised of Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund and Prudential Growth Allocation Fund, three of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Funds”), including the portfolios of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 14, 2014

78

Federal Income Tax Information

(Unaudited)

We are advising you that during the fiscal year ended September 30, 2014, the Prudential Conservative Allocation Fund reported the maximum amount allowed per share, but not less than $0.21 per share for classes A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2014, The Prudential Asset Allocation Funds reports the maximum amount allowable but not less than the following percentages of their ordinary income dividends paid during the year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Conservative Allocation Fund	28.58%	11.68%	47.78%
Moderate Allocation Fund	72.33%	33.28%	32.20%
Growth Allocation Fund	100.00%	85.20%	7.84%

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after September 30, 2014. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2014.

Prudential Asset Allocation Funds	79

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 70	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 71	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 71	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Asset Allocation Funds

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 71	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 70	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 70	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 71	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 70	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen: 70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 71	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 65	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 71	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Asset Allocation Funds

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Asset Allocation Funds

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Funds’ Board of Directors

The Board of Directors (the “Board”) of Prudential Asset Allocation Funds (each, a “Fund, and collectively, the “Funds”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered

Prudential Asset Allocation Funds

[1]

Each of the Prudential Asset Allocation Funds is a series of The Prudential Investment Portfolios, Inc. There are three Prudential Asset Allocation Funds: Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Conservative Allocation Fund.

Approval of Advisory Agreements (continued)

information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Funds. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of each Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2013 exceeded the management fees paid by each Fund, resulting in an operating loss to PI. The Board also separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for each Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

In light of each Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Funds’ securities lending agent, transfer agency fees received by each Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of each Fund for the one-, three- and five-year periods ended December 31, 2013.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended September 30, 2013. The Board considered the management fee for each Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe2 and the Peer Group for each Fund were objectively determined by Lipper Inc. (“Lipper”), an independent provider of

[2]	For Prudential Conservative Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe.
For Prudential Moderate Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for fund performance comparisons.
For Prudential Growth Allocation Fund, the Fund was compared only to Funds of Funds within the Lipper Multi-Cap Core Funds Performance Universe, although Lipper compares the Fund to all of the Funds in the Lipper Multi-Cap Core Funds Performance Universe. The Fund was compared only to Funds of Funds within the Lipper Multi-Cap Core Funds Performance Universe because PI believes that only the funds of funds included in this Universe provide a more appropriate basis for fund performance comparisons.

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mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed each Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Prudential Conservative Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board and PI agreed to continue the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2015.
•

The Board concluded that, in light of the Fund’s competitive performance against its benchmark index and Peer Universe, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Moderate Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board and PI agreed to continue the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2015.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

•

The Board concluded that, in light of the Fund’s competitive performance against its benchmark index and Peer Universe, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Growth Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	N/A
Actual Management Fees: – – – –
Net Total Expenses: – – – –

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board also noted the Fund’s actual management fee and net total expense ratio ranked fourth out of the four funds in the Peer Group due to impact of fixed costs on this relatively small size fund.
•

The Board noted information provided by PI indicating that the Fund’s recent performance had improved, with the Fund ranking in the second quartile of its Lipper Peer Universe for the first quarter of 2014.

•	The Board and PI agreed to retain the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2015.
•

The Board concluded that, in light of the Fund’s performance against its benchmark index and against its Peer Universe over longer periods as well as its improving performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Funds has delegated to each Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus for each Fund contain this and other information about the Funds. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Funds, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

Each Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ASSET ALLOCATION FUNDS	NASDAQ	CUSIP		NASDAQ	CUSIP
Conservative Allocation (Class A)	JDUAX	74437E750	Moderate Allocation (Class R)	JMARX	74437E610
Conservative Allocation (Class B)	JDABX	74437E743	Moderate Allocation (Class Z)	JDMZX	74437E776
Conservative Allocation (Class C)	JDACX	74437E735	Growth Allocation (Class A)	JDAAX	74437E685
Conservative Allocation (Class R)	JDARX	74437E628	Growth Allocation (Class B)	JDGBX	74437E677
Conservative Allocation (Class Z)	JDAZX	74437E784	Growth Allocation (Class C)	JDGCX	74437E669
Moderate Allocation (Class A)	JDTAX	74437E727	Growth Allocation (Class R)	JGARX	74437E594
Moderate Allocation (Class B)	JDMBX	74437E719	Growth Allocation (Class Z)	JDGZX	74437E768
Moderate Allocation (Class C)	JDMCX	74437E693

MF194E    0269810-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2014 and September 30, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $150,310 and $147,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 19, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	November 19, 2014